    As filed with the Securities and Exchange Commission on November 29, 2001



                                        Securities Act registration no. 33-38953
                                       Investment Company Act file no. 811-06279

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
--------------------------------------------------------------------------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                         Post-Effective Amendment No. 26                    [X]

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                Amendment No. 28                            [X]
--------------------------------------------------------------------------------

                       HARRIS ASSOCIATES INVESTMENT TRUST
                                  (Registrant)

                      Two North La Salle Street, Suite 500
                          Chicago, Illinois 60602-3790

                          Telephone number 312/621-0600
--------------------------------------------------------------------------------

    Robert M. Levy                               Cameron S. Avery
    Harris Associates L.P.                       Bell, Boyd & Lloyd LLC
    Two North La Salle Street, #500              70 West Madison Street, #3300
    Chicago, Illinois  60602                     Chicago, Illinois  60602

                              (Agents for service)
--------------------------------------------------------------------------------

                  Amending Parts A, B and C and filing Exhibits

--------------------------------------------------------------------------------

           It is proposed that this filing will become effective:
                         immediately upon filing pursuant to rule 485(b)
                ---
                         on _____________ pursuant to rule 485(b)
                ---
                         60 days after filing pursuant to rule 485(a)(1)
                ---
                 X       on January 31, 2002 pursuant to rule 485(a)(1)
                ---
                         75 days after filing pursuant to rule 485(a)(2)
                ---
                         on _____________ pursuant to rule 485(a)(2)
                ---

--------------------------------------------------------------------------------

                                                             THE OAKMARK FUND

                                                             THE OAKMARK
                                                             SELECT FUND

                                                             THE OAKMARK SMALL
                                                             CAP FUND

                                                             THE OAKMARK EQUITY
                                                             AND INCOME FUND

                                                             THE OAKMARK
                                                             GLOBAL FUND

                                                             THE OAKMARK
                                                             INTERNATIONAL FUND

                                                             THE OAKMARK
                                                             INTERNATIONAL SMALL
                                                             CAP FUND

                                   PROSPECTUS
                               January [31], 2002




The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



Advised by Harris Associates L.P.

                               TABLE OF CONTENTS


                                                               PAGE

OVERVIEW OF THE OAKMARK FAMILY OF FUNDS............................1
         Investment Objectives.....................................1
         Principal Investment Strategies...........................1
THE OAKMARK FUND (OAKMX)...........................................2
         Investment Objective......................................2
         Principal Investment Strategy.............................2
         Principal Investment Risks................................2
         Is The Fund Right For Me?.................................2
         Performance Information...................................3
         Fees and Expenses.........................................4
THE OAKMARK SELECT FUND (OAKLX)....................................5
         Investment Objective......................................5
         Principal Investment Strategy.............................5
         Principal Investment Risks................................5
         Is The Fund Right For Me?.................................5
         Performance Information...................................6
         Fees and Expenses.........................................7
THE OAKMARK SMALL CAP FUND (OAKSX).................................7
         Investment Objective......................................7
         Principal Investment Strategy.............................7
         Principal Investment Risks................................8
         Is The Fund Right For Me?.................................8
         Performance Information...................................8
         Fees and Expenses........................................10
THE OAKMARK EQUITY AND INCOME FUND (OAKBX)........................10
         Investment Objective.....................................10
         Principal Investment Strategy............................10
         Principal Investment Risks...............................10
         Is The Fund Right For Me?................................11
         Performance Information..................................11
         Fees and Expenses........................................13
THE OAKMARK GLOBAL FUND (OAKGX)...................................14
         Investment Objective.....................................14
         Principal Investment Strategy............................14
         Principal Investment Risks...............................14
         Is The Fund Right For Me?................................14
         Performance Information..................................15
         Fees and Expenses........................................16
THE OAKMARK INTERNATIONAL FUND (OAKIX)............................16
         Investment Objective.....................................16
         Principal Investment Strategy............................17
         Principal Investment Risks...............................17
         Is The Fund Right For Me?................................17
         Performance Information..................................17
         Fees and Expenses........................................19
THE OAKMARK INTERNATIONAL SMALL CAP FUND (OAKEX)..................19
         Investment Objective.....................................19
         Principal Investment Strategy............................19
         Principal Investment Risks...............................20
         Is The Fund Right For Me?................................20
         Performance Information..................................20
         Fees and Expenses........................................22

HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES..................22
         Investment Techniques....................................22
         Risk Factors.............................................23
         Change in Objective......................................25
MANAGEMENT OF THE FUNDS...........................................26
INVESTING WITH THE OAKMARK FAMILY OF FUNDS........................27
         Eligibility To Buy Shares................................27
         Types of Accounts - Class I Shares.......................28
         Types of Accounts - Class II Shares......................29
         Investment Minimums......................................30
         Share Price..............................................30
         General Purchasing Policies..............................31
         General Redemption Policies..............................31
HOW TO BUY CLASS I SHARES.........................................32
         By Check.................................................32
         By Wire Transfer.........................................32
         By Electronic Transfer...................................33
         By Automatic Investment..................................33
         By Payroll Deduction.....................................34
         By Exchange..............................................34
         By Internet..............................................35
HOW TO SELL CLASS I SHARES........................................35
         In Writing...............................................35
         By Telephone.............................................35
         By Electronic Transfer...................................36
         By Exchange..............................................36
         By Wire Transfer.........................................36
         By Automatic Redemption..................................36
         By Internet..............................................37
         Signature Guarantee......................................37
         Small Account Redemption.................................37
SHAREHOLDER SERVICES..............................................37
         Class I Shareholders.....................................37
         Class II Shareholders....................................38
DISTRIBUTIONS AND TAXES...........................................38
         Distributions............................................38
         Taxes....................................................39
FINANCIAL HIGHLIGHTS..............................................39
         Oakmark Fund.............................................40
         Select Fund..............................................41
         Small Cap Fund...........................................42
         Equity and Income Fund...................................43
         Global Fund..............................................44
         International Fund.......................................45
         International Small Cap Fund.............................46

                     OVERVIEW OF THE OAKMARK FAMILY OF FUNDS

INVESTMENT OBJECTIVES

THE OAKMARK FUND ("Oakmark Fund"), THE OAKMARK SELECT FUND ("Select Fund"), THE OAKMARK SMALL CAP FUND ("Small Cap Fund"), THE OAKMARK GLOBAL FUND ("Global Fund"), THE OAKMARK INTERNATIONAL FUND ("International Fund") and THE OAKMARK INTERNATIONAL SMALL CAP FUND ("International Small Cap Fund") seek long-term capital appreciation. THE OAKMARK EQUITY AND INCOME FUND ("Equity and Income Fund") seeks high current income and preservation and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

PHILOSOPHY

The Oakmark Family of Funds uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value" the Funds mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Funds believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve a Fund's investment objective.

PROCESS

The Funds' adviser, Harris Associates L.P. (called the "Adviser" in this prospectus), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have these attributes:

-    free cash flows and intelligent investment of excess cash;

-    earnings that are growing and are reasonably predictable; and

-    high level of manager ownership.

The Adviser focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks for the Funds is the size of the discount of a company's stock price compared to the company's true business value. Once the Adviser determines that a stock is selling at a significant discount (typically 60% of its estimated worth) and the company has the additional qualities mentioned above, the Adviser generally will consider buying that stock for a Fund. The Adviser usually sells a stock when the price approaches 90% of its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by a Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

MANAGING RISK

Each Fund tries to manage some of the risks of investing in common stock by purchasing stocks whose prices the Adviser considers low relative to the companies' true business values. Each Fund seeks companies with solid finances and proven records and the Fund continuously monitors each portfolio holding.

Equity and Income Fund attempts to manage the risks of investing in bonds by conducting independent evaluations of the creditworthiness of the bonds and the companies and by actively managing the average duration of the bonds in anticipation of interest rate changes.

Furthermore, Global Fund, International Fund, and International Small Cap Fund attempt to manage some of the risks of investing in foreign securities by considering the relative political and economic stability of a company's home country, the ownership structure of the company, and the company's accounting practices.

PORTFOLIO STRUCTURE

The Adviser believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the portfolio of each Fund, except Select Fund, typically holds 30 to 60 stocks rather than hundreds. Select Fund generally holds 15 to 20 stocks in its portfolio.

The Funds' value strategy also emphasizes investing for the long-term. The Adviser believes that the market will ultimately discover these undervalued companies, so, it gives them the time such recognition requires. The Adviser has found that generally it takes two to three years for the gap between stock price and true business value to close. Therefore, successful implementation of this value investment philosophy requires that the Funds and their shareholders have a long-term investment horizon.

                                THE OAKMARK FUND

INVESTMENT OBJECTIVE

Oakmark Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Oakmark Fund invests primarily in common stocks of U.S. companies.

PRINCIPAL INVESTMENT RISKS

Although Oakmark Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Oakmark Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.


                                 CLASS I SHARES

                 Total Returns for Years Ended December 31 (%)

[CHART]

 1992            48.90%
 1993            30.50%
 1994             3.31%
 1995            34.42%
 1996            16.21%
 1997            32.59%
 1998             3.74%
 1999           -10.47%
 2000            11.78%
 2001

Since 1992, the highest and lowest quarterly returns for the Fund's Class I Shares were:

     - Highest quarterly return: [15.4]%, during the quarter ended [December 31, 1992]

     - Lowest quarterly return: [-13.8]%, during the quarter ended [September 30, 1998]

The following table shows how the Fund's average annual total returns (before and after taxes) for one, five and ten years compare with the S&P 500 Index, a widely quoted, unmanaged, market-weighted stock market index that includes 500 of the largest companies publicly traded in the United States. All returns reflect reinvested dividends. The returns shown for the S&P 500 do not reflect the deduction of fees, expenses or taxes.

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001 (%)

                                                                          1               5                10
                                                                        YEAR            YEARS            YEARS
                                                                   ---------------- -------------- -----------------
Oakmark Fund - Class I
    RETURN BEFORE TAXES                                                   %               %                %
    RETURN AFTER TAXES ON DISTRIBUTIONS                                   %               %                %
    RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           %               %                %
S&P 500                                                                   %               %                %

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. [If applicable:
The "Return after taxes on distributions and sale of Fund shares" is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.]

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Information is not available for Class II Shares because Class II Shares have not been sold to investors for a full calendar year.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                                      CLASS I            CLASS II
-------                                                      -------            --------
Maximum sales charge (load) imposed on purchases              None                None
Maximum deferred sales charge (load)                          None                None
Redemption fee
  (as a percentage of amount redeemed)                        None                None
Exchange fee                                                  None                None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                     CLASS I            CLASS II
                                                     -------            --------
Management fees                                       ____%              ____%
Distribution (12b-1) fees                             None                None
Other expenses (including service fees)               ____               ____
Total Annual Fund Operating Expenses                  1.15%              1.32%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                                               CLASS I                  CLASS II
                                               -------                  --------
1 Year                                              $                        $
3 Years
5 Years
10 Years

THE OAKMARK SELECT FUND*

INVESTMENT OBJECTIVE

Select Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Select Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio.

PRINCIPAL INVESTMENT RISKS

Although Select Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

NON-DIVERSIFICATION. Although the Fund's strategy of investing in a limited number of stocks has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Select Fund if you are looking for long-term capital appreciation by investing in a non-diversified fund and are willing to accept the associated risks.

Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

--------------------------
* PLEASE NOTE: SELECT FUND CLOSED TO MOST NEW INVESTORS ON MAY 4, 2001. PLEASE REFER TO "INVESTING WITH THE OAKMARK FAMILY OF FUNDS - ELIGIBILITY TO BUY SHARES" ON PAGE 27 FOR NEW ACCOUNT ELIGIBILITY CRITERIA.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

                                 CLASS I SHARES

                 Total Returns for Years Ended December 31 (%)

[CHART]

1997            55.02%
1998            16.22%
1999            14.49%
2000            25.81%
2001

Since 1997, the highest and lowest quarterly returns for the Fund's Class I Shares were:

     - Highest quarterly return: [21.5]%, during the quarter ended [December 31, 1998]

     - Lowest quarterly return: [-17.2]%, during the quarter ended [September 30, 1998]

The following table shows how the Fund's average annual total returns (before and after taxes) for one and five years and since inception compare with the S&P 500 Index, a widely quoted, unmanaged, market-weighted stock market index that includes 500 of the largest companies publicly traded in the United States. All returns reflect reinvested dividends. The returns shown for the S&P 500 do not reflect the deduction of fees, expenses or taxes.

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001 (%)

                                                                         1               5               SINCE
                                                                        YEAR           YEARS           INCEPTION*
                                                                   --------------- --------------- -----------------
Select Fund - Class I
    RETURN BEFORE TAXES                                                   %               %                %
    RETURN AFTER TAXES ON DISTRIBUTIONS                                   %               %                %
    RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           %               %                %
Select Fund - Class II
    RETURN BEFORE TAXES                                                   %             N/A                %
    RETURN AFTER TAXES ON DISTRIBUTIONS                                   %             N/A                %
    RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           %             N/A                %
S&P 500                                                                   %               %                %

--------------------------------
* Inception dates for Class I Shares and Class II Shares of the Fund are November 1, 1996 and December 31, 1999, respectively.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of

Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. [If applicable: The "Return after taxes on distributions and sale of Fund shares" is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.]

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                                  CLASS I                                    CLASS II
-------                                                  -------                                    --------
Maximum sales charge (load) imposed on purchases         None                                       None
Maximum deferred sales charge (load)                     None                                       None
Redemption fee                                           2% of redemption proceeds on shares
  (as a percentage of amount redeemed)                   held for less than 90 days                 None
Exchange fee                                             None                                       None

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                                        CLASS I                                CLASS II
                                                                        -------                                --------
Management fees                                                            .__%                                   .__%
Distribution (12b-1) fees                                                  None                                   None
Other expenses (including service fees)                                    .__                                    .__
Total Annual Fund Operating Expenses                                      1.08%                                  1.40%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                                                CLASS I                  CLASS II
                                                -------                  --------
1 Year                                              $                        $
3 Years
5 Years
10 Years

                           THE OAKMARK SMALL CAP FUND

INVESTMENT OBJECTIVE

Small Cap Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Small Cap Fund invests primarily in common stocks of U.S. companies. The Fund invests primarily in the stocks of "small cap companies." A small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($___ billion as of December 31, 2001). The mean of the S&P Small Cap 600 Index was $___ million as of December 31, 2001. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which the Fund invests may change.

PRINCIPAL INVESTMENT RISKS

Although Small Cap Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

SMALL CAP STOCKS. Small cap stocks typically are more volatile and may be less liquid than large cap stocks. Small cap companies may have a shorter history of operations and a smaller market for their shares.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Small Cap Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

                                 CLASS I SHARES

                 Total Returns for Years Ended December 31 (%)

[CHART]

1996            39.79%
1997            40.51%
1998           -13.16%
1999            -7.92%
2000             4.39%
2001

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

     - Highest quarterly return: [17.7]%, during the quarter ended [December 31, 1998]

     - Lowest quarterly return: [-26.8]%, during the quarter ended [September 30, 1998]

The following table shows how the Fund's average annual total returns (before and after taxes) for one and five years and since inception compare with the Russell 2000 Index, an unmanaged, market-weighted index of small companies that represents approximately 10% of the total value of publicly traded companies in the U.S. All returns reflect reinvested dividends. The returns shown for the Russell 2000 Index do not reflect the deduction of fees, expenses or taxes.

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001 (%)

                                                                                                           SINCE
                                                                         1               5               INCEPTION
                                                                        YEAR           YEARS         NOVEMBER 1, 1995
                                                                   --------------- -------------- ----------------------
Small Cap Fund - Class I
     RETURN BEFORE TAXES                                                  %*             %                   %
     RETURN AFTER TAXES ON DISTRIBUTIONS                                  %*             %                   %
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES          %*             %                   %
Russell 2000 Index                                                        %              %                   %

-------------------------------------
* [During the year ended December 31, 2001, initial public offerings ("IPOs") contributed ___% to the Fund's return before taxes, ____% to the Fund's return after taxes on distributions, and ______% to the Fund's return after taxes on distributions and sale of Fund shares. As the IPO environment changes and the total assets of the Fund grow, the impact of IPOs on the Fund's performance is expected to diminish.]

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. [If applicable: The "Return after taxes on distributions and sale of Fund shares" is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.]

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Information is not available for Class II Shares because Class II Shares have not been sold to investors for a full calendar year.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                                   CLASS I                              CLASS II
-------                                                   -------                              --------
Maximum sales charge (load) imposed on purchases          None                                 None
Maximum deferred sales charge (load)                      None                                 None
Redemption fee                                            2% of redemption proceeds on
  (as a percentage of amount redeemed)                    shares held for less than 90 days    None
Exchange fee                                              None                                 None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                              CLASS I                 CLASS II
                                                              -------                 --------
Management fees                                                _.__%                    _.__%
Distribution (12b-1) fees                                      None                     None
Other expenses (including service fees)                        _.__                     _.__
Total Annual Fund Operating Expenses                          1.27%                    1.52%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                            CLASS I                  CLASS II
                            -------                  --------
1 Year                         $                        $
3 Years
5 Years
10 Years

                       THE OAKMARK EQUITY AND INCOME FUND

INVESTMENT OBJECTIVE

Equity and Income Fund seeks high current income and preservation and growth of capital.

PRINCIPAL INVESTMENT STRATEGY

Equity and Income Fund invests primarily in a diversified portfolio of U.S. equity and fixed-income securities (although the Fund may invest up to 10% of its total assets in securities of non-U.S. companies). The Fund is intended to present a balanced investment program between growth and income by investing approximately 50-75% of its total assets in common stock, including securities convertible into common stock, and 25-50% of its assets in U.S. government securities and debt securities rated at time of purchase within the two highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"). The Fund may also invest up to 20% of its assets in unrated or lower rated debt securities, sometimes called junk bonds.

PRINCIPAL INVESTMENT RISKS

Although Equity and Income Fund makes every effort to achieve its objectives of high current income and preservation and growth of capital, it cannot guarantee it will attain those objectives. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

DEBT SECURITIES. The debt securities in which the Fund invests are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the company that issued a debt security or bond may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk that the Fund's investments in debt securities will decline in value as a result of changes in interest rates. Generally, the value of fixed income securities rises when prevailing interest rates fall and falls when interest rates rise. Liquidity risk is the risk that the Fund may not be able to sell the medium- and lower-grade debt securities because there are too few buyers for them.

Investment in medium- and lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities also are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium- and lower-grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in meeting principal and interest payment obligations.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Equity and Income Fund if you are seeking current income and preservation and growth of capital and are willing to accept the associated risks. The Fund is intended to present a balanced investment program between growth and income.

If you invest in the Fund, you should be willing to accept short-term price fluctuations which will occur from time to time. You should not consider investing in the Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by funds that invest primarily in stocks.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

                                 CLASS I SHARES

                 Total Returns for Years Ended December 31 (%)

[CHART]

1996            15.29%
1997            26.56%
1998            12.39%
1999             7.90%
2000            19.89%
2001

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

     - Highest quarterly return: [10.5]%, during the quarter ended [December 31, 1998]

     - Lowest quarterly return: [ -6.9]%, during the quarter ended [September 30, 1998]

The following table shows how the Fund's average annual total returns (before and after taxes) for one and five years and since inception compare with the Lipper Balanced Fund Index, an index of 30 balanced funds. All returns reflect reinvested dividends. The returns shown for the Lipper Balanced Fund Index do not reflect the deduction of fees, expenses or taxes.

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001 (%)

                                                                         1               5               SINCE
                                                                        YEAR           YEARS           INCEPTION*
                                                                        ----           -----           ----------
Equity and Income Fund - Class I
    RETURN BEFORE TAXES                                                   %**              %                %
    RETURN AFTER TAXES ON DISTRIBUTIONS                                   %**              %                %
    RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           %**              %                %
Equity and Income Fund - Class II
    RETURN BEFORE TAXES                                                   %**           N/A                 %
    RETURN AFTER TAXES ON DISTRIBUTIONS                                   %**           N/A                 %
    RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           %**           N/A                 %
Lipper Balanced Fund Index                                                %                %                %

--------------------------------
* Inception dates for Class I Shares and Class II Shares of the Fund are November 1, 1995 and July 13, 2000, respectively.

** [During the year ended December 31, 2001, initial public offerings ("IPOs") contributed ___% and ___% to the return before taxes of Class I Shares and Class II Shares, respectively, ____% and ____% to the return after taxes on distributions of Class I Shares and Class II Shares, respectively, and ____% and ____% to the return after taxes on distributions and sale of Fund shares of Class I Shares and Class II Shares, respectively. As the IPO environment changes and the total assets of the Fund grow, the impact of IPOs on the Fund's performance is expected to diminish.]

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of

Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. [If applicable: The "Return after taxes on distributions and sale of Fund shares" is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.]

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                                      CLASS I                             CLASS II
-------                                                      -------                             --------
Maximum sales charge (load) imposed on purchases             None                                None
Maximum deferred sales charge (load)                         None                                None
Redemption fee
  (as a percentage of amount redeemed)                       None                                None
Exchange fee                                                 None                                None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                              CLASS I                                CLASS II
                                                              -------                                --------
Management fees                                                 .__%                                   .__%
Distribution (12b-1) fees                                      None                                    None
Other expenses (including service fees)                         .__                                    .__
Total Annual Fund Operating Expenses                            .98%                                  1.23%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                                     CLASS I                  CLASS II
                                     -------                  --------
1 Year                                   $                        $
3 Years
5 Years
10 Years

                             THE OAKMARK GLOBAL FUND

INVESTMENT OBJECTIVE

Global Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Global Fund invests primarily in common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. Typically, the Fund invests between 20-60% of its total assets in securities of U.S. companies and between 40-80% of its total assets in securities of non-U.S. companies. The Fund's foreign investments include foreign government obligations and foreign common stock. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 15% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

Although Global Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

FOREIGN SECURITIES. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability. The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in less developed countries may be new and changing rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."


IS THE FUND RIGHT FOR ME?

You should consider an investment in Global Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.



                                 CLASS I SHARES

                  Total Returns for Year Ended December 31 (%)

[CHART]

2000            15.84%
2001

Since 2000, the highest and lowest quarterly returns for the Fund's Class I Shares were:

     - Highest quarterly return: [5.86]%, during the quarter ended [December 31, 2000]

     - Lowest quarterly return: [0.80]%, during the quarter ended [March 31, 2000]

The following table shows how the Fund's average annual total returns (before and after taxes) for one year and since inception compare with the Morgan Stanley Capital International World Index, an unmanaged index which includes countries throughout the world, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World Index do not reflect the deduction of fees, expenses or taxes.

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001 (%)

                                                                                                          SINCE
                                                                                       1                INCEPTION
                                                                                      YEAR           AUGUST 4, 1999
                                                                                      ----           --------------
Global Fund - Class I
    RETURN BEFORE TAXES                                                                 %*                  %
    RETURN AFTER TAXES ON DISTRIBUTIONS                                                 %*                  %
    RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                         %*                  %
    M.S.C.I. World Index                                                                %                   %

-------------------------------------
* [During the year ended December 31, 2001, initial public offerings ("IPOs") contributed ___% to the Fund's return before taxes, ____% to the Fund's return after taxes on distributions, and ______% to the Fund's return after taxes on distributions and sale of Fund shares. As the IPO environment changes and the total assets of the Fund grow, the impact of IPOs on the Fund's performance is expected to diminish. ]

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. [If applicable: The "Return after taxes on distributions and sale of Fund shares" is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.]

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Information is not available for Class II Shares because Class II Shares have not been sold to investors for a full calendar year.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                                     CLASS I                             CLASS II
-------                                                     -------                             --------
Maximum sales charge (load) imposed on purchases            None                                None
Maximum deferred sales charge (load)                        None                                None
Redemption fee                                              2% of redemption proceeds on
  (as a percentage of amount redeemed)                      shares held for less than 90 days   None
Exchange fee                                                None                                None

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                              CLASS I                                CLASS II
                                                              -------                                --------
Management fees                                                _.__%                                    _. __%
Distribution (12b-1) fees                                       None                                    None
Other expenses (including service fees)                         .__                                      .__
Total Annual Fund Operating Expenses                           1.80%                                    2.05%
Expense reimbursement*                                          .05                                      .05
Net expenses                                                   1.75%                                    2.00%

* The Adviser has contractually agreed to reimburse Class I and Class II Shares of the Fund, respectively, to the extent that the annual ordinary operating expenses exceed 1.75% of the average net assets of Class I Shares, or 2.00% of the average net assets of Class II Shares. The agreement is effective through January 31, 2003. A reimbursement lowers the expense ratio and increases overall return to investors.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                                                CLASS I                  CLASS II
                                                -------                  --------
1 Year                                              $                        $
3 Years
5 Years
10 Years

                         THE OAKMARK INTERNATIONAL FUND

INVESTMENT OBJECTIVE

International Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

International Fund invests primarily in common stocks of non-U.S. companies. The Funds may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Funds will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

Although International Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

FOREIGN SECURITIES. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability. The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in less developed countries may be new and changing rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in International Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

                                 CLASS I SHARES

                 Total Returns for Years Ended December 31 (%)

[CHART]

1993            53.58%
1994            -9.06%
1995             8.32%
1996            28.02%
1997             3.33%
1998            -7.01%
1999            39.47%
2000            12.50%
2001

Since 1993, the highest and lowest quarterly returns for the Fund's Class I Shares were:

     - Highest quarterly return: [21.0]%, during the quarter ended [June 30, 1999]

     - Lowest quarterly return: [-19.4]%, during the quarter ended [September 30, 1998]

The following table shows how the Fund's average annual total returns (before and after taxes) for one, five and ten years and since inception compare with the Morgan Stanley Capital International World ex U.S. Index, an unmanaged index which includes countries throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World ex U.S. Index do not reflect the deduction of fees, expenses or taxes.

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001 (%)

                                                                            1               5               SINCE
                                                                           YEAR           YEARS           INCEPTION*
                                                                           ----           -----           ----------
International Fund - Class I
    RETURN BEFORE TAXES                                                      %               %                %
    RETURN AFTER TAXES ON DISTRIBUTIONS                                      %               %                %
    RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              %               %                %
International Fund - Class II
    RETURN BEFORE TAXES                                                      %             N/A                %
    RETURN AFTER TAXES ON DISTRIBUTIONS                                      %             N/A                %
    RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              %             N/A                %
M.S.C.I World ex U.S. Index                                                  %               %                %

--------------------------------

* Inception dates for Class I Shares and Class II Shares of the Fund are September 30, 1992 and November 4, 1999, respectively.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. [If applicable: The "Return after taxes on distributions and sale of Fund shares" is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.]

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                                  CLASS I                             CLASS II
-------                                                  -------                             --------
Maximum sales charge (load) imposed on purchases         None                                None
Maximum deferred sales charge (load)                     None                                None
Redemption fee                                           2% of redemption proceeds on
  (as a percentage of amount redeemed)                   shares held for less than 90 days   None
Exchange fee                                             None                                None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                              CLASS I                                 CLASS II
                                                              -------                                 --------
Management fees                                                _.__%                                    _.__%
Distribution (12b-1) fees                                      None                                     None
Other expenses (including service fees)                        _.__                                     _.__
Total Annual Fund Operating Expenses                           1.30%                                    1.64%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                                                CLASS I                  CLASS II
                                                -------                  --------
1 Year                                             $                        $
3 Years
5 Years
10 Years

                    THE OAKMARK INTERNATIONAL SMALL CAP FUND

INVESTMENT OBJECTIVE

International Small Cap Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

International Small Cap Fund invests primarily in common stocks of non-U.S. small cap companies. A small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($___ billion as of December 31, 2001). The mean of the S&P Small Cap 600 Index was $___ million as of December 31, 2001. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which the Fund invests may change.

The Fund may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

Although International Small Cap Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you sell your shares of the Fund, they may be worth more or less than you paid for them.

FOREIGN SECURITIES. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability. The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in less developed countries may be new and changing rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

SMALL CAP STOCKS. Small cap stocks typically are more volatile and may be less liquid than large cap stocks. Small cap companies may have a shorter history of operations and a smaller market for their shares.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in International Small Cap Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE SHOWN BELOW IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

                                 CLASS I SHARES

                 Total Returns for Years Ended December 31 (%)

[CHART]

1996            25.01%
1997           -19.91%
1998             9.20%
1999            53.77%
2000            -8.85%
2001

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

     - Highest quarterly return: [28.2]%, during the quarter ended [December 31, 1998]

     - Lowest quarterly return: [-23.9]%, during the quarter ended [December 31, 1997]

The following table shows how the Fund's average annual total returns (before and after taxes) for one and five years and since inception compare with the Morgan Stanley Capital International World ex U.S. Index, an unmanaged index which includes countries throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World ex U.S. Index do not reflect the deduction of fees, expenses or taxes.

      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001 (%)

                                                                                                               SINCE
                                                                             1                5              INCEPTION
                                                                           YEAR             YEARS        NOVEMBER 1, 1995
                                                                           ----             -----        ----------------
International Small Cap Fund - Class I
    Return before taxes                                                      %                %                  %
    Return after taxes on distributions                                      %                %                  %
    Return after taxes on distributions and sale of Fund shares              %                %                  %
M.S.C.I. World ex U.S. Index                                                 %                %                  %

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects. [If applicable: The "Return after taxes on distributions and sale of Fund shares" is greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.]

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Information is not available for Class II Shares because Class II Shares have not been sold to investors for a full calendar year.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (fees paid directly from your investment)

EXPENSE                                                     CLASS I                            CLASS II
-------                                                     -------                            --------
Maximum sales charge (load) imposed on purchases            None                               None
Maximum deferred sales charge (load)                        None                               None
Redemption fee                                              2% of redemption proceeds on
  (as a percentage of amount redeemed)                      shares held for less than 90 days  None
Exchange fee                                                None                               None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                              CLASS I                                CLASS II
                                                              -------                                --------
Management fees                                                _.__%                                   _.__%
Distribution (12b-1) fees                                      None                                    None
Other expenses (including service fees)                         .__                                     .__
Total Annual Fund Operating Expenses                           1.74%                                   1.97%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:

                                                  CLASS I                  CLASS II
                                                  -------                  --------
1 Year                                                $                        $
3 Years
5 Years
10 Years

                HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES

INVESTMENT TECHNIQUES

In addition to the principal investment strategies described earlier in this prospectus, each of the Funds may employ the following techniques in pursuing their investment objectives.

EQUITY SECURITIES. The types of equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in selecting an equity security for a Fund is the size of the discount of the market price relative to the Adviser's determination of the true business value of the security.

DEBT SECURITIES. Each Fund may invest in debt securities of both governmental and corporate issuers. Each of Oakmark Fund, Select Fund, Small Cap Fund and Global Fund may invest up to 25% of its assets, Equity and Income Fund may invest up to 20% of its assets, and each of International Fund and International Small Cap Fund may invest up to 10% of its assets (valued at the time of investment) in debt securities that are rated below investment grade (commonly called junk bonds), without a minimum rating requirement. Descriptions of the ratings used by S&P and Moody's are included in Appendix A to the Statement of Additional Information.

CURRENCY EXCHANGE TRANSACTIONS. Each Fund may engage in currency exchange transactions either on a spot (I.E., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' forward currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

SHORT-TERM INVESTMENTS. In seeking to achieve its investment objective, a Fund ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within twelve months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

To the extent that investments meeting a Fund's criteria for investment are not available, or when a Fund considers a temporary defensive posture advisable in response to adverse market, economic, political, or other conditions, the Fund may invest without limitation in high-quality corporate debt obligations of U.S. companies or U.S. government obligations, or may hold cash in domestic or foreign currencies or invest in domestic or foreign money market securities. During those periods, a Fund's assets may not be invested in accordance with its regular strategy, and the Fund may not achieve its investment objective.

CASH RESERVES. Under ordinary circumstances, the Funds are substantially fully invested. At times, however, to meet liquidity needs or for temporary defensive purposes, each Fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities. During those periods, a Fund's assets may not be invested in accordance with its regular strategy and the Fund may not achieve its investment objective.

RISK FACTORS

In addition to the principal risks described earlier in this prospectus, you may be subject to the following risks if you invest in the Funds:


     GENERAL RISKS. All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. Each Fund is intended for long-term investors. Only Equity and Income Fund is intended to present a balanced investment program between growth and income.

     MARKET RISK. Each Fund is subject to the market risk that always comes with investments in common stock. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Although each Fund (other than Select
     Fund) is diversified, each Fund, except Select Fund, generally intends to limit its holdings to approximately 30 to 60 stocks. Select Fund is a non-diversified fund and usually holds between 15 to 20 stocks in its portfolio. The appreciation or depreciation of any one stock held by a Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also increases a Fund's volatility.

To the extent that a Fund invests in the following types of securities, you also may be subject to other risks:

     SMALL AND MID CAP SECURITIES. During some periods, the securities of small and mid cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small and mid cap companies tend to be more volatile and less liquid than stocks of large companies. Small and mid cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

     INTERNATIONAL SECURITIES. International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in those countries have exceeded those of similar U.S. investments, although there can be no assurance that those conditions will continue.

     You should understand and consider carefully the greater risks involved in investing internationally. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to companies; less governmental supervision of stock exchanges, securities brokers and companies; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

     Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     The Funds may invest in ADRs, EDRs or GDRs that are not sponsored by the issuer of the underlying security. To the extent it does so, a Fund would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.

     The cost of investing in securities of non-U.S. issuers typically is higher than the cost of investing in U.S. securities. International Fund, International Small Cap Fund and Global Fund provide an efficient way for an individual to participate in foreign markets, but their expenses, including advisory and custody fees, are higher than for a typical domestic equity fund.

     DEBT SECURITIES. Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from debt securities it owns. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

     Neither International Fund nor International Small Cap Fund will invest more than 10% of its respective total assets in securities rated below investment grade or, if unrated, that are considered by the Adviser to be of comparable quality, Equity and Income Fund will not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.

     Investment in medium- and lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are obligations of companies rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium and lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     The market for medium- and lower-grade debt securities tends to be less broad than the market for higher-quality debt securities. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio of these debt securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

If you invest in Select Fund, you will be subject to the following risk:

     NON-DIVERSIFICATION. As a "non-diversified" fund, Select Fund is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one company. Since Select Fund may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund than would a smaller investment in that security, and the net asset value per share of the Fund can be expected to fluctuate more than would the net asset value of a comparable "diversified" fund.

     The Fund intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following:
     (i) cash and cash items, including receivables; (ii) U.S. government securities; (iii) securities of other regulated investment companies; and
     (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of its total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

CHANGE IN OBJECTIVE

Each Fund's investment objective may be changed by the board of trustees without shareholder approval. Shareholders will receive at least 30 days' written notice of any change in a Fund's objective. If the board of trustees approves a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that a Fund will achieve its investment objective.

                             MANAGEMENT OF THE FUNDS

The Oakmark Family of Funds' investments and business affairs are managed by Harris Associates L.P. The Adviser also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, the Adviser has advised and managed mutual funds since 1970. The Adviser's address is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

Subject to the overall authority of the board of trustees, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment, and management personnel.

Each Fund pays a management fee to the Adviser for serving as investment adviser and for providing administrative services. The fee is determined as a percentage of average daily net assets. For the fiscal year ended September 30, 2001, the management fees paid by the Funds, as a percentage of average net assets, were:

FUND                                  CLASS I           CLASS II
----                                  -------           --------
Oakmark Fund                            ____%            ____%*
Select Fund                             ____             ____
Small Cap Fund                          ____              n/a**
Equity and Income Fund                  ____             ____
Global Fund                             ____              n/a**
International Fund                      ____             ____
International Small Cap Fund            ____             ____*

-------------------
* The amount shown for Class II Shares of Oakmark Fund and International Small Cap Fund, which commenced operations on April 5, 2001 and January 9, 2001, respectively, is the actual annual management fee as a percentage of average net assets. For the period of April 5, 2001 through September 30, 2001, Oakmark Fund paid the Adviser fees at the annual rate of ___% of average net assets. For the period of January 9, 2001 through September 30, 2001, International Small Cap Fund paid the Adviser fees at the annual rate of ____% of average net assets.

** No Class II Shares of Small Cap Fund and Global Fund were outstanding as of September 30, 2001.

The Adviser has contractually agreed to reimburse each Fund to the extent that its annual ordinary operating expenses of a class exceed the following percentages of the average net assets of that class:

FUND                                          CLASS I          CLASS II
----                                          -------          --------
Oakmark Fund                                  1.50%            1.75%
Select Fund                                   1.50             1.75
Small Cap Fund                                1.50             1.75
Equity and Income Fund                        1.00             1.25
International Fund                            2.00             2.25
International Small Cap Fund                  2.00             2.25
Global Fund                                   1.75             2.00

Each such agreement is effective through [January 31, 2003].

Oakmark Fund is managed by William C. Nygren, C.F.A., and Kevin G. Grant, C.F.A. Mr. Nygren joined the Adviser as an analyst in 1983, and was the Adviser's Director of Research from September 1990 to March 1998. Previously, he had been an analyst with Northwestern Mutual Life Insurance Company. He holds an M.S. in Finance from the University of Wisconsin-Madison (1981) and a B.S. in Accounting from the University of Minnesota (1980). Mr. Grant joined the Adviser as an analyst in 1988, and has been a senior investment analyst since 1994. He holds an M.B.A. in Finance from Loyola University (1991) and a B.S. in Computer Science from the University of Wisconsin-Madison (1987).

Select Fund is managed by Mr. Nygren and Henry R. Berghoef, C.F.A. Mr. Berghoef joined the Adviser as an analyst in 1994 and has been a senior investment analyst since 1994. He holds an M.B.A. from George Washington University (1985), an M.A. in International Studies from Johns Hopkins University (1974), and a B.A. in History from Calvin College (1971).

Small Cap Fund is managed by James P. Benson, C.F.A. and Clyde S. McGregor, C.F.A. Mr. Benson joined the Adviser as an investment analyst in 1997. Prior thereto, he had been an Executive Vice-President and Director of Equity Research for Ryan Beck & Co. Mr. Benson holds a M.B.A. in Finance from Northwestern University (1981) and a B.A. in Economics and Computer Science from Westminster College (1979). Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).

Equity and Income Fund is managed by Mr. McGregor and Edward A. Studzinski, C.F.A. Mr. Studzinski joined the Adviser as an analyst in 1995. Prior to joining the Adviser, Mr. Studzinski was Vice President and Investment Officer at Mercantile National Bank of Indiana. He holds an M.B.A. in Marketing and Finance from Northwestern University (1985), a J.D. from Duke University (1974), and an A.B. in History from Boston College (1971).

Global Fund is managed by Gregory L. Jackson and Michael J. Welsh, C.F.A. and C.P.A. Mr. Jackson is responsible for the day-to-day management of the Fund's domestic portfolio, and Mr. Welsh manages the day-to-day affairs of the Fund's foreign portfolio. Mr. Jackson joined the adviser in July of 1998. He holds a B.S. in Finance from the University of Utah, and an M.B.A. in Finance from the University of Chicago. Previously he had been a portfolio manager/analyst with Yacktman Asset Management. Mr. Welsh joined the adviser as an international analyst in 1992. Previously, he had been a senior associate, valuation services, with Coopers & Lybrand. He holds an M.B.A. in Finance from Northwestern University (1993) and a B.S. in Accounting from the University of Kansas (1985).

International Fund is managed by David G. Herro, C.F.A. and Mr. Welsh. Mr. Herro joined the Adviser in 1992 as a portfolio manager and analyst. Previously, he had been an international portfolio manager for the State of Wisconsin Investment Board and The Principal Financial Group. He holds an M.A. in Economics from the University of Wisconsin - Milwaukee (1985) and a B.S. in Business and Economics from the University of Wisconsin - Platteville (1983).

International Small Cap Fund is managed by Mr. Herro and Mr. Welsh.

                   INVESTING WITH THE OAKMARK FAMILY OF FUNDS

The Funds are "no-load" mutual funds, which means that they do not impose any commission or sales charge when shares are purchased or sold. However, each Fund except Oakmark Fund and Equity and Income Fund does impose a 2% redemption fee on redemptions of Class I Shares held for less than 90 days. SEE "INVESTING WITH THE OAKMARK FAMILY OF FUNDS - GENERAL REDEMPTION POLICIES - 90-DAY REDEMPTION FEE ON CLASS I SHARES."

ELIGIBILITY TO BUY SHARES

ALL FUNDS. Each Fund is available for purchase only by residents of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands.

SELECT FUND. Select Fund closed to most new purchases on May 4, 2001. If you were a shareholder (in your own name or as a beneficial owner of shares held in someone else's name) of the Fund as of May 4, 2001, you may continue to make additional investments in the Fund and reinvest your dividends and capital gains distributions.

You may open a new account, even though the Fund is closed, if:

     - You purchase through an employee retirement plan whose records are maintained by a trust company or plan administrator and whose investment alternatives include shares of the Fund;

     - You are transferring or "rolling over" into an IRA account of the Fund from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers, you may still open a new account with all or part of the proceeds of a distribution from the plan);

     - You purchase into an annuity account offered by a company that includes shares of the Fund as an investment alternative for such account; or

     - Your investment in the Fund, in the judgment of the Adviser, would not adversely affect the Adviser's ability to manage the Fund effectively.

The Trust reserves the right to re-open the Fund to new investors or to modify the extent to which future sales of shares are limited.

If you have any questions about your eligibility to purchase shares of Select Fund, please call 1-800-OAKMARK or visit The Oakmark Family of Funds' website at www.oakmark.com.

------------------------------------------------------------
TYPES OF ACCOUNTS - CLASS I SHARES
------------------------------------------------------------

Class I Shares of a Fund are offered to members of the general public. You may set up your account in any of the following ways:

INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.

GIFT OR TRANSFER TO A MINOR (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.

TRUST FOR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.


BUSINESS OR ORGANIZATION. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

RETIREMENT. A retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor.

The types of IRAs available to you are:

     - TRADITIONAL IRA. For calendar year 2001, you may invest up to $2,000 in an IRA if you are of legal age, under 70 1/2 years old, and have earned (non-investment) income. If your earned income is less than $2,000, you can only contribute up to the level of your earned income. If your spouse has earned less than $2,000, he or she may still contribute up to $2,000 in an IRA, so long as your combined earned income is more than $4,000 and you file a joint federal income tax return.

          Beginning in 2002, the $2,000 contribution limitation increased and varies based on your age in the year for which you make a contribution:

                YEAR                    LIMIT (AGE 50 AND UNDER)           LIMIT (AGE 50 AND OVER)
                ----                    ------------------------           -----------------------
           2002 - 2004                  $3,000                             $3,500
           2005                         4,000                              4,500
           2006 - 2007                  4,000                              5,000
           2008 and thereafter          5,000                              6,000

          These dollar limits are reduced by any contributions you or your spouse make to a Roth IRA. Depending on your income level, your IRA contributions may be deductible and, beginning in 2002, may entitle you to a tax credit.

     - ROTH IRA. Compared to the Traditional IRA described above, the Roth IRA has different eligibility requirements and tax treatment. If you are a single taxpayer with adjusted gross income up to $95,000, you may contribute up to $2,000 for 2001. If you are married with adjusted gross income up to $150,000 and you file a joint federal income tax return, you may contribute up to $4,000 for 2001. Beginning in 2002, the Roth IRA contribution limitation increased in the same manner as the Traditional IRA contribution limitation, as shown above.

          If your adjusted gross income is between $95,000 and $110,000, as a single taxpayer, or between $150,000 and $160,000, as a married taxpayer filing a joint federal income tax return, you may make a Roth IRA contribution, but it will be reduced. You must have earned income equal to your contributions, as with a Traditional IRA, but you can contribute to a Roth IRA even if you are over 70 1/2. Your contributions to a Roth IRA are not tax-deductible, but your withdrawals are not taxable if you have held your Roth IRA for at least five years and are at least 59 1/2 years old, disabled, or use the proceeds (up to $10,000) to purchase your first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA.

     - ROLLOVER IRA. A rollover IRA provides special tax advantages for certain distributions from employer-sponsored retirement plans.

     - SIMPLE IRA. A SIMPLE IRA permits small business owners or those who are self-employed and their eligible employees to elect to have a portion of their pay withheld on a before-tax basis and saved in a tax-deferred account maintained for the individual employee. Generally, the employer is also required to make a contribution for each employee who elects to contribute.

     - EDUCATION IRA. In an education IRA, your money grows tax-free and has preferential tax treatment upon distribution to a beneficiary who uses it for authorized education expenses. For 2001, the maximum amount that can be contributed to an Education IRA is $500 per child. However, beginning in 2002 the maximum contribution amount was increased to $2,000 per child per calendar year. You may contribute to an education IRA only if your income falls between certain limits.

The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the trustee of the plan and the trustee of the plan should contact the Fund regarding the establishment of an investment relationship.

------------------------------------------------------------
TYPES OF ACCOUNTS - CLASS II SHARES
------------------------------------------------------------

Class II Shares of a Fund are offered to certain retirement plans, such as a 401(k), and profit sharing plans. The purchase of Class II Shares is contingent upon an agreement with the Fund(s). Class II Shares of a Fund pay a service fee at the annual rate of .25% of the average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

If you invest in Class II Shares, the procedures by which you can buy and sell shares are governed by the terms of your retirement plan. Please contact your plan sponsor or service provider for information on how to buy and sell your Class II Shares.

INVESTMENT MINIMUMS

(Applies to Class I Shares Only)

                                     INITIAL            SUBSEQUENT
TYPE OF ACCOUNT                      INVESTMENT         INVESTMENT
------------------------------------ ------------------ ------------------
Regular investing account                   $1,000             $100

Traditional or Roth IRA                      1,000              100

SIMPLE IRA                            Determined on a    Determined on a
                                       case by case       case by case
                                           basis              basis

Education IRA                                  500              100

Automatic Investment Plan or
Payroll Deduction Plan                         500              100

SHARE PRICE

NET ASSET VALUE. The share price is also called the net asset value ("NAV") of a share. The NAV of a Class I or Class II share is determined by the Fund's custodian, State Street Bank and Trust Company, as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. A Fund's NAV will not be calculated on days when the NYSE is closed, such as on Saturdays and Sundays and on certain holidays, as more fully discussed in the Statement of Additional Information under "Purchasing and Redeeming Shares."

The NAV of Class I Shares of each Fund is determined by dividing the value of the assets attributable to Class I Shares of the Fund, less liabilities attributable to that class, by the number of Class I Shares outstanding. Similarly, the NAV of Class II Shares of each Fund is determined by dividing the value of the assets attributable to Class II Shares of the Fund, less liabilities attributable to that class, by the number of Class II Shares outstanding.

Trading in the securities of non-U.S. issuers held in each Fund's portfolio takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days the NYSE is open for trading. The value of the Funds' portfolios may change on days when the Funds are not open for business and you cannot purchase or redeem Fund shares.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of Class I Shares of a Fund is made at the NAV of Class I Shares next determined as follows:

- A purchase BY CHECK, WIRE TRANSFER OR ELECTRONIC TRANSFER is made at the NAV next determined after receipt and acceptance by the Funds' transfer agent of your check or wire transfer or your electronic transfer investment instruction. An order is not accepted until the Funds' transfer agent has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

- A purchase THROUGH AN INTERMEDIARY, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor (called an "Intermediary") that IS a Fund's authorized agent for the receipt of orders is made at the NAV next determined after receipt and acceptance of the order by the Intermediary.

- A purchase THROUGH AN INTERMEDIARY that IS NOT a Fund's authorized agent for the receipt of orders is made at the NAV next determined after receipt and acceptance of your order by the Fund's transfer agent.

Each purchase of Class II Shares of a Fund through an Intermediary is made at the NAV of Class II Shares next determined after receipt and acceptance of the order by the Intermediary.

Price information may be obtained by accessing the Oakmark Funds' website at www.oakmark.com or calling the Funds' NAV hotline at 1-800-GROWOAK (1-800-476-9625).

GENERAL PURCHASING POLICIES

You may OPEN AN ACCOUNT and ADD TO AN ACCOUNT by purchasing directly from the Fund(s) or through an Intermediary.

- If you buy shares of a Fund through Intermediaries, those Intermediaries may charge a fee for their services. Any such charge could constitute a substantial portion of a smaller account and may not be in your best interest. You may purchase shares of a Fund directly from the Fund without the imposition of any charges other than those described in this prospectus. SEE "HOW TO BUY CLASS I SHARES."

- Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Funds may withhold redemption proceeds until they are reasonably satisfied they have received your payment. This confirmation process may take up to fifteen days.

- The Funds reserve the right to reject any purchase order that they determine not to be in the best interest of the Funds or their shareholders. The Funds will not honor requests for purchases or exchanges by shareholders they have reason to believe are "market-timers." Although the Funds will attempt to give prior notice of a suspension or termination of an exchange privilege when they are reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

- The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

GENERAL REDEMPTION POLICIES

You may SELL YOUR SHARES by contacting the Fund(s) directly or through an Intermediary.

- The price at which your redemption order will be processed is the NAV next determined after proper redemption instructions are received. SEE "INVESTING WITH THE OAKMARK FAMILY OF FUNDS - SHARE PRICE - NET ASSET VALUE."

- The Funds cannot accept a redemption request that specifies a particular redemption date or price.

- Once your redemption order has been accepted, you may not cancel or revoke it.

- The Funds generally will mail redemption proceeds within seven days after receipt of your redemption request. If you recently made a purchase, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to fifteen days.

- The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

REDEMPTION IN KIND. The Funds generally intend to pay all redemptions in cash. Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

90-DAY REDEMPTION FEE ON CLASS I SHARES. Each Fund except Oakmark Fund and Equity and Income Fund imposes a short-term trading fee on redemptions of Class I Shares held less than 90 days to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to each Fund and is 2% of the redemption value and is deducted from the redemption proceeds.

The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

Each Fund does NOT impose a redemption fee on a redemption of:

-    shares acquired by reinvestment of dividends or distributions of a Fund; or

- shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries.

HOW TO BUY CLASS I SHARES

FOR INVESTORS WHO PURCHASE DIRECTLY FROM THE FUND(S) AND NOT THROUGH AN INTERMEDIARY

BY CHECK

OPENING AN ACCOUNT

- Complete and sign the New Account Registration Form, enclose a check made payable to State Street Bank and Trust Company and mail the Form and your check to the address indicated to the right.

-    Your initial investment must be at least $1,000.

- PLEASE NOTE: The Funds do not accept cash, drafts, starter checks, third party checks, or checks drawn on banks outside of the United States or purchase orders specifying a particular purchase date or price per share.

ADDING TO AN ACCOUNT

- Mail your check made payable to State Street Bank and Trust Company with either the additional investment form attached to your confirmation statement or a note with the amount of the purchase, your account number, and the name in which your account is registered to:

          OAKMARK FAMILY OF FUNDS
          P.O. Box 8510
          Boston, MA  02266-8510

-    Your subsequent investments must be at least $100.

BY WIRE TRANSFER

OPENING AN ACCOUNT

- Call an investor services representative at 1-800-OAKMARK and choose menu option 2 to request an account number and wire transfer instructions.

-    Your initial investment must be at least $1,000.

ADDING TO AN ACCOUNT

- Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA# 011000028, DDA# 9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions.

-    Your subsequent investments must be at least $100.

BY ELECTRONIC TRANSFER

OPENING AN ACCOUNT

-    You may NOT open a new account by electronic transfer.

ADDING TO AN ACCOUNT

- If you established the electronic transfer privilege on your New Account Registration Form, call the Funds' Voice Response System, OAKLINK, at 1-800-OAKMARK and choose menu options 1, then 3, and follow the instructions, or call an investor service representative at 1-800-OAKMARK and choose menu option 2.

-    Your subsequent investments must be at least $100.

- If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.


Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.

BY AUTOMATIC INVESTMENT

OPENING AN ACCOUNT

-    Choose the Automatic Investment Plan on your New Account Registration Form.

- Your initial investment must be at least $500 and be made by check payable to State Street Bank and Trust Company.

- In addition to your investment check, send a check marked "Void" or a deposit slip from your bank account along with your New Account Registration Form.

ADDING TO AN ACCOUNT

- If you chose the Automatic Investment Plan when you opened your account, subsequent purchases of shares will be made automatically, either monthly or quarterly, by electronic transfer from your bank account in the dollar amount you specified.

-    Your subsequent investments must be at least $100.

- If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

BY PAYROLL DEDUCTION

OPENING AN ACCOUNT

- Complete and sign the New Account Registration Form and the Payroll Deduction Plan Application, enclose a check made payable to State Street Bank and Trust Company and return both forms and the check for at least $500 to:

         OAKMARK FAMILY OF FUNDS
         P.O. Box 8510
         Boston, MA 02266-8510

-    Your initial investment must be at least $500 and be made by check.

- The Payroll Deduction Plan Application allows you to purchase shares of the Fund on a monthly, bi-monthly, or quarterly basis by instructing your employer to deduct from your paycheck a specified dollar amount.


ADDING TO AN ACCOUNT

- If you completed the Payroll Deduction Plan Application, subsequent purchases of shares will be made automatically, either monthly, bi-monthly or quarterly, by deducting the dollar amount you specified from your pay.

-    Your subsequent investments must be at least $100.

- If you want to establish the Payroll Deduction Plan, obtain a Payroll Deduction Plan Application by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

BY EXCHANGE

You may purchase shares of a Fund by exchange of shares of another Fund or by exchange of Oakmark Units. Oakmark Units are ILA Service Units of Government Portfolio (a money market fund that is a portfolio of Goldman Sachs Institutional Liquid Assets Portfolios of Goldman Sachs Trust).


OPENING AN ACCOUNT

- Call 1-800-OAKMARK and choose menu option 2. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares.

-    Your initial investment into your new account must be at least $1,000.

ADDING TO AN ACCOUNT

- Call the Funds' Voice Response System, OAKLINK, at 1-800-OAKMARK and choose menu options 1, then 3, and follow the instructions, or call an investor service representative at 1-800-OAKMARK and choose menu option 2.

- Send a letter of instruction, indicating your name, the name of the Fund, and the Fund account number from which you wish to redeem shares, and the name of the Fund and the Fund account number into which you wish to buy shares, to:

          OAKMARK FAMILY OF FUNDS
          P.O. Box 8510
          Boston, MA  02266-8510

-    Your subsequent investments must be at least $100.

- The Trust may refuse at any time any exchange request it considers detrimental to a Fund.

- AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN A CAPITAL GAIN OR LOSS.

- Obtain a current prospectus for the Fund into which you are exchanging by visiting the

     Oakmark Funds' website at www.oakmark.com or calling an investor service representative at 1-800-OAKMARK and choose menu option 2.

BY INTERNET

OPENING AN ACCOUNT

- Login to the Oakmark Funds' website at www.oakmark.com, choose the "My Account" tab and then follow the instructions.

-    Your initial investment into your new account must be at least $1000.

ADDING TO AN ACCOUNT

- Login to the Oakmark Funds' website at www.oakmark.com, choose the "My Account" tab and then follow the instructions.

-    Your subsequent investments must be at least $100.



HOW TO SELL CLASS I SHARES

FOR INVESTORS WHO REDEEM DIRECTLY FROM THE FUND(S) AND NOT THROUGH AN
INTERMEDIARY

IN WRITING

WRITE TO THE FUNDS AT:

          OAKMARK FAMILY OF FUNDS
          P.O. Box 8510
          Boston, MA 02266-8510

YOUR REDEMPTION REQUEST MUST:

-    identify the Fund and give your account number;

-    specify the number of shares or dollar amount to be redeemed; and

- be signed in ink by ALL account owners exactly as their names appear on the account registration.

BY TELEPHONE

- You may redeem shares from your account by calling the Funds' Voice Response System, OAKLINK, at 1-800-OAKMARK and choosing menu options 1, then 3, and following the instructions, or by calling an investor service representative at 1-800-OAKMARK and choosing menu option 2.

- A check for the proceeds will be sent to your address of record, generally within 7 days of receiving your proper request, or within 15 days of your purchase if you purchased the shares by check. SEE "INVESTING WITH THE OAKMARK FAMILY OF FUNDS - GENERAL REDEMPTION POLICIES."

- A redemption request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

- You may not redeem by telephone shares held in an account for which you have changed the address within the preceding 30 days.

BY ELECTRONIC TRANSFER

- To redeem shares from your account by electronic transfer, call the Funds' Voice Response System, OAKLINK, at 1-800-OAKMARK and choose menu options 1 then 3 and follow the instructions, or call an investor service representative at 1-800-OAKMARK and choose menu option 2.

- Payment of the proceeds will be made by electronic transfer only to a checking account previously designated by you at a bank that is a member of the Automated Clearing House (ACH) system. Confirm with your bank or credit union that it is a member of ACH.

- Payment of the proceeds will normally be sent on the next business day after receipt of your request or within 15 days of your purchase if you purchased the shares by electronic transfer.

- A redemption request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

- If the proceeds of your redemption are sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive "good funds" for at least one week thereafter.

BY EXCHANGE

- You may sell some or all of your shares of a Fund and use the proceeds to buy shares of another Oakmark fund or Oakmark Units either in writing or by calling the Funds' Voice Response System, OAKLINK, at 1-800-OAKMARK and choosing menu options 1 then 3 and following the instructions, or by calling an investor service representative at 1-800-OAKMARK and choosing menu option 2.

- Obtain a current prospectus for a Fund into which you are exchanging by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

- An exchange request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

- The Trust may refuse at any time any exchange request it considers detrimental to a Fund.

- AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN A CAPITAL GAIN OR LOSS.

SEE ALSO THE SECTION ENTITLED "HOW TO BUY CLASS I SHARES - BY EXCHANGE."

BY WIRE TRANSFER

- To redeem shares from your account by wire transfer, call an investor service representative at 1-800-OAKMARK and choose menu option 2.

- The proceeds will be paid by wire transfer to your bank account, provided the redemption proceeds are at least $250.

- The cost of the wire transfer (currently $5) will be deducted from your account, or from the redemption proceeds if you redeem your entire account.

- Some transactions require a signature guarantee. SEE "HOW TO SELL CLASS I SHARES - SIGNATURE GUARANTEE."

- Payment of the proceeds will normally be wired on the next business day after receipt of your request.

- A redemption request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

- A wire transfer will normally result in your bank receiving "good funds" on the business day following the date of redemption of your shares.

BY AUTOMATIC REDEMPTION

- You may automatically redeem a fixed dollar amount of shares each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account by so electing on your New Account Registration Form.

- Because withdrawal payments may have tax consequences, you should consult your tax advisor before establishing such a plan.

BY INTERNET

- Login to the Oakmark Funds' web site at www.oakmark.com, choose the "My Account" tab and then follow the instructions.

SIGNATURE GUARANTEE. Your request to sell your Fund shares must include a signature guarantee if:

-    your account registration has been changed within the last 30 days;

- the redemption check is to be mailed to an address different from the one on your account;

- the redemption check is to be made payable to someone other than the registered account owner; or

- you are instructing a Fund to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds.

You should be able to obtain a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. YOU CANNOT OBTAIN A SIGNATURE GUARANTEE FROM A NOTARY PUBLIC.

SMALL ACCOUNT REDEMPTION. The Trust and the Funds also reserve the right to redeem shares in any account and send the proceeds to the owner if the account value has been reduced below $1,000 as a result of redemptions. A Fund or its agent will notify you if your account falls below the minimum and give you 30 days to bring the account value up to the minimum.

SHAREHOLDER SERVICES

CLASS I SHAREHOLDERS

If you are a holder of Class I Shares of a Fund, the following services are available to you.

REPORTING TO SHAREHOLDERS. You will receive a confirmation statement reflecting each of your purchases and sales of shares of the Funds, as well as periodic statements detailing distributions made by the Funds. Shares purchased by reinvestment of dividends or pursuant to an automatic investment plan will be confirmed to you quarterly. In addition, the Funds will send you periodic reports showing Fund portfolio holdings and will provide you annually with tax information. We suggest that you keep your account statements with your other important financial papers. You may need them for tax purposes.

The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Oakmark Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

IRA PLANS. The Trust has a master IRA plan that allows you to invest in a Traditional IRA, Roth IRA, Education IRA or SIMPLE IRA on a tax-sheltered basis in the Funds or Oakmark Units of the Government Portfolio of Goldman, Sachs Money Market Trust. The plan also permits you to "roll over" or transfer to your Traditional IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan (SEP), you may establish a Traditional IRA with a Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. Information on IRAs may be obtained by visiting the Oakmark Funds' website at www.oakmark.com or calling an investor service representative at 1-800-OAKMARK (choose menu option 2).

ESTABLISHING PRIVILEGES. You may establish any of the shareholder privileges when you complete an application to purchase shares of a Fund. If you have already established an account and want to add or change a privilege, visit the Oakmark Funds' website at www.oakmark.com to obtain a Shareholder Services Form and return the completed form to the Oakmark Funds, or call an investor service representative at 1-800-OAKMARK (choose menu option 2) to request the appropriate form.

VOICE RESPONSE SYSTEM ("OAKLINK"). To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange shares of a Fund or Oakmark Units, or to order duplicate statements, call the Funds' Voice Response System, OAKLINK, at 1-800-OAKMARK (choose menu option 1). Please note: you must have a personal identification number ("PIN") to access account information through OAKLINK. Call 1-800-OAKMARK (choose menu option 2) and speak with an investor service representative to obtain your PIN.

WEBSITE. To learn more about The Oakmark Family of Funds, or to obtain prospectuses, account applications, shareholder reports, or each Fund's daily NAV, or to read portfolio manager commentaries access the Oakmark Funds' website at www.oakmark.com. To perform transactions, change your address, order duplicate statements or obtain information about your account, such as your account balance, your last transaction and account history, click on "My Account" and follow the instructions.

TELEPHONE AND INTERNET TRANSACTIONS. You may perform many transactions - including exchanges, purchases and redemptions - by telephone and over the Internet. To prevent unauthorized transactions in your account, the Funds will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, the Funds or their agents may record a telephone call, request a personal identification number or password, request more information and send written confirmations of telephone and Internet transactions. The Funds request that shareholders review these written confirmations and notify the Funds immediately if there is a problem. A Fund will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller or Internet user.

ACCOUNT ADDRESS CHANGE. You may change the address of record for your Fund account by sending written instructions to the Funds at Oakmark Family of Funds, P.O. Box 8510, Boston, MA 02266-8510 or by telephoning an investor service representative at 1-800-OAKMARK (choose menu option 2). You may also change your address by accessing the Oakmark Funds' website at www.oakmark.com and clicking on "My Account" and following the instructions. If you change your address of record by telephone or in writing without a signature guarantee, the Funds will not honor a redemption request by telephone or the Internet for the following 30 days. During that period, the Funds will require written redemption requests with signature guarantees.

ACCOUNT REGISTRATION CHANGE. You may change your account registration only by sending your written instructions with a signature guarantee to the transfer agent at its address shown on the inside back cover of this prospectus. SEE "HOW TO SELL CLASS I SHARES - SIGNATURE GUARANTEE."

CLASS II SHAREHOLDERS

If you are a holder of Class II Shares of a Fund, your 401(k) or other retirement plan will provide shareholder services to you as required in accordance with your plan agreement. You should contact your plan sponsor or service provider for information about the services available to you under the terms of your plan.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund's portfolio securities. Equity and Income Fund expects to declare and pay dividends from net investment income semi-annually, while each of the other Funds expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

TAXES

The following discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state or locality.

EXCHANGES. If you perform an exchange transaction, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

DISTRIBUTIONS. Distributions from investment income (dividends) and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Distributions will be taxable to you whether received in cash or reinvested in Fund shares.

The Trust will send you an annual statement to advise you as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

BUYING INTO A DISTRIBUTION. Purchasing a Fund's shares in a taxable account shortly before a distribution by the Fund is sometimes called "buying into a distribution." You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.

A Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the fund's portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the fund earlier in the year, for example), and you incur the full tax liability on the distribution.

FOREIGN INCOME TAXES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. However, if a Fund qualifies for, and makes, a special election you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund.

BACKUP WITHHOLDING. You must furnish to the Funds your properly certified social security or other tax identification number to avoid the Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so or the Internal Revenue Service informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold a percentage of your taxable distributions and redemption proceeds. Because each Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for a Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.

                              FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance during the last five years (or since it began operations, if less than five years). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants, whose report, along with each Fund's financial statements, is included in the annual report and the Statement of Additional Information, which are available on request. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted. As of September 30, 2001, no Class II Shares of Small Cap Fund and Global Fund had been issued.

OAKMARK FUND

For a share outstanding throughout each period

                                                       CLASS II                                    CLASS I
                                                 ---------------------   ---------------------------------------------------------
                                                   APRIL 5 THROUGH        YEAR ENDED          YEAR ENDED             YEAR ENDED
                                                    SEPTEMBER 30,        SEPTEMBER 30,       SEPTEMBER 30,          SEPTEMBER 30,
                                                         2001(a)             2001                2000                  1999
                                                 ---------------------   --------------     ------------------     ---------------
Net asset value, beginning of period                     $32.09               $26.95             $34.37               $33.54
Income from investment operations:
   Net investment income (loss)                            0.05                 0.07               0.49                 0.36
   Net gains or losses on securities
      (both realized and unrealized)                      (0.17)                5.38              (2.91)                2.51
                                                          ------                ----              ------                ----
      Total from investment operations                    (0.12)                5.45              (2.42)                2.87
                                                          ------
Less distributions:
   Dividends (from net investment
      income)                                              0.00                (0.39)             (0.26)               (0.44)
   Distributions (from capital gains)                      0.00                 0.00              (4.73)               (1.60)
                                                           ----                 ----              ------               ------
      Total distributions                                  0.00                (0.39)             (5.00)               (2.04)
                                                           ----                ------             ------               ------
Net asset value, end of period                           $31.97               $32.01             $26.95               $34.37
                                                         ======               ======             ======               ======
Total return                                              (0.37)%              20.42%             (7.55%)               7.98%

Ratios/supplemental data:
   Net assets, end of period ($ million)                  $0.1             $3,109.1           $2,038.7             $4,772.8
   Ratio of expenses to average net
      assets                                               1.32%*               1.15%              1.21%                1.11%
   Ratio of net income (loss) to average
      net assets                                           0.46%*               0.73%              1.42%                1.02%
   Portfolio turnover rate                                57%                  57%                50%                  13%

                                                                   CLASS I
                                              -----------------------------------------------------------------
                                                 YEAR ENDED             ELEVEN MONTHS             YEAR ENDED
                                                SEPTEMBER 30,        ENDED SEPTEMBER 30,          OCTOBER 31,
                                                   1998                   1997 (b)                    1996
                                              ----------------      ------------------------     --------------
Net asset value, beginning of period              $41.21                  $32.39                     $28.47
Income from investment operations:
   Net investment income (loss)                     0.47                    0.36                       0.34
   Net gains or losses on securities
      (both realized and unrealized)               (1.73)                  10.67                       4.70
                                                  -------                 ------                     -------
      Total from investment operations             (1.26)                  11.03                       5.04
Less distributions:
   Dividends (from net investment
      income)                                      (0.40)                  (0.34)                     (0.28)
   Distributions (from capital gains)              (6.01)                  (1.87)                     (0.84)
                                                  -------                --------                    -------
      Total distributions                          (6.41)                  (2.21)                     (1.12)
                                                  -------                --------                    -------
Net asset value, end of period                    $33.54                  $41.21                     $32.39
                                                  ======                  ======                     =======
Total return                                       (4.06)%                 39.24%*                    18.07%

Ratios/supplemental data:
   Net assets, end of period ($ million)        $6,924.0                $6,614.9                   $3,933.9
   Ratio of expenses to average net
      assets                                        1.08%                   1.08%*                     1.18%
   Ratio of net income (loss) to average
      net assets                                    1.22%                   1.19%*                     1.13%
   Portfolio turnover rate                         43%                     17%                        24%

-----------
* Data has been annualized.
(a) The date which Class II shares were first sold to the public was April 5, 2001.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

SELECT FUND

For a share outstanding throughout each period

                                                               CLASS II                                CLASS I
                                                ----------------------------------------  -----------------------------------
                                                                       DECEMBER 31,
                                                    YEAR ENDED         1999 THROUGH          YEAR ENDED            YEAR ENDED
                                                  SEPTEMBER 30,       SEPTEMBER 30,         SEPTEMBER 30,         SEPTEMBER 30,
                                                       2001              2000 (a)               2001                  2000
                                                ----------------     ----------------      ---------------      ----------------
Net asset value, beginning of period                  $21.40             $18.42               $21.45                $20.92
Income from investment operations:
   Net investment income (loss)                         0.00               0.10                 0.03                  0.13
   Net gains or losses on securities
      (both realized and unrealized)                    5.10               2.88                 5.17                  4.32
                                                        ----               ----                 ----                  ----
      Total from investment operations                  5.10               2.98                 5.20                  4.45
Less distributions:
   Dividends (from net investment
      income)                                          (0.06)              0.00                (0.90)                (0.20)
   Distributions (from capital gains)                  (1.34)              0.00                (1.36)                (3.72)
                                                       ------              ----                ------                ------
      Total distributions                              (1.40)              0.00                (1.45)                (3.91)
                                                       ------              ----                ------                ------
Net asset value, end of period                        $25.10             $21.40               $25.20                $21.45
                                                      ======             ======               ======                ======
Total return                                           25.28%             21.57%*              25.75%                24.53%

Ratios/supplemental data:
   Net assets, end of period ($ million)              $35.4               $6.8             $4,161.4              $1,772.0
   Ratio of expenses to average net
      assets                                            1.40%              1.41%*               1.08%                 1.17%
   Ratio of net income (loss) to
      average net assets                               (0.08)%             0.59%*               0.26%                 0.76%
   Portfolio turnover rate                             21%                 69%                 21%                   69%

                                                                              CLASS I
                                                -------------------------------------------------------------
                                                                                              ELEVEN
                                                     YEAR ENDED          YEAR ENDED         MONTHS ENDED
                                                    SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                                        1999                1998               1997 (b)
                                                -------------------     -------------     -----------------
Net asset value, beginning of period                  $16.76              $16.34               $10.00
Income from investment operations:
   Net investment income (loss)                         0.19                0.03                (0.01)
   Net gains or losses on securities
      (both realized and unrealized)                    4.73                0.56                 6.35
                                                      ------              ------               ------
      Total from investment operations                  4.92                0.59                 6.34
Less distributions:
   Dividends (from net investment
      income)                                          (0.05)               0.00                 0.00
   Distributions (from capital gains)                  (0.71)              (0.17)                0.00
                                                      -------             -------              ------
      Total distributions                              (0.76)              (0.17)                0.00
                                                      -------             -------              ------
Net asset value, end of period                        $20.92              $16.76               $16.34
                                                      ======              ======               ======
Total return                                           30.07%               3.64%               69.16%*

Ratios/supplemental data:
   Net assets, end of period ($ million)           $1,638.9            $1,227.9               $514.2
   Ratio of expenses to average net
      assets                                            1.16%               1.22%                1.12%*
   Ratio of net income (loss) to
      average net assets                                0.98%               0.17%               (0.11)%*
   Portfolio turnover rate                             67%                 56%                  37%

-----------
*    Data has been annualized.
(a) The date which Class II Shares were first sold to the public was December 31, 1999.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

SMALL CAP FUND

For a share outstanding throughout each period

                                                                 YEAR ENDED                                    YEAR ENDED SEPTEMBER
                                                               SEPTEMBER 30,       YEAR ENDED SEPTEMBER 30,            30,
                                                                    2001                     2000                     1999
                                                           ----------------------- -------------------------- ----------------------
Net asset value, beginning of period                               $15.10                  $13.88                      $12.63
Income from investment operations:
   Net investment income (loss)                                      0.00                    0.00                        0.14
   Net gains or losses on securities
      (both realized and unrealized)                                (0.02)                   1.22                        1.20
                                                                    ------                   ----                       -----
      Total from investment operations                              (0.02)                   1.22                        1.34
Less distributions:
   Dividends (from net investment
      income)                                                        0.00                    0.00                        0.00
   Distributions (from capital gains)                               (0.51)                   0.00                       (0.09)
                                                                    ------                   ----                      -------
      Total distributions                                           (0.51)                   0.00                       (0.09)
                                                                    ------                   ----                      -------
Net asset value, end of period                                     $14.57                  $15.10                      $13.88
                                                                   ======                  ======                      ======
Total return                                                         0.07%                   8.79%                      10.56%

Ratios/supplemental data:
   Net assets, end of period ($ million)                          $264.6                  $248.7                      $437.1
   Ratio of expenses to average net
      assets                                                         1.27%                   1.50%(b)                    1.48%
   Ratio of net income (loss) to
      average net assets                                            (0.28)%                 (0.41)%(b)                  (0.44)%
   Portfolio turnover rate                                          47%                     28%                         68%

                                                                                              ELEVEN MONTHS
                                                                      YEAR ENDED                  ENDED             YEAR ENDED
                                                                     SEPTEMBER 30,             SEPTEMBER 30,        OCTOBER 31,
                                                                         1998                     1997 (a)            1996
                                                                  -------------------      ------------------     --------------
Net asset value, beginning of period                                     $20.34                  $13.19                 $10.00
Income from investment operations:
   Net investment income (loss)                                           (0.12)                  (0.01)                 (0.02)
   Net gains or losses on securities
      (both realized and unrealized)                                      (4.73)                   7.16                   3.21
                                                                         -------                 ------                -------
      Total from investment operations                                    (4.85)                   7.15                   3.19
Less distributions:
   Dividends (from net investment
      income)                                                              0.00                    0.00                   0.00
   Distributions (from capital gains)                                     (2.86)                   0.00                   0.00
                                                                         -------                 ------                -------
      Total distributions                                                 (2.86)                   0.00                   0.00
                                                                         -------                 ------                -------
Net asset value, end of period                                           $12.63                  $20.34                 $13.19
                                                                         ======                  ======                =======
Total return                                                             (26.37)%                 59.14%*                31.94%

Ratios/supplemental data:
   Net assets, end of period ($ million)                                $618.0                $1,513.4                   $218.4
   Ratio of expenses to average net
      assets                                                               1.45%                   1.37%*                 1.61%
   Ratio of net income (loss) to
      average net assets                                                (0.40)%                   (0.25)%*               (0.29)%
   Portfolio turnover rate                                                34%                     27%                    23%

-----------

*    Data has been annualized.
(a) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.
(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                        YEAR ENDED
                                                     SEPTEMBER 30, 2000
                                                     ------------------
Ratio of expenses to average net assets                     1.59%
Ratio of net income (loss) to average net assets           (0.50)%

EQUITY AND INCOME FUND

For a share outstanding throughout each period

                                                                            CLASS II                            CLASS I
                                                               ------------------------------------   ------------------------------
                                                                                   JULY 13, 2000
                                                                  YEAR ENDED         THROUGH           YEAR ENDED       YEAR ENDED
                                                                 SEPTEMBER 30,     SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,
                                                                     2001            2000 (a)            2001              2000
                                                               ----------------    ---------------    -------------    -------------
Net asset value, beginning of period                               $16.49            $15.51           $16.50             $15.68
Income from investment operations:
   Net investment income (loss)                                      0.07              0.30             0.08               0.35
   Net gains or losses on securities
      (both realized and unrealized)                                 2.08              0.68             2.11               2.28
                                                                     ----              ----             ----               ----
      Total from investment operations                               2.15              0.98             2.19               2.63
Less distributions:
   Dividends (from net investment income)                           (0.24)             0.00            (0.24)             (0.45)
   Distributions (from capital gains)                               (1.00)             0.00            (1.00)             (1.36)
                                                                    ------             ----            ------             ------
      Total distributions                                           (1.24)             0.00            (1.24)             (1.81)
                                                                    ------             ----            ------             ------
Net asset value, end of period                                     $17.40            $16.49           $17.45             $16.50
                                                                   ======            ======           ======             ======
Total return                                                        14.07%            6.32%*           14.40%             18.51%

Ratios/supplemental data:
   Net assets, end of period ($ million)                            $3.3              $0.4             $620.1            $54.5
   Ratio of expenses to average net assets                           1.23%             1.32%*           0.98%              1.24%

   Ratio of net income (loss) to average net assets                  1.95%             2.59%*           2.07%              3.04%
   Portfolio turnover rate                                         124%               87%             124%                87%

                                                                                            CLASS I
                                                     -----------------------------------------------------------------------------
                                                                                                     ELEVEN
                                                            YEAR ENDED         YEAR ENDED        MONTHS ENDED         YEAR ENDED
                                                          SEPTEMBER 30,       SEPTEMBER 30,     SEPTEMBER 30,         OCTOBER 31,
                                                               1999               1998            1997 (c)               1996
                                                     -------------------     ---------------   -----------------   ---------------
Net asset value, beginning of period                         $13.99             $14.49               $11.29              $10.00
Income from investment operations:
   Net investment income (loss)                                0.39               0.29                 0.21                0.10
   Net gains or losses on securities
      (both realized and unrealized)                           1.72               0.04                 3.24                1.19
                                                              -----              -----               ------              ------
      Total from investment operations                         2.11               0.33                 3.45                1.29
Less distributions:
   Dividends (from net investment income)                     (0.21)             (0.24)               (0.12)               0.00
   Distributions (from capital gains)                         (0.21)             (0.59)               (0.13)               0.00
                                                             -------            -------             --------             ------
      Total distributions                                     (0.42)             (0.83)               (0.25)               0.00
                                                             -------            -------             --------             ------
Net asset value, end of period                               $15.68             $13.99               $14.49              $11.29
                                                             ======             ======               ======              ======
Total return                                                  15.32%              2.57%               34.01%*             12.91%

Ratios/supplemental data:
   Net assets, end of period ($ million)                     $60.3              $57.7                $33.5                $13.8
   Ratio of expenses to average net assets                     1.18%              1.31%               1.50%*(b)           2.50%(b)

   Ratio of net income (loss) to average net assets            2.65%              2.39%               2.38%*(b)           1.21%(b)
   Portfolio turnover rate                                    81%                46%                  53%                   66%

-----------
*    Data has been annualized.
(a) The date which Class II Shares were first sold to the public was July 13, 2000.
(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, the ratios would have been as follows:

                                                                  SEPTEMBER 30, 1997      OCTOBER 31, 1996
                                                                  ------------------      ----------------
Ratio of expenses to average net assets                                 1.70%                   2.64%
Ratio of net income (loss) to average net assets                        2.18                    1.08

(c) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

GLOBAL FUND

For a share outstanding throughout each period

                                                       YEAR ENDED                     YEAR ENDED                    PERIOD ENDED
                                                     SEPTEMBER 30,                   SEPTEMBER 30,                  SEPTEMBER 30,
                                                          2001                           2000                         1999 (a)
                                             ------------------------------- ------------------------------   ----------------------
Net asset value, beginning of period                  $10.91                           $9.18                         $10.00
Income from investment operations:
   Net investment income (loss)                         0.03                            0.11                           0.01
   Net gains or losses on securities
      (both realized and unrealized)                    0.12                            1.63                          (0.83)
                                                        ----                            ----                         -------
      Total from investment operations                  0.15                            1.74                          (0.82)
Less distributions:
   Dividends (from net investment
      income)                                          (0.17)                          (0.01)                          0.00
   Distributions (from capital gains)                  (0.06)                           0.00                           0.00
                                                       ------                           ----                         ------
      Total distributions                              (0.23)                          (0.01)                          0.00
                                                       ------                          ------                        ------
Net asset value, end of period                        $10.83                          $10.91                          $9.18
                                                                                                                     ======
Total return                                            1.37%                          18.97%                         (8.20)%*

Ratios/supplemental data:
   Net assets, end of period ($ million)              $48.2                           $27.2                          $24.0
   Ratio of expenses to average net
      assets                                            1.75%(b)                        1.75%(b)                     1.75%*(b)
   Ratio of net income (loss) to
      average net assets                                0.00%(b)                        0.54%(b)                     0.98%*(b)
   Portfolio turnover rate                            114%                            147%                           7%

-----------
*     Data has been annualized.
(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.
(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, the ratios would have been as follows:

                                                      SEPTEMBER 30, 2001   SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                      ------------------   ------------------   ------------------
Ratio of expenses to average net assets                     1.80%                 1.96%                2.22%
Ratio of net income (loss) to average net assets           (0.05)%                0.34%                0.51%

INTERNATIONAL FUND

For a share outstanding throughout each period

                                                                  CLASS II                                CLASS I
                                                  ---------------------------------------- -----------------------------------
                                                      YEAR ENDED       NOVEMBER 4, 1999       YEAR ENDED        YEAR ENDED
                                                    SEPTEMBER 30,    THROUGH SEPTEMBER 30,   SEPTEMBER 30,     SEPTEMBER 30,
                                                         2001              2000 (a)               2001              2000
                                                  ----------------- ---------------------- ----------------- -----------------
Net asset value, beginning of period                   $15.37            $14.36                 $15.40            $13.95
Income from investment operations:
   Net investment income (loss)                          0.17              0.96                   0.20              1.02
   Net gains or losses on securities
      (both realized and unrealized)                    (2.10)             0.54                  (2.07)             0.92
                                                        ------             ----                  ------             ----
      Total from investment operations                  (1.93)             1.50                  (1.87)             1.94
Less distributions:
   Dividends (from net investment
      income)                                           (0.49)            (0.49)                 (0.51)            (0.49)
   Distributions (from capital gains)                   (0.48)             0.00                  (0.51)             0.00
                                                        ------             ----                  ------             ----
      Total distributions                               (0.97)            (0.49)                 (1.02)            (0.49)
                                                        ------            ------                 ------            ------
Net asset value, end of period                         $12.47            $15.37                 $12.51            $15.40
                                                       ======            ======                 ======            ======
Total return                                           (13.44)%           11.77%                (13.10)%           14.27%

Ratios/supplemental data:
   Net assets, end of period ($ million)                 $1.9                $0.1                $738.5            $782.4
   Ratio of expenses to average net
      assets                                             1.64%             1.50%*                 1.30%             1.30%
   Ratio of net income (loss) to average net
      assets                                             0.62%             1.98%*                 1.40%             1.87%
   Portfolio turnover rate                              58%               64%                    58%               64%

                                                                          CLASS I
                                                 ------------------------------------------------------------------------
                                                                                           ELEVEN
                                                     YEAR ENDED        YEAR ENDED       MONTHS ENDED        YEAR ENDED
                                                   SEPTEMBER 30,     SEPTEMBER 30,      SEPTEMBER 30,       OCTOBER 31,
                                                        1999              1998            1997 (b)             1996
                                                 ----------------- ----------------- ------------------ -----------------
Net asset value, beginning of period                  $10.42            $18.77            $14.92                $12.97
Income from investment operations:
   Net investment income (loss)                        (0.34)             0.41              0.27                  0.09
   Net gains or losses on securities
      (both realized and unrealized)                    4.89             (5.32)             3.74                  2.90
                                                       -----            -------           ------               ------
      Total from investment operations                  4.55             (4.91)             4.01                  2.99
Less distributions:
   Dividends (from net investment
      income)                                          (0.24)            (0.58)            (0.16)                 0.00
   Distributions (from capital gains)                  (0.78)            (2.86)             0.00                 (1.04)
                                                      -------           -------           ------               -------
      Total distributions                              (1.02)            (3.44)            (0.16)                (1.04)
                                                      -------           -------          --------              -------
Net asset value, end of period                        $13.95            $10.42            $18.77                $14.92
                                                      ======            ======            ======               =======
Total return                                           46.41%           (29.90)%           29.63%*               24.90%

Ratios/supplemental data:
   Net assets, end of period ($ million)               $811.1          $756.1              $1.647.3            $1,172.8
   Ratio of expenses to average net
      assets                                            1.29%             1.32%             1.26%*                 1.32%
   Ratio of net income (loss) to average net
      assets                                            1.94%             1.95%             2.09%*                 1.45%
   Portfolio turnover rate                             54%               43%               61%                    42%

-----------
*    Data has been annualized.
(a) The date which Class II Shares were first sold to the public was November 4, 1999.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

INTERNATIONAL SMALL CAP FUND

For a share outstanding throughout each period

                                                     CLASS II                                 CLASS I
                                                ------------------  ----------------------------------------------------------
                                                    YEAR ENDED           YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                   SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,        SEPTEMBER 30,
                                                      2001(c)              2001                2000                 1999
                                                ------------------  ------------------    ---------------      ----------------
Net asset value, beginning of period                $10.73                 $11.51             $12.64                $6.89
Income from investment operations:
   Net investment income (loss)                       0.15                   0.13              $0.23                 0.24
   Net gains or losses on securities
      (both realized and unrealized)                 (0.91)                 (0.81)             (0.66)                5.71
                                                     ------                 ------             ------               -----
   Total from investment operations:                 (0.76)                 (0.68)             (0.43)                5.95
Less distributions:
   Dividends (from net investment
      income)                                         0.00                  (0.34)             (0.11)               (0.20)
   Distributions (from capital gains)                 0.00                  (0.49)             (0.59)                0.00
                                                      ----                  ------             ------                ----
   Total distributions                                0.00                  (0.83)             (0.70)               (0.20)
                                                      ----                  ------             ------               ------
Net asset value, end of period                       $9.97                 $10.00             $11.51               $12.64
                                                     =====                 ======             ======               ======
Total return                                         (7.08)%                (6.18)%            (3.44)%              88.02%

Ratios/supplemental data:
   Net assets, end of period ($ million)             $0.0                 $118.9              $90.3               $155.4
   Ratio of expenses to average net
      assets                                          1.97%*                 1.74%              1.77%                1.79%
   Ratio of net investment income (loss) to
      average net assets                              1.76%*                 1.83%              1.99%                2.31%
   Portfolio turnover rate                           49%                    49%                40%                 126%

                                                                         CLASS I
                                                ------------------------------------------------
                                                                       ELEVEN
                                                 YEAR ENDED         MONTHS ENDED      YEAR ENDED
                                                SEPTEMBER 30,       SEPTEMBER 30,     OCTOBER 31,
                                                   1998                1997 (b)          1996
                                                --------------   ------------------   ----------
Net asset value, beginning of period              $12.20             $11.41           $    10.00
Income from investment operations:
   Net investment income (loss)                     0.18               0.13                 0.04
   Net gains or losses on securities
      (both realized and unrealized)               (4.09)              1.10                 1.37
                                                   ------            ------           ----------
   Total from investment operations:               (3.91)              1.23                 1.41
Less distributions:
   Dividends (from net investment
      income)                                      (0.06)             (0.08)                0.00
   Distributions (from capital gains)              (1.34)             (0.36)                0.00
                                                   ------           --------          ----------
   Total distributions                             (1.40)             (0.44)                0.00
                                                   ------           --------          ----------
Net asset value, end of period                     $6.89             $12.20           $    11.41
                                                   =====             ======           ==========
Total return                                      (35.20)%            12.07%*              14.15%

Ratios/supplemental data:
   Net assets, end of period ($ million)          $51.8              $66.0            $     39.8
   Ratio of expenses to average net
      assets                                        1.96%              1.93%*              2.50%(a)
   Ratio of net investment income (loss) to
      average net assets                            2.17%              1.23%*              0.65%(a)
   Portfolio turnover rate                         69%                63%                    27%

------------------

*Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                                    OCTOBER 31,
                                                                                       1996
                                                                                    -----------
     Ratio of Expenses to Average Net Assets                                            2.65%
     Ratio of Net Income (Loss) to Average Net Assets                                   0.50%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

(c) The date which Class II shares were first sold to the public was January 9, 2001.

You can obtain more information about The Oakmark Family of Funds' investments in its semiannual and annual reports to shareowners. These reports contain information on the market conditions and investment strategies that significantly affected The Oakmark Family of Funds' performance during the last fiscal year.

You may wish to read the Statement of Additional Information (SAI) for more information about The Oakmark Family of Funds. The SAI is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.

You can obtain free copies of The Oakmark Family of Funds' semiannual and annual reports and the SAI, request other information, and discuss your questions about The Oakmark Family of Funds by writing or calling:

                             OAKMARK FAMILY OF FUNDS
                                  P.O. BOX 8510
                              BOSTON, MA 02266-8510
                                  1-800-OAKMARK
                                (1-800-625-6275)

The requested documents will be sent within three business days of your request.

Other information about each Fund may also be obtained by accessing The Oakmark Family of Funds' website at www.oakmark.com.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

HARRIS ASSOCIATES INVESTMENT TRUST
811-06279

                                             STATEMENT OF ADDITIONAL INFORMATION



                                                              [JANUARY 31], 2002



                           THE OAKMARK FAMILY OF FUNDS
                                  No-Load Funds



                                                        Two North LaSalle Street
                                                    Chicago, Illinois 60602-3790
                                                         Telephone 1-800-OAKMARK
                                                                (1-800-625-6275)
                                                                 www.oakmark.com

This Statement of Additional Information relates to The Oakmark Fund ("Oakmark Fund"), The Oakmark Select Fund ("Select Fund"), The Oakmark Small Cap Fund ("Small Cap Fund"), The Oakmark Equity and Income Fund, ("Equity and Income Fund"), The Oakmark Global Fund ("Global Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Small Cap Fund ("International Small Cap Fund"), each a series of Harris Associates Investment Trust (the "Trust"). This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplement thereto. You may obtain a prospectus or semi-annual or annual report from the Funds at no charge by writing, telephoning or accessing the Funds at their address, telephone number or website shown above.

                      TABLE OF CONTENTS
        THE FUNDS                                         2
        INVESTMENT RESTRICTIONS                           2
        HOW THE FUNDS INVEST                              5
        PERFORMANCE INFORMATION                          13
        INVESTMENT ADVISER                               16
        CODE OF ETHICS                                   18
        TRUSTEES AND OFFICERS                            18
        PRINCIPAL SHAREHOLDERS                           22
        PURCHASING AND REDEEMING SHARES                  23
        ADDITIONAL TAX INFORMATION                       25
        DISTRIBUTOR                                      26
        PORTFOLIO TRANSACTIONS                           26
        DECLARATION OF TRUST                             29
        CUSTODIAN AND TRANSFER AGENT                     29
        INDEPENDENT PUBLIC ACCOUNTANTS                   30
        APPENDIX A -- BOND RATINGS                      A-1
        APPENDIX B -- FINANCIAL STATEMENTS              B-1

                                    THE FUNDS

     Oakmark Fund, Select Fund, Small Cap Fund, Global Fund, International Fund and International Small Cap Fund seek long-term capital appreciation.

     Equity and Income Fund seeks high current income and preservation and growth of capital.

     The Funds are series of the Trust, an open-end management investment company, and each Fund other than Select Fund is diversified. The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated February 1, 1991 (the "Declaration of Trust").

     All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     Each Fund's shares are divided into two share classes: Class I Shares and Class II Shares. Class I Shares of each Fund are offered to members of the general public. As described more fully in the prospectus, Class II Shares of each Fund are offered to certain retirement and profit sharing plans. Class II Shares of a Fund pay a service fee at the annual rate of .25% of the average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans. The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. All shares of a Fund have equal voting rights (except as to matters affecting the interests of only one class) and the shares of each class are entitled to participate pro rata in any dividends and other distributions declared by the Trust's board of trustees. All shares of a Fund of a given class have equal rights in the event of liquidation of that class.

                             INVESTMENT RESTRICTIONS

         In pursuing their respective investment objectives no Fund will:

    1 [THIS RESTRICTION DOES NOT APPLY TO SELECT FUND] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

    2 Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

    3 Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

    4 Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Fund's total assets];

    5  Issue any senior security except in connection with permitted borrowings;

    6 Underwrite the distribution of securities of other issuers; however the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

    7 Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements,(1) or (c) [FUNDS OTHER THAN OAKMARK FUND] lending its portfolio securities

--------
(1) A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

[the Fund will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)];

    8 Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

    9 Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

   10 Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;(2)

   11 Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

   12 Invest in companies for the purpose of management or the exercise of control;

   13 Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

   14 [OAKMARK FUND, SELECT FUND, SMALL CAP FUND AND EQUITY AND INCOME FUND ONLY] Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction; [INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND ONLY] Invest more than 10% of its net assets (valued at the time of investment) in warrants valued at the lower of cost or market, provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

   15 [OAKMARK FUND, SELECT FUND, SMALL CAP FUND AND EQUITY AND INCOME FUND ONLY] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts);(3)

   16 Make short sales of securities unless (i) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (ii) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding short sales against-the-box(4)) does not exceed 5% of the value of the Fund's net assets, and the

------------------------
(2) In addition to this investment restriction, the Investment Company Act of 1940 provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

(3) Although securities represented by American Depositary Receipts ("ADRs") are not subject to restriction 15, none of these Funds has any present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

(4) A short sale "against the box" involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent amount of such security in kind or amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

Fund covers such a short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff;

   17 Purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets;

   18 Write any call option or put option if, immediately thereafter, the aggregate market value of all portfolio securities or currencies covering such options would exceed 15% of its net assets;

   19 Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

     The first 10 restrictions listed above, except the bracketed portions and the footnotes related to the restrictions, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as "fundamental," and a Fund's investment objective, may be changed by the board of trustees without shareholder approval. A Fund's investment objective will not be changed without at least 30 days' notice to shareholders.

     Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Fund other than Select Fund, that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

                              HOW THE FUNDS INVEST

BOTTOM-UP INVESTMENT PROCESS

     All portfolio managers at Harris Associates L.P., investment adviser to The Oakmark Family of Funds (the "Adviser"), strive to abide by a consistent philosophy and process. This process involves a collective, unified effort at identifying what the managers believe are the best values in the marketplace.

     Each manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up investment process:

                          BOTTOM-UP INVESTMENT PROCESS

                             UNIVERSE OF THOUSANDS
                             OF EQUITY SECURITIES
                             (ALL STOCKS AVAILABLE
                                FOR INVESTMENT.)
                                       [ ]

                                CRITERIA SCREENS
                          (MANAGERS AND RESEARCH TEAM
                      SCREEN FOR STOCKS THAT THEY BELIEVE
                       ARE WORTH FURTHER CONSIDERATION.)
                                       [ ]

                      QUANTITATIVE AND QUALITATIVE RESEARCH
                         (RIGOROUS ANALYSIS IS PERFORMED

                                 TO ENSURE THAT
                   THE STOCK MEETS CERTAIN "VALUE" STANDARDS.)
                                       [ ]

                                  APPROVED LIST
                             (APPROXIMATELY 125-150
                                   SECURITIES.)
                                       [ ]

                                     INVEST
                            (MANAGERS SELECT STOCKS
                           FROM THE APPROVED LIST FOR
                              THEIR SPECIFIC FUNDS.)

SECURITIES OF NON-U.S. ISSUERS

     International Fund and International Small Cap Fund invest primarily in securities of non-U.S. issuers, Global Fund typically invests between 40-80% of its total assets in securities of non-U.S. issuers and the other Funds each may invest up to 25% of their assets in securities of non-U.S. issuers.

     International investing permits an investor to take advantage of the growth in markets outside the United States. Investing in securities of non-U.S. issuers may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Funds may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

     With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

     You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

     Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

     PRIVATIZATIONS. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of International Fund, International Small Cap Fund and Global Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as International Fund, International Small Cap Fund and Global Fund to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

     EMERGING MARKETS. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

     Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

     The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, that Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's board of trustees.

     Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

     CURRENCY EXCHANGE TRANSACTIONS. Each Fund may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

     If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund's custodian and marked to market daily, while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

     It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     EUROPEAN CURRENCY UNIFICATION. Twelve of the fifteen member countries of the European Union adopted a single European currency, the euro, effective January 1, 1999. The countries participating in the Economic and Monetary Union ("EMU") are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The notable countries not currently participating in the EMU are Great Britain, Denmark and Sweden. A new European Central Bank ("ECB") manages the monetary policy of the new unified region, and the exchange rates among the EMU member countries are permanently fixed. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002. This change is likely to impact significantly the European capital markets in which the Funds, and in particular, International Fund, International Small Cap Fund and Global Fund, may invest their assets. As the ECB and European market participants search for a common understanding of policy targets and instruments, interest rates and exchange rates could become more volatile and may increase a Fund's share price volatility.

DEBT SECURITIES

     Each Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's, a division of the McGraw-Hill Companies ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that each of International Fund and International Small Cap Fund will not invest more than 10% of its respective total assets in securities rated below investment grade, Equity and Income Fund will not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- and lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Investing with The Oakmark Family of Funds - Share Price" in the prospectus. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions.

     A description of the characteristics of bonds in each ratings category is included in Appendix A to this statement of additional information.

WHEN-ISSUED, DELAYED-DELIVERY AND OTHER SECURITIES

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

     A Fund may also enter into a contract with a third party that provides for the sale of securities held by the Fund at a set price, with a contingent right for the Fund to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that the Fund will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. The Fund's rights under such an arrangement will not be secured and the Fund may not receive the contingent payment if the purchaser does not have the resources to make the payment. The Fund's rights under such an arrangement also generally will be illiquid and subject to the limitations on ownership of illiquid securities.

ILLIQUID SECURITIES

     No Fund may invest in illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's assets.

     If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

     Illiquid securities may include restricted securities, which may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where a Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by or under the direction of the board of trustees.

     Notwithstanding the above, each Fund may purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the board of trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 13 under "Investment Restrictions.") A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

PRIVATE PLACEMENTS

     Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Fund will purchase such a security if more than 15% of the value of such Fund's net assets would be invested in illiquid securities.

SHORT SALES

     Each Fund may make short sales of securities if (a) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (b) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against-the-box, as defined below) does not exceed 5% of the value of the Fund's net assets, and the Fund covers such short sales as described in the following paragraph.

     A short sale against-the-box involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent security in kind and amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeble, into such securities with no restriction other than the payment of additional consideration.

     In a short sale, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, in order to cover its short positions, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian either (1) an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration or (2) cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

LENDING OF PORTFOLIO SECURITIES

     Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 7 under "Investment Restrictions." Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during this period.

FOREIGN INVESTMENT COMPANIES

     Certain markets are closed in whole or in part to direct equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through foreign government-approved or authorized investment vehicles, which may include other investment companies. A Fund may also invest in other investment companies that invest in foreign securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. In addition, investing through such vehicles may be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the Fund does not own more than 3% of the voting stock of any one investment company. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable fee, premium or sales charge.

OPTIONS

     Each Fund may purchase and sell both call options and put options on securities. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security.

     Each Fund will write call options and put options only if they are "covered." For example, in the case of a call option, the option is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of a fund) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     If a Fund closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded, or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by a Fund, that Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

TEMPORARY STRATEGIES

     Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the investments of International Fund, International Small Cap Fund and Global Fund may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                             PERFORMANCE INFORMATION

     From time to time the Funds may quote total return figures in sales material. "Total return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. Total return figures quoted by the Funds will assume reinvestment of all dividends and distributions, but will not take into account income taxes payable by shareholders. Total return is not intended to indicate future performance. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the total return for the period.

Average Annual Total Return will be computed as follows:

                      n
          ERV = P(1+T)

Where:     P = the amount of an assumed initial investment in Fund shares
           T = average annual total return
           n = number of years from initial investment to the end of the period ERV = ending redeemable value of shares held at the end of the period

     The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

     Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                           n
              ATV  = P(1+T)
                 D

     Where:      P = a hypothetical initial investment of $1,000
                 T = average annual total return (after taxes on distributions) n = number of years

              ATV  = ending value of a hypothetical $1,000 investment made at
                 D the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                           n
             ATV   = P(1+T)
                DR

     Where:      P = a hypothetical initial investment of $1,000
                 T = average annual total return (after taxes on distributions) n = number of years

             ATV   = ending value of a hypothetical $1,000 investment made at
                DR the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     Each Fund's Total Return and Average Annual Total Return before and after taxes for various periods ended December 31, 2001 are shown in the tables below. No information is provided for Class II Shares of Small Cap Fund and Global Fund because no Class II Shares had been issued as of December 31, 2001. The Funds' returns may vary greatly over short periods of time and may be materially different by the time you receive this statement of additional information. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT www.oakmark.com.

OAKMARK FUND - CLASS I SHARES

                                                                                                     LIFE OF
                        BEFORE TAXES                        1 YEAR        5 YEAR       10 YEAR         FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                                %             %             %            %
     Average Annual Total Return                                 %             %             %            %

                                                                                                     LIFE OF
                AFTER TAXES ON DISTRIBUTIONS                1 YEAR        5 YEAR       10 YEAR         FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                                %             %             %            %
     Average Annual Total Return                                 %             %             %            %


                AFTER TAXES ON DISTRIBUTIONS                1 YEAR        5 YEAR       10 YEAR       LIFE OF
                  AND SALE OF FUND SHARES                                                              FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                                %             %             %            %
     Average Annual Total Return                                 %             %             %            %

     * From the date Class I shares of the Fund were first offered for sale (August 5, 1991).

OAKMARK FUND - CLASS II SHARES

                        BEFORE TAXES                                         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                                                  %
     Average Annual Total Return                                                   %


                AFTER TAXES ON DISTRIBUTIONS                                 LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                                                  %
     Average Annual Total Return                                                   %


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                                    LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                                                  %
     Average Annual Total Return                                                   %

     * From the date Class II shares were first offered for sale (April 15, 2001).

SELECT FUND - CLASS I SHARES

                        BEFORE TAXES                         1 YEAR             5 YEAR        LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                               %                  %                 %
     Average Annual Total Return                                %                  %                 %


                AFTER TAXES ON DISTRIBUTIONS                 1 YEAR             5 YEAR        LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                               %                  %                 %
     Average Annual Total Return                                %                  %                 %


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                    1 YEAR             5 YEAR        LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                               %                  %                 %
     Average Annual Total Return                                %                  %                 %

     * From the date the Class I Shares were first offered for sale (November 1, 1996).

SELECT FUND - CLASS II SHARES

                        BEFORE TAXES                             1 YEAR                 LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                                %                         %
     Average Annual Total Return                                 %                         %


                AFTER TAXES ON DISTRIBUTIONS                     1 YEAR                 LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                                %                         %
     Average Annual Total Return                                 %                         %


                AFTER TAXES ON DISTRIBUTIONS

                  AND SALE OF FUND SHARES                        1 YEAR                  LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                                %                           %
     Average Annual Total Return                                 %                           %

     * From the date Class II Shares were first offered for sale (December 31, 1999).

SMALL CAP FUND - CLASS I SHARES

                        BEFORE TAXES                         1 YEAR             5 YEAR        LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                               %                  %                %
     Average Annual Total Return                                %                  %                %


                AFTER TAXES ON DISTRIBUTIONS                 1 YEAR             5 YEAR        LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                               %                  %                %
     Average Annual Total Return                                %                  %                %


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                    1 YEAR             5 YEAR        LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                               %                  %                %
     Average Annual Total Return                                %                  %                %

     * From the date Class I Shares were first offered for sale (November 1, 1995).

EQUITY AND INCOME FUND - CLASS I SHARES

                        BEFORE TAXES                         1 YEAR             5 YEAR         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                               %                  %                 %
     Average Annual Total Return                                %                  %                 %


                AFTER TAXES ON DISTRIBUTIONS                 1 YEAR             5 YEAR         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                               %                  %                 %
     Average Annual Total Return                                %                  %                 %


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                    1 YEAR             5 YEAR         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                               %                  %                 %
     Average Annual Total Return                                %                  %                 %

     * From the date Class I Shares were first offered for sale (November 1, 1995).

EQUITY AND INCOME FUND - CLASS II SHARES

                        BEFORE TAXES                              1 YEAR                   LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------
     Total Return                                                    %                           %
     Average Annual Total Return                                     %                           %


                AFTER TAXES ON DISTRIBUTIONS                      1 YEAR                   LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------
     Total Return                                                    %                           %
     Average Annual Total Return                                     %                           %


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                         1 YEAR                   LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------
     Total Return                                                    %                           %
     Average Annual Total Return                                     %                           %

     * From the date Class II Shares were first offered for sale (July 13, 2000).

GLOBAL FUND - CLASS I SHARES

                        BEFORE TAXES                              1 YEAR                  LIFE OF FUND*
     ------------------------------------------------------------------------------------------------------------
     Total Return                                                    %                          %
     Average Annual Total Return                                     %                          %


                AFTER TAXES ON DISTRIBUTIONS                      1 YEAR                  LIFE OF FUND*
     ------------------------------------------------------------------------------------------------------------
     Total Return                                                    %                          %
     Average Annual Total Return                                     %                          %


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                         1 YEAR                  LIFE OF FUND*
     ------------------------------------------------------------------------------------------------------------
     Total Return                                                    %                          %
     Average Annual Total Return                                     %                          %

     * From the date Class I Shares were first offered for sale (August 4, 1999).

INTERNATIONAL FUND - CLASS I SHARES

                        BEFORE TAXES                         1 YEAR            5 YEAR         LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                               %                 %                 %
     Average Annual Total Return                                %                 %                 %


                AFTER TAXES ON DISTRIBUTIONS                 1 YEAR            5 YEAR         LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                               %                 %                 %
     Average Annual Total Return                                %                 %                 %


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                    1 YEAR            5 YEAR         LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                               %                 %                 %
     Average Annual Total Return                                %                 %                 %

     * From the date Class I Shares were first offered for sale (November 1, 1995).

INTERNATIONAL FUND - CLASS II SHARES

                        BEFORE TAXES                             1 YEAR                   LIFE OF FUND*
     ------------------------------------------------------------------------------------------------------------
     Total Return                                                   %                           %
     Average Annual Total Return                                    %                           %


                AFTER TAXES ON DISTRIBUTIONS                     1 YEAR                   LIFE OF FUND*
     ------------------------------------------------------------------------------------------------------------
     Total Return                                                   %                           %
     Average Annual Total Return                                    %                           %


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                        1 YEAR                   LIFE OF FUND*
     ------------------------------------------------------------------------------------------------------------
     Total Return                                                   %                           %
     Average Annual Total Return                                    %                           %

     * From the date Class II Shares were first offered for sale (November 4, 1999).

INTERNATIONAL SMALL CAP FUND - CLASS I SHARES

                        BEFORE TAXES                         1 YEAR             5 YEAR         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                               %                  %                 %
     Average Annual Total Return                                %                  %                 %


                AFTER TAXES ON DISTRIBUTIONS                 1 YEAR             5 YEAR         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                               %                  %                 %
     Average Annual Total Return                                %                  %                 %


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                    1 YEAR             5 YEAR         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                               %                  %                 %
     Average Annual Total Return                                %                  %                 %

     * From the date Class I Shares were first offered for sale (November 1, 1995).

INTERNATIONAL SMALL CAP FUND - CLASS II SHARES

                        BEFORE TAXES                                   LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                                            %
     Average Annual Total Return                                             %


                AFTER TAXES ON DISTRIBUTIONS                           LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                                            %
     Average Annual Total Return                                             %


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                              LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                                            %
     Average Annual Total Return                                             %

     * From the date Class II Shares were first offered for sale (January 9, 2001).

     The Funds also may, from time to time, quote their yield. Yield is based on historical earnings and is not intended to indicate future performance. The yield of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the sales material). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12 month period and is shown as a percentage of the investment.

     Yield quotations are based on a 30-day (or one month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

             a-b    6
Yield = 2 [( --- +1)  - 1]
             cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period

Although they may do so in the future, each Fund typically does not calculate or advertise its yield.

     The Funds impose no sales charge and pay no distribution ("12b-1") expenses. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base and similar performance may not continue as assets grow.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     Various newspapers and publications including those listed below may also make mention of a Fund's portfolio managers. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio managers, including information about awards received by those portfolio managers or mentions of the managers in the media, may also be described or quoted in Fund advertisements or sales literature.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. The Funds may also refer to publicity (including performance rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

Barron's                   Fortune                        The New York Times
Business Week              Global Finance                 Pensions and Investments
Changing Times             Investor's Business Daily      Personal Investor
Chicago Tribune            Kiplinger's Personal Finance   Smart Money
Chicago Sun-Times          Los Angeles Times              Stanger Reports
Crain's Chicago Business   Money                          Time
Consumer Reports           Mutual Fund Letter             USA Today
Consumer Digest            Mutual Funds Magazine          U.S. News and World Report
Financial World            Morningstar                    The Wall Street Journal
Forbes                     Newsweek                       Worth

     A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. The performance of a Fund may also be compared to the following indexes or averages:

Dow-Jones Industrial Average*
Standard & Poor's 500 Stock Index*
Standard & Poor's 400 Industrials
Standard & Poor's Small Cap 600*
Standard & Poor's Mid Cap 400*
Russell 2000
Wilshire 5000
New York Stock Exchange Composite Index
American Stock Exchange Composite Index
NASDAQ Composite
NASDAQ Industrials


--------
* With dividends reinvested.

     In addition, each of Oakmark Fund, Select Fund, Small Cap Fund and Equity and Income Fund may compare its performance to the following indexes and averages: Value Line Index; Lipper Balanced Fund Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small-Cap Growth Index; Lipper Small-Cap Value Index; Lipper Small-Cap Core Index; Lipper Small Cap Fund Index; and Lehman Brothers Government/Corporate Bond Index. Each of International Fund, International Small Cap Fund and Global Fund may compare its performance to the following indexes and averages: Lipper International & Global Funds Average; Lipper Global Fund Index; Lipper International Fund Index; Lipper International Equity Funds Average; Micropal International Small Company Fund Index; Morgan Stanley Capital International World ex U.S. Index; Morgan Stanley Capital International EAFE (Europe, Australia and Far East Index); Morningstar Growth Average; Morningstar Small-Cap Funds Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; Morningstar General Equity Average; and Morningstar International Stock Average.

     Lipper Indexes and Averages are calculated and published by Lipper, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Each Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service, including Morningstar, Inc.

     The Funds may cite their ratings, recognition, or other mention by Morningstar or any other entity. For each Fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the Fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with the Fund's three-, five- and ten-year (if applicable) Morningstar Rating metrics.

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks; small company stocks; long-term corporate bonds; long-term government bonds; intermediate-term government bonds; U.S. Treasury bills; and Consumer Price Index.

                               INVESTMENT ADVISER

     The Adviser furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs pursuant to investment advisory agreements relating to the respective Funds (the "Agreements"). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds' prospectus, profiles and reports to prospective investors.

     Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund's shares under federal and state securities laws and the fees of trustees not affiliated with the Adviser.

     For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Basing the fee on net assets at the end of the preceding month has the effect of
(i) delaying the impact of changes in assets on the amount of the fee and (ii) in the first year of a fund's operation, reducing the amount of the aggregate fee by providing for no fee in the first month of operation. The annual rates of fees as a percentage of each Fund's net assets are as follows:

          FUND                                                           FEE
-------------------------             --------------------------------------------------------------------
Oakmark                               1.00% up to $2.0 billion; .90% on the next $1.0 billion; .80% on the next $2.0 billion; and .75% on net assets in excess of $5.0 billion

Select                                1.00% up to $1.0 billion; .95% on the next $500 million; .90% on the next $500 million; .85% on the next $500 million; .80% on the next
                                      $2.5 billion; and .75% on net assets in excess of $5.0 billion

Small Cap                             1.00%

Equity and Income                     .75%

Global                                1.00%
                                      1.00% up to $2.0 billion; .95% on the next $1.0 billion; and .85% on

International                         net assets in excess of $3 billion
                                      1.25% up to $500 million; and 1.10% on net assets in excess of $500

International Small Cap               million

     The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them, which are described in the prospectus.

                          TYPE OF           YEAR ENDED               YEAR ENDED             YEAR ENDED
          FUND            PAYMENT       SEPTEMBER 30, 2001       SEPTEMBER 30, 2000     SEPTEMBER 30, 1999
       ---------------------------------------------------------------------------------------------------
       Oakmark          Advisory fee        $___________             $28,116,035            $59,957,947

       Select           Advisory fee         ___________              15,325,113             15,358,029

       Small Cap        Advisory fee         ___________               3,683,621              7,251,751
                        Reimbursement        ___________                 252,000                     --

       Equity and
        Income          Advisory fee         ___________                 410,864                464,454

       Global           Advisory fee         ___________                 267,710                 18,520
                        Reimbursement        ___________                  55,500                 15,474

       International    Advisory fee         ___________               7,849,938              8,068,806

       International
        Small Cap       Advisory fee         ___________               1,451,394              1,330,000

     The Agreement for each Fund was for an initial term that expired on October 31, 2001. Each Agreement continues from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and
(2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the board of trustees of the Trust held on October 17, 2001, called in part for the purpose of voting on the renewal of the Agreements, the Agreements were renewed through October 31, 2002 by the unanimous vote of the trustees present at the meeting, and the unanimous vote of the "non-interested" trustees of the Trust voting separately. The trustees considered, among other things, the nature and quality of services provided by the Adviser, the profitability to the Adviser of its relationship with the Funds, fall-out benefits from that relationship, economies of scale and comparative fees and expense ratios. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act.

     The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc. ("HAI"), whose directors are Robert M. Levy, Anita M. Nagler, John R. Raitt, Kristi L. Rowsell, G. Neal Ryland and Peter S. Voss. Mr. Levy is the president and chief executive officer of HAI. HAI is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS AMNA"). CDC IXIS AMNA owns 99.67% of the limited partnership interests in the Adviser and, through its wholly-owned subsidiary, CDC IXIS Asset Management Holdings, Inc. ("CDC IXIS Holdings"), all of the outstanding shares of HAI. CDC IXIS AMNA is a limited partnership that owns investment management and related firms and is an affiliate of CDC IXIS Asset Management Services, Inc., the Funds' transfer agent.

     CDC IXIS AMNA is an indirect wholly-owned subsidiary of CDC IXIS Asset Management ("CDC AM"), which in turn is owned by CDC IXIS, a wholly-owned subsidiary of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its ownership of CDC AM through CDC IXIS, CDC owns approximately 40% of CNP Assurances, a leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French government. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC IXIS is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France.

     The Adviser has contractually agreed to reimburse Class I Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class I Shares:
1.50% in the case of Oakmark Fund, Select Fund or Small Cap Fund; 1.00% in the case of Equity and Income Fund; 1.75% in the case of Global Fund; and 2.00% in the case of International Fund and International Small Cap Fund. The Adviser has also contractually agreed to reimburse Class II Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class II Shares: Oakmark Fund, Select Fund or Small Cap Fund, 1.75% (1.50% + .25%); Equity and Income Fund, 1.25% (1.00% + .25%); Global Fund, 2.00% (1.75% + .25%); and International
Fund and International Small Cap Fund, 2.25% (2.00% + .25%). Each such agreement is effective through January 31, 2002.

     For the purpose of determining whether a share class of a Fund is entitled to any reduction in advisory fee or expense reimbursement, the pro rata portion of the Fund's expenses attributable to a share class of that Fund is calculated daily and any reduction in fee or reimbursement is made monthly.

                                 CODE OF ETHICS

     The 1940 Act and rules thereunder require that the Trust, the Adviser and the Funds' distributor, Harris Associates Securities L.P. ("HASLP"), establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Trust might take advantage of that knowledge for their own benefit. The Trust, the Adviser and HASLP have adopted codes of ethics to meet those concerns and legal requirements. Although the codes do not prohibit employees who have knowledge of the investments and investment intentions of any of the Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by the Trust, the Adviser and HASLP to detect and prevent conflicts of interest.

                              TRUSTEES AND OFFICERS

     The board of trustees has overall responsibility for the Funds' operations. Each of the trustees and officers serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. Information regarding the trustees and officers of the Trust including their principal business activities during the past five years is set forth below: [TO BE UPDATED AND COMPLETED]

  NAME, ADDRESS,+ POSITION(S)           DATE FIRST ELECTED OR            PRINCIPAL OCCUPATION(S), INCLUDING OTHER
    WITH TRUST AND AGE AT                    APPOINTED TO                          DIRECTORSHIPS HELD,
     SEPTEMBER 30, 2001                        OFFICE                            DURING PAST FIVE YEARS#
     ------------------                        ------                            -----------------------
VICTOR A. MORGENSTERN**                                         Chairman of the Board, HAI, 1996 - 2000 and President
Trustee and Chairman of the                                     prior thereto; Chairman, Harris Partners, L.L.C., 1995 -
Board of Trustees, 58                                           2000; Director of Nvest Corporation, 1996 - 2001.

MICHAEL J. FRIDUSS                                              Principal, MJ Friduss & Associates, Inc.
Trustee, 59                                                     (telecommunications consultants)

  NAME, ADDRESS,+ POSITION(S)           DATE FIRST ELECTED OR            PRINCIPAL OCCUPATION(S), INCLUDING OTHER
    WITH TRUST AND AGE AT                    APPOINTED TO                          DIRECTORSHIPS HELD,
     SEPTEMBER 30, 2001                        OFFICE                            DURING PAST FIVE YEARS#
     ------------------                        ------                            -----------------------
THOMAS H. HAYDEN                                                Executive Vice President and Director, Bozell Group
Trustee, 50                                                     (advertising and public relations)
c/o Bozell Group
676 N. St. Clair
Chicago, Illinois  60611

CHRISTINE M. MAKI                                               Vice President--Tax, Hyatt Corporation (hotel
Trustee, 40                                                     management)
c/o Hyatt Corporation
200 West Madison Street
Chicago, Illinois  60606

ALLAN J. REICH                                                  Managing Member and Chair of Corporate/Securities
Trustee, 53                                                     Practice Group, D'Ancona & Pflaum LLC (attorneys)
c/o D'Ancona & Pflaum LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601

MARV R. ROTTER                                                  President - Central Region, AXA Advisors, LLC (formerly
Trustee, 55                                                     named Rotter & Associates), since 1999, and General
c/o AXA Advisors, LLC                                           Manager prior thereto (financial services)
5 Revere Dr., Suite 400
Northbrook, IL 60062

BURTON W. RUDER                                                 President, The Academy Group (venture capital
Trustee, 57                                                     investments and transaction financing)
c/o The Academy Group
707 Skokie Boulevard, Suite 410
Northbrook, Illinois  60062

PETER S. VOSS*                                                  President and Chief Executive Officer, CDC AM North
Trustee, 54                                                     America Corporation and CDC AM North America LLC,
c/o CDC AM North America Corporation                            and Member of the Supervisory Board, CDC IXIS Asset
399 Boylston Street                                             Management S.A. (investment management), since 2000;
Boston, Massachusetts  02116                                    Chairman, President and Chief Executive Officer, Nvest
                                                                Corporation, Nvest Companies, L.P. and Nvest L.P.
                                                                (investment management), prior thereto

GARY N. WILNER, M.D.                                            Senior Attending Physician, Evanston Hospital, and
Trustee, 61                                                     Medical Director - CardioPulmonary Wellness Program,
c/o Evanston Hospital                                           Evanston Hospital Corporation
2650 Ridge Avenue
Evanston, Illinois  60201

ROBERT LEVY                                                     President and Chief Executive Officer, HAI, since 1997;
President, 51                                                   Chief Executive Officer, HASLP, since 1995; Portfolio
                                                                Manager, HALP

  NAME, ADDRESS,+ POSITION(S)           DATE FIRST ELECTED OR            PRINCIPAL OCCUPATION(S), INCLUDING OTHER
    WITH TRUST AND AGE AT                    APPOINTED TO                          DIRECTORSHIPS HELD,
     SEPTEMBER 30, 2001                        OFFICE                            DURING PAST FIVE YEARS#
     ------------------                        ------                            -----------------------
JAMES P. BENSON                                                 Portfolio Manager and Analyst, HALP, since 1997;
Vice President and Portfolio                                    Executive Vice President and Director of Equity Research,
Manager (The Oakmark Small                                      Ryan Beck & Co. (broker/dealer and investment banking),
Cap Fund), 44                                                   prior thereto

HENRY R. BERGHOEF                                               Portfolio Manager and Analyst, HALP
Vice President and Portfolio Manager
(The Oakmark Select Fund), 52

KEVIN G. GRANT                                                  Portfolio Manager and Analyst, HALP
Vice President and Portfolio Manager
(The Oakmark Fund), 37

DAVID G. HERRO                                                  Portfolio Manager and Analyst, HALP
Vice President and Portfolio
Manager (The Oakmark
International Fund and The
Oakmark International Small Cap
Fund), 40

GREGORY L. JACKSON                                              Portfolio Manager and Analyst, HALP, since July 1998;
Vice President and Portfolio                                    Portfolio Manager and Analyst, Yacktman Asset
Manager (The Oakmark Global                                     Management, prior thereto
Fund), 35

JOHN J. KANE                                                    Manager - Fund Accounting, HALP
Assistant Treasurer, 30

CLYDE S. MCGREGOR                                               Portfolio Manager and Analyst, HALP
Vice President and Portfolio
Manager (The Oakmark Small
Cap Fund and The Oakmark
Equity and Income Fund), 48

ANITA M. NAGLER                                                 Chief Operating Officer, HAI, and Chief Operating Officer
Vice President, 45                                              and General Counsel, HASLP, since 2000; Vice President,
                                                                HAI; General Counsel, HALP; Chief Legal Officer, HASLP,
                                                                1995 - 2001

WILLIAM C. NYGREN                                               Portfolio Manager and Analyst, HALP
Vice President and Portfolio
Manager (The Oakmark Fund and
The Oakmark Select Fund), 42

JANET L. REALI                                                  [TO COME]
Vice President and
Secretary

ANN W. REGAN                                                    Director of Mutual Fund Operations, HALP
Vice President-Shareholder
Operations and Assistant
Secretary, 53

KRISTI L. ROWSELL                                               Chief Financial Officer, HAI and HASLP, since 1999;
Treasurer, 35                                                   Treasurer, HALP

  NAME, ADDRESS,+ POSITION(S)           DATE FIRST ELECTED OR            PRINCIPAL OCCUPATION(S), INCLUDING OTHER
    WITH TRUST AND AGE AT                    APPOINTED TO                          DIRECTORSHIPS HELD,
     SEPTEMBER 30, 2001                        OFFICE                            DURING PAST FIVE YEARS#
     ------------------                        ------                            -----------------------
EDWARD A. STUDZINSKI                                            Portfolio Manager and Analyst, HALP
Vice President and Portfolio
Manager (The Oakmark Equity
and Income Fund), 52

MICHAEL J. WELSH                                                Portfolio Manager and Analyst, HALP
Vice President and Portfolio
Manager (The Oakmark Global
Fund, The Oakmark International
Fund and The Oakmark
International Small Cap Fund), 38


---------------------------------

+ Unless otherwise noted, the business address of each officer and trustee listed in the table is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

# As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Fund's distributor, respectively.

* Mr. Voss is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of the Adviser's parent company.

** Mr. Morgenstern ceased to be an "interested person" of the Trust as of January 1, 2001.

     There are several committees of the board of trustees including an executive committee, audit committee, governance committee and management contracts committee. In addition, there are a domestic pricing committee and foreign pricing committee comprised of officers. The following table identifies the members of these committees, the function of each committee, and the number of meetings of each committee held during the fiscal year ended September 30, 2001.

                                                NUMBER OF MEETINGS
                     MEMBERS OF                 DURING FISCAL YEAR ENDED
COMMITTEE            COMMITTEE                  SEPTEMBER 30, 2001          PRINCIPAL FUNCTIONS OF COMMITTEE
---------            ---------                  ------------------          --------------------------------
EXECUTIVE            Victor A. Morgenstern*            [__]**               The executive committee generally has the
COMMITTEE            Peter S. Voss                                          authority to exercise the powers of the board
                     Gary N. Wilner, M.D.                                   during intervals between meetings.

AUDIT                Michael J. Friduss                  [4]                The principal responsibilities of the audit
COMMITTEE            Christine M. Maki*                                     committee include the following:
                     Allan J. Reich                                         -   to oversee the accounting and financial
                     Thomas H. Hayden                                           reporting policies and practices of the Trust,
                                                                                its internal controls and, as appropriate, the
                                                                                internal controls of certain service
                                                                                providers;
                                                                            -   to oversee the quality and objectivity of the
                                                                                financial statements of the Funds and the
                                                                                independent audits thereof;
                                                                            -   to act as liaison between the independent
                                                                                auditors of the Funds and the full board of
                                                                                trustees; and
                                                                            -   to oversee the portfolio transaction policies
                                                                                and practices of the Funds.

GOVERNANCE           Christine M. Maki                    [3]               The governance committee makes
COMMITTEE            Victor A. Morgenstern                                  recommendations to the board regarding board
                     Allan J. Reich                                         committees and committee assignments, the
                     Burton W. Ruder*                                       composition of the board, candidates for
                     Gary N. Wilner, M.D.                                   election as non-interested trustees and
                                                                            compensation of non-interested trustees, and
                                                                            oversees the process for evaluating the
                                                                            functioning of the board.

MANAGEMENT           Michael J. Friduss*                  [3]               The committee on management contracts is
CONTRACTS            Thomas H. Hayden                                       responsible for reviewing in the first instance,
COMMITTEE            Victor A. Morgenstern                                  and making recommendations to the board
                     Marv R. Rotter                                         regarding, investment advisory agreements and
                     Burton W. Ruder                                        any other agreements relating to the
                                                                            management or administration of any Fund of
                                                                            the Trust.

DOMESTIC             [John J. Kane]                    [___]**              The domestic pricing committee has authority,
PRICING              Robert M. Levy                                         on behalf of the board, to determine a fair value
COMMITTEE            Janet L. Reali                                         for any security or other asset of the Trust
                     Kristi L. Rowsell                                      traded principally in the U.S. or on a  U.S.
                                                                            exchange, in accordance with the valuation
                                                                            procedures of the Trust.

FOREIGN             [John J. Kane]                     [___]**              The foreign pricing committee has authority, on
PRICING             Anita M. Nagler                                         behalf of the board, to determine a fair value for
COMMITTEE           Janet L. Reali                                          any security or other asset of the Trust traded
                    Kristi L. Rowsell                                       principally outside the U.S. or on a foreign
                                                                            exchange, in accordance with the valuation
                                                                            procedures of the Trust.

--------------------

*  Chairperson of the committee.

** The number shown represents the number of times the committee took action by unanimous written consent of the committee members. None of the executive committee, domestic pricing committee and the foreign pricing committee otherwise called a meeting of its members during the fiscal year ended September 30, 2001.

     The following table shows the compensation paid by the Trust for the year ended September 30, 2001 to each trustee who was not an "interested person" of the Trust:

                                                             AGGREGATE
                                                           COMPENSATION
                NAME OF TRUSTEE                           FROM THE TRUST*
-------------------------------------------------------------------------------------
                Victor A. Morgenstern                          ____
                Michael J. Friduss                             ____
                Thomas H. Hayden                               ____
                Christine M. Maki                              ____
                Allan J. Reich                                 ____
                Marv R. Rotter                                 ____
                Burton W. Ruder                                ____
                Gary N. Wilner, M.D.                           ____

*  The Trust is not part of a fund complex.

Other trustees who are "interested persons" of the Trust, as well as the officers of the Trust, are compensated by the Adviser and not by the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

     The Trust has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Oakmark Funds or the Goldman Sachs Institutional Liquid Assets Government Portfolio as designated by the trustee. At the time for commencing distributions from a trustee's deferral account, which is no later than when the trustee ceases to be a member of the board of trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years. Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.

     The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the trustees of the Trust in any of the Funds of the Trust.

                                                                  EQUITY AND                                  INTERNATIONAL
                       OAKMARK          SELECT         SMALL       INCOME          GLOBAL    INTERNATIONAL     SMALL CAP
      TRUSTEE            FUND            FUND        CAP FUND       FUND            FUND         FUND             FUND
      -------            ----            ----        --------       ----            ----         ----             ----
VICTOR A.
MORGENSTERN           $[      ]       $[      ]     $[      ]    $[      ]       $[      ]    $[      ]        $[      ]

MICHAEL J. FRIDUSS     [      ]        [      ]      [      ]     [      ]        [      ]     [      ]         [      ]

THOMAS H. HAYDEN       [      ]        [      ]      [      ]     [      ]        [      ]     [      ]         [      ]

CHRISTINE M. MAKI      [      ]        [      ]      [      ]     [      ]        [      ]     [      ]         [      ]

ALLAN J. REICH         [      ]        [      ]      [      ]     [      ]        [      ]     [      ]         [      ]

MARVIN R. ROTTER       [      ]        [      ]      [      ]     [      ]        [      ]     [      ]         [      ]

BURTON W. RUDER        [      ]        [      ]      [      ]     [      ]        [      ]     [      ]         [      ]

PETER S. VOSS          [      ]        [      ]      [      ]     [      ]        [      ]     [      ]         [      ]

GARY N. WILNER,
M.D.                   [      ]        [      ]      [      ]     [      ]        [      ]     [      ]         [      ]

                             PRINCIPAL SHAREHOLDERS

     The only persons known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of December 31, 2000 were:

                                                                                         PERCENTAGE OF OUTSTANDING
              NAME AND ADDRESS                            FUND AND CLASS                        SHARES HELD
              ----------------                            --------------                        -----------
Banc of America Securities LLC (1)            International Small Cap, Class I                    _____
600 Montgomery Street                         Global, Class I                                     _____
San Francisco, CA 94111-2702

                                                                                         PERCENTAGE OF OUTSTANDING
              NAME AND ADDRESS                            FUND AND CLASS                        SHARES HELD
              ----------------                            --------------                        -----------
Charles Schwab & Co. Inc. (1)                 Oakmark, Class I                                      ____
101 Montgomery Street                         Select, Class I                                       ____
San Francisco, CA  94104-4122                 Small Cap, Class I                                    ____
                                              Equity and Income, Class I                            ____
                                              International, Class I                                ____
                                              International Small Cap, Class I                      ____
                                              Global, Class I                                       ____


National Financial Services Corp. (1)         Oakmark, Class I                                      ____
P.O. Box 3908                                 Select, Class I                                       ____
Church Street Station                         Small Cap, Class I                                    ____
New York, NY  10008-3908                      Equity and Income, Class I                            ____
                                              International, Class I                                ____
                                              International Small Cap, Class I                      ____


Merrill Lynch Pierce Fenner & Smith Inc. (1)  Select, Class II                                      ____
4800 Deer Lake Drive E., 3rd Floor
Jacksonville, FL  32246-6486


Reliance Trust (1)                            Select, Class II                                      ____
FBO MetLife Defined Contribution Group        Equity and Income, Class II                           ____
3384 Peachtree Road NE, 9th Floor
Atlanta, GA  30326-1181


John Hancock (1)                              Select, Class II                                      ____
FBO Cross & Peters
101 Huntington Avenue, Fl. 5
Boston, MA  02199-7603


John Hancock (1)                              International, Class II                               ____
FBO Apple Rio Management
101 Huntington Avenue, Fl. 5
Boston, MA  02199-7603


John Hancock (1)                              International, Class II                               ____
FBO Wakefield Management
101 Huntington Avenue, Fl. 8
Boston, MA  02199-7603


John Hancock (1)                              International, Class II                               ____
FBO FGM
101 Huntington Avenue, Fl. 5
Boston, MA  02199-7603


-----------------
(1)     Shares are held for accounts of customers.

                         PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Funds' prospectus under the headings "Investing with The Oakmark Family of Funds," "How to Buy Class I Shares," "How to Sell Class I Shares" and "Shareholder Services."

NET ASSET VALUE

     The net asset value per Class I Share or per Class II Share of each Fund is determined by the Trust's custodian, State Street Bank and Trust Company. The net asset value of Class I Shares of a Fund is determined by dividing the value of the assets attributable to Class I Shares of the Fund, less liabilities attributable to that class, by the number of Class I Shares outstanding. Similarly, the net asset value of Class II Shares of a Fund is determined by dividing the value of the assets attributable to Class II Shares of the Fund, less liabilities attributable to that class, by the number of Class II Shares outstanding. Securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported on the NASDAQ National Market System, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by or under the direction of the board of trustees. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by or under the direction of the board of trustees.

     The Funds' net asset values are determined only on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Trading in the portfolio securities of International Fund, International Small Cap Fund or Global Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on certain days (such as Saturday) when the Fund is not open for business and does not calculate its net asset value. In addition, trading in the Fund's portfolio securities may not occur on days when the Fund is open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Fund's portfolio securities and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

     Computation of net asset value (and the sale and redemption of a Fund's shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or that exchange is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable.

SHARES PURCHASED THROUGH INTERMEDIARIES

     Class I Shares of any of the Funds may be purchased through certain financial service companies, who are agents of the Funds for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee of up to 0.35% of the annual average value of those accounts. Each Fund may pay a portion of those fees, not to exceed the estimated fees that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees are paid by the Adviser.

     To buy and sell Class II Shares, you must do so through an intermediary, such as a broker-dealer, bank, retirement plan service provider or retirement plan sponsor ("Intermediary"). The Intermediary accepts purchase and sale orders for Class II Shares as an authorized agent of the Trust pursuant to a written agreement. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the NYSE and transmit those orders separately for execution at the net asset value next determined after that business day.

     Purchases through Intermediaries that are authorized agents of the Trust are made at the net asset value next determined after receipt and acceptance of the orders by such Intermediaries. A purchase through an Intermediary that is not an authorized agent of the Trust for the receipt of orders is made at the net asset value next determined after receipt and acceptance of your order by the Trust's transfer agent.

REDEMPTION IN KIND

     Each Fund elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

REDEMPTION OF SMALL ACCOUNTS

     Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to redeem at net asset value the shares of any shareholder whose account in the Fund has a value as a result of redemptions of less than the minimum amount specified by the board of trustees, which currently is $1,000. Before such a redemption, the shareholder will be notified that the account value is less than the minimum and will be allowed at least 30 days to bring the value of the account up to the minimum. The agreement and declaration of trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the board of trustees.

90-DAY REDEMPTION FEE - CLASS I SHARES

     Each Fund except Oakmark Fund and Equity and Income Fund imposes a short-term trading fee on redemptions of Class I Shares held less than 90 days to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from the redemption proceeds. The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

     No Fund imposes a redemption fee on a redemption of:
     - shares acquired by reinvestment of dividends or distributions of a Fund; or
     - shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries.

MONEY MARKET EXCHANGE FUND

     The Adviser acts as a Service Organization for the Institutional Liquid Assets Service Units ("Units") of the Government Portfolio of Goldman Sachs Trust, which Units may be purchased directly or by exchanging shares of a Fund. For its services, the Adviser receives fees at a rate of .50% of the average annual net assets of the portfolio, pursuant to a 12b-1 plan adopted by the Goldman Sachs Trust.


                           ADDITIONAL TAX INFORMATION

GENERAL

     Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND

     Dividends and distributions paid by International Fund and International Small Cap Fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of such Funds' income consists of dividends paid by United States corporations. Capital gain distributions paid by the Funds are never eligible for this deduction.

     Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by any of these Funds will be increased; if the result is a loss, the income dividend paid by any of these Funds will be decreased.

     Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     International Fund, International Small Cap Fund and Global Fund intend to meet the requirements of the Code to "pass through" to their shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

                                   DISTRIBUTOR

     Shares of the Funds are offered for sale by Harris Associates Securities L.P. without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. HASLP is an affiliate of the Adviser. All distribution expenses relating to the Funds are paid by the Adviser, including the payment or reimbursement of any expenses incurred by HASLP. The Distribution Agreement was for an initial term that expired January 1, 2002 and continues in effect from year to year thereafter provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party.

     The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. The Adviser bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by HASLP. HASLP offers the Funds' shares only on a best efforts basis. HASLP is located at Two North LaSalle Street, Chicago, Illinois 60602-3790.


                             PORTFOLIO TRANSACTIONS

     Portfolio transactions for each Fund are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time. Subject to that standard, portfolio transactions for each Fund may be executed through HASLP, a registered broker-dealer and an affiliate of the Adviser.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

     The Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions for each Fund. However, the board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than HASLP) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of trustees that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser in performing services to others.

     HASLP may act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. The board of trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of the Adviser, the use of HASLP is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charges the Fund commission rates at least as favorable to the Fund as those charged by HASLP to comparable unaffiliated customers in similar transactions. The board of trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to HASLP is consistent with the foregoing standard. The Funds will not effect principal transactions with HASLP. In executing transactions through HASLP, the Funds will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

     The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated, as well as the aggregate commissions paid to affiliated persons of the Trust.

                                          YEAR ENDED              YEAR ENDED              YEAR ENDED
                                      SEPTEMBER 30, 2001      SEPTEMBER 30, 2000      SEPTEMBER 30, 1999
                                      ------------------      ------------------      ------------------
Oakmark Fund
    Aggregate commissions                  _________           $7,645,100               $5,015,100
    Commissions paid to affiliates         _________            2,765,022                1,944,758
    Percentage of aggregate
    commissions paid to affiliates*        _________               36.2%                    38.8%

Select Fund
    Aggregate commissions                  _________            4,102,031                2,890,228
    Commissions paid to affiliates         _________            1,112,365                  725,722
    Percentage of aggregate
    commissions paid to affiliates*        _________               27.1%                    25.1%

                                          YEAR ENDED              YEAR ENDED              YEAR ENDED
                                      SEPTEMBER 30, 2001      SEPTEMBER 30, 2000      SEPTEMBER 30, 1999
                                      ------------------      ------------------      ------------------
Small Cap Fund
    Aggregate commissions                  _________              646,845                1,681,150
    Commissions paid to affiliates         _________              233,479                  213,191
    Percentage of aggregate
    commissions paid to affiliates*        _________               36.1%                    12.7%

Equity and Income Fund
    Aggregate commission                   _________              173,265                  100,156
    Commissions paid to affiliates         _________              100,258                   56,545
    Percentage of aggregate
    commissions paid to affiliates*        _________               57.9%                    56.5%

Global Fund
    Aggregate commissions                  _________              211,245                   89,492
    Commissions paid to affiliates         _________               87,377                   29,127
    Percentage of aggregate
    commissions paid to affiliates*        _________               41.4%                     32.6%

International Fund
    Aggregate commissions                  _________            2,853,134                2,994,368
    Commissions paid to affiliates         _________                   --                       --
    Percentage of aggregate
    commissions paid to affiliates*        _________                   --                       --

International Small Cap Fund
    Aggregate commissions                  _________              404,559                1,153,858
    Commissions paid to affiliates         _________                   --                       --
    Percentage of aggregate
    commissions paid to affiliates*        _________                   --                       --

    --------------------------

* The percent of the dollar amount of each Fund's aggregate transactions involving the Fund's payment of brokerage commissions that were executed through affiliates for each of the periods is shown below.

                                      YEAR ENDED              YEAR ENDED            ELEVEN MONTHS ENDED
     FUND                         SEPTEMBER 30, 2001      SEPTEMBER 30, 2000        SEPTEMBER 30, 1999
     ----                         ------------------      ------------------        ------------------
     Oakmark                             ______                  67.4%                     44.1%
     Select                              ______                  56.3                      31.0
     Small Cap                           ______                  36.9                      19.1
     Equity and Income                   ______                  51.4                      69.6
     Global                              ______                  56.3                      43.2
     International                       ______                   -                         -
     International Small Cap             ______                   -                         -

     Of the aggregate brokerage transactions during the year ended September 30, 2001, the Funds paid the following commissions on transactions directed to brokers because of research services they provided: Oakmark, $[__________]; Select, $[__________]; Small Cap, $[__________]; Equity and Income, $[________];
Global, $[__________]; International, $[___________]; and International Small Cap, $[__________]; and the aggregate dollar amounts involved in those transactions for the respective Funds were $[___________], $[___________], $[___________], $[___________], $[___________], $[___________] and
$[___________], respectively.

     Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Although the Adviser makes investment decisions for the Funds independently from those for other investment advisory clients of the Adviser, it may occur that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and another client purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each over time.

     The Funds do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The portfolio turnover rates for the Funds are set forth in the prospectus under "Financial Highlights."


                              DECLARATION OF TRUST

     The Declaration of Trust disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The Trust and the Adviser believe that the risk to any one series of sustaining a loss on account of liabilities incurred by another series is remote.


                          CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company, P.O. Box 8510, Boston Massachusetts 02266-8510 is the custodian for the Trust. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Trust. The custodian also performs certain portfolio accounting services for the Funds, for which each Fund pays the custodian a monthly fee. The fee paid by each of Oakmark Global Fund, Oakmark International Fund and Oakmark International Small Cap Fund is $3,000 per month. The fee paid by each of Oakmark Fund, Select Fund, Small Cap Fund and Equity and Income Fund is $2,500 per month. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund. The Trust has authorized the custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     CDC IXIS Asset Management Services, Inc. ("CIS"), an affiliate of the Adviser, 399 Boylston Street, 5th Floor, Boston, Massachusetts 02116, performs transfer agency services for the Funds. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholders reports, prepares and mails distribution payments, maintains records of Fund transactions and provides blue sky reporting services. The Trust pays CIS for its services based on the number of open shareholder accounts.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, audits and reports on each Fund's annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                           APPENDIX A -- BOND RATINGS

     A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw-Hill Companies ("S&P").

RATINGS BY MOODY'S:

     AAA. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     AA. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa bonds, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Ratings By S&P:

     AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A. Debt rated A has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB-B-CCC-CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                       APPENDIX B -- FINANCIAL STATEMENTS

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001

                                                                 SHARES HELD       MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--90.4%
------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--4.9%
      H.J. Heinz Company                                          1,610,000        $ 67,861,500
      Kraft Foods Inc. (a)                                        1,445,000          49,664,650
      Sara Lee Corporation                                        1,692,400          36,048,120
                                                                                   ------------
                                                                                    153,574,270
RETAIL--12.1%
      The Kroger Co. (a)                                          3,450,000        $ 85,008,000
      J.C. Penney Company, Inc.                                   3,080,700          67,467,330
      Tricon Global Restaurants, Inc. (a)                         1,450,000          56,869,000
      Toys `R' Us, Inc. (a)                                       3,125,000          53,843,750
      CVS Corporation                                             1,605,000          53,286,000
      Safeway Inc. (a)                                              927,000          36,820,440
      The Gap, Inc.                                               1,987,400          23,749,430
                                                                                   ------------
                                                                                    377,043,950
HOUSEHOLD PRODUCTS--4.1%
      Newell Rubbermaid Inc.                                      2,700,000        $ 61,317,000
      The Clorox Company                                          1,440,200          53,287,400
      Energizer Holdings, Inc. (a)                                  670,200          11,138,724
                                                                                   ------------
                                                                                    125,743,124
HOUSEHOLD APPLIANCES--0.9%
      Maytag Corporation                                          1,126,500        $ 27,756,960

OFFICE EQUIPMENT--1.8%
      Xerox Corporation                                           7,113,500        $ 55,129,625

HARDWARE--1.7%
      The Black & Decker Corporation                              1,722,200        $ 53,732,640

OTHER CONSUMER GOODS & SERVICES--8.9%
      H&R Block, Inc.                                             2,530,600        $ 97,579,936
      Fortune Brands, Inc.                                        2,484,300          83,224,050
      Mattel, Inc.                                                4,152,800          65,032,848
      Cendant Corporation (a)                                     2,395,100          30,657,280
                                                                                   ------------
                                                                                    276,494,114
BANK & THRIFTS--5.6%
      Washington Mutual, Inc.                                     2,850,000       $ 109,668,000
      U.S. Bancorp                                                2,900,000          64,322,000
                                                                                   ------------
                                                                                    173,990,000
INSURANCE--1.5%
      MGIC Investment Corporation                                   700,000        $ 45,738,000

OTHER FINANCIAL--1.9%
      Fannie Mae                                                    615,000        $ 49,236,900
      American Express Company                                      300,000           8,718,000
                                                                                   ------------
                                                                                     57,954,900
HOTELS & MOTELS--1.3%
      Starwood Hotels & Resorts Worldwide, Inc.                   1,785,000        $ 39,270,000

MARKETING SERVICES--1.5%
      The Interpublic Group of Companies, Inc.                    2,200,000        $ 44,880,000

                                                                SHARES HELD        MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--90.4% (CONT.)
------------------------------------------------------------------------------------------------
INFORMATION SERVICES--0.7%
      Moody's Corporation                                           379,100        $ 14,026,700
      Equifax Inc.                                                  410,900           8,998,710
                                                                                   ------------
                                                                                     23,025,410
COMPUTER SERVICES--6.2%
      Electronic Data Systems Corporation                         1,216,500        $ 70,046,070
      First Data Corporation                                      1,090,000          63,503,400
      SunGard Data Systems Inc. (a)                               2,531,600          59,163,492
                                                                                   ------------
                                                                                    192,712,962
SEMICONDUCTORS--0.5%
      Teradyne, Inc. (a)                                            805,000         $15,697,500

TELECOMMUNICATIONS--5.5%
      AT&T Corp.                                                  4,325,000        $ 83,472,500
      Sprint Corporation                                          2,756,000          66,171,560
      Citizens Communications Company (a)                         2,288,400          21,510,960
                                                                                   ------------
                                                                                    171,155,020
TELECOMMUNICATIONS EQUIPMENT--2.7%
      Motorola, Inc.                                              3,525,000        $ 54,990,000
      General Motors Corporation, Class H
        (Hughes Electronics Corporation) (a)                      2,200,000          29,326,000
                                                                                   ------------
                                                                                     84,316,000
TV PROGRAMMING--2.1%
      Liberty Media Corporation, Class A (a)                      5,100,000        $ 64,770,000

PUBLISHING--3.2%
      Knight-Ridder, Inc.                                         1,066,000        $ 59,536,100
      Gannett Co., Inc.                                             684,500          41,145,295
                                                                                   ------------
                                                                                    100,681,395
PHARMACEUTICALS--1.5%
      Chiron Corporation (a)                                      1,079,000        $ 47,875,230

MEDICAL PRODUCTS--2.3%
      Guidant Corporation (a)                                     1,730,500        $ 66,624,250
      Apogent Technologies Inc. (a)                                 136,700           3,267,130
                                                                                   ------------
                                                                                     69,891,380
AUTOMOBILES--1.6%
    Ford Motor Company                                            2,875,000        $ 49,881,250

AEROSPACE & DEFENSE--3.1%
      Honeywell International Inc.                                1,550,000        $ 40,920,000
      Rockwell Collins                                            2,646,800          37,584,560
      Goodrich Corporation                                          970,000          18,895,600
                                                                                   ------------
                                                                                     97,400,160
WASTE DISPOSAL--0.9%
      Waste Management, Inc.                                      1,030,000        $ 27,542,200

MACHINERY & INDUSTRIAL PROCESSING--1.1%
      Eaton Corporation                                             552,900        $ 32,737,209

                                                                 SHARES HELD/
                                                                  PAR VALUE        MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--90.4% (CONT.)
------------------------------------------------------------------------------------------------
BUILDING MATERIALS & CONSTRUCTION--1.5%
      Masco Corporation                                           2,333,000      $   47,686,520

UTILITIES--2.0%
      TXU Corp.                                                   1,365,000      $   63,226,800

OIL & NATURAL GAS--5.0%
      Phillips Petroleum Company                                    992,700      $   53,546,238
      Burlington Resources Inc.                                   1,550,500          53,042,605
      Conoco Inc., Class A                                        1,950,000          49,588,500
                                                                                 --------------
                                                                                    156,177,343
DIVERSIFIED CONGLOMERATES--1.1%
      Textron, Inc.                                               1,000,000      $   33,610,000

RECREATION & ENTERTAINMENT--3.2%
      Brunswick Corporation                                       2,576,700      $   42,438,249
      Carnival Corporation                                        1,500,000          33,030,000
      Park Place Entertainment Corporation (a)                    3,391,300          24,858,229
                                                                                 --------------
                                                                                    100,326,478

      TOTAL COMMON STOCKS (COST: $2,652,596,710)                                  2,810,020,440

SHORT TERM INVESTMENTS--7.0%
U.S. GOVERNMENT BILLS--1.3%
      United States Treasury Bills, 3.35 - 3.69%
        due 11/15/2001 -1/31/2002                               $40,000,000      $   39,753,510

      TOTAL U.S. GOVERNMENT BILLS (COST: $39,683,693)                                39,753,510

COMMERCIAL PAPER--2.9%
      Citicorp, 3.51% due 10/1/2001                             $20,000,000      $   20,000,000
      American Express Credit Corporation, 2.90% due 10/5/2001   20,000,000          20,000,000
      General Electric Capital Corporation, 3.25% due 10/1/2001  50,000,000          50,000,000
                                                                                 --------------
      TOTAL COMMERCIAL PAPER (COST: $90,000,000)                                     90,000,000

REPURCHASE AGREEMENTS--2.8%
      State Street Repurchase Agreement, 3.05% due 10/1/2001,
        repurchase price $88,465,479, collateralized by
        U.S. Treasury Bonds                                     $88,443,000      $   88,443,000

      TOTAL REPURCHASE AGREEMENTS (COST: $88,443,000)                                88,443,000

      TOTAL SHORT TERM INVESTMENTS (COST: $218,126,694)                             218,196,510

      Total Investments (Cost $2,870,723,403)--97.4% (b)                         $3,028,216,950
      Other Assets In Excess Of Other Liabilities--2.6%                              81,011,553
                                                                                 --------------
      TOTAL NET ASSETS--100%                                                     $3,109,228,503
                                                                                 --------------
                                                                                 --------------

(a) Non-income producing security.
(b) At September 30, 2001, net unrealized appreciation of $157,493,547, for federal income tax purposes, consisted of gross unrealized appreciation of $364,570,741 and gross unrealized depreciation of $207,077,194.

                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


                                                                     SHARES HELD         MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.3%

APPAREL--2.3%
    Liz Claiborne, Inc.                                                2,563,200         $ 96,632,640

RETAIL--16.9%
    Toys `R' Us, Inc. (a)(b)                                          12,223,500        $ 210,610,905
    The Kroger Co. (a)                                                 7,000,000          172,480,000
    Office Depot, Inc. (a)                                            12,546,000          170,625,600
    Tricon Global Restaurants, Inc. (a)                                4,015,400          157,483,988
                                                                                        -------------
                                                                                          711,200,493
HOUSEHOLD PRODUCTS--2.4%
    Energizer Holdings, Inc. (a)(b)                                    5,997,300         $ 99,675,126

OTHER CONSUMER GOODS & SERVICES--11.2%
    H&R Block, Inc.                                                    8,110,400        $ 312,737,024
    Mattel, Inc.                                                      10,073,000          157,743,180
                                                                                        -------------
                                                                                          470,480,204

BANK & THRIFTS--16.1%
    Washington Mutual, Inc.                                           17,519,700        $ 674,158,056

INFORMATION SERVICES--8.9%
    Moody's Corporation                                                4,143,600        $ 153,313,200
    The Dun & Bradstreet Corporation (a)(b)                            4,928,500          137,998,000
    Ceridian Corporation (a)                                           5,834,500           84,600,250
                                                                                        -------------
                                                                                          375,911,450

COMPUTER SERVICES--8.6%
    Electronic Data Systems Corporation                                3,250,900        $ 187,186,822
    First Data Corporation                                             2,965,200          172,752,552
                                                                                        -------------
                                                                                          359,939,374

COMPUTER SOFTWARE--2.8%
    The Reynolds and Reynolds Company, Class A (b)                     5,079,700        $ 118,357,010

TELECOMMUNICATIONS--8.8%
    AT&T Corp.                                                        10,268,000        $ 198,172,400
    Sprint Corporation                                                 7,209,000          173,088,090
                                                                                        -------------
                                                                                          371,260,490

PUBLISHING--3.5%
    Knight-Ridder, Inc.                                                2,606,500        $ 145,573,025

PHARMACEUTICALS--3.8%
    Chiron Corporation (a)                                             3,572,400        $ 158,507,388


                                                                    SHARES HELD/
                                                                       PAR VALUE         MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.3% (CONT.)

AUTOMOTIVE--1.9%
    Visteon Corporation                                                6,184,400         $ 78,851,100

OIL & NATURAL GAS--4.1%
    Burlington Resources Inc.                                          5,024,500        $ 171,888,145

    TOTAL COMMON STOCKS (COST: $3,081,214,225)                                          3,832,434,501

SHORT TERM INVESTMENTS--8.1%

U.S. GOVERNMENT BILLS--0.5%
    United States Treasury Bills, 3.35% due 1/24/2002                $20,000,000         $ 19,851,779

    TOTAL U.S. GOVERNMENT BILLS (COST: $19,785,972)                                        19,851,779

COMMERCIAL PAPER--5.5%
    Citicorp, 2.35% - 3.51% due 10/1/2001 - 10/10/2001               $60,000,000         $ 60,000,000
    American Express Credit Corporation, 2.44%
      due 10/5/2001 - 10/15/2001                                      60,000,000           60,000,000
    Ford Motor Credit Corp., 2.45% - 3.00%
      due 10/2/2001 -10/12/2001                                       60,000,000           60,000,000
    General Electric Capital Corporation, 3.25%
      due 10/1/2001                                                   50,000,000           50,000,000
                                                                                       --------------
    TOTAL COMMERCIAL PAPER (COST: $230,000,000)                                           230,000,000

REPURCHASE AGREEMENTS--2.1%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $90,701,047 collateralized by
      U.S. Treasury Bonds                                            $90,678,000         $ 90,678,000

    TOTAL REPURCHASE AGREEMENTS (COST: $90,678,000)                                        90,678,000

    TOTAL SHORT TERM INVESTMENTS (COST: $340,463,972)                                     340,529,779
    Total Investments (Cost $3,421,678,197) -- 99.4% (c)                               $4,172,964,280
    Other Assets In Excess Of Other Liabilities -- 0.6%                                    23,776,551
                                                                                       --------------
    TOTAL NET ASSETS -- 100%                                                           $4,196,740,831
                                                                                       ==============

(a) Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(c) At September 30, 2001, net
    unrealized appreciation of $751,286,083, for federal income tax purposes, consisted of gross unrealized appreciation of $834,734,223 and gross unrealized depreciation of $83,448,140.

                                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


NAME                                                                 SHARES HELD         MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.8%
------------------------------------------------------------------------------------------------------

FOOD & BEVERAGE--7.2%
    Ralcorp Holdings, Inc. (a)                                           579,000        $  11,267,340
    Del Monte Foods Company (a)                                        1,020,000            7,854,000
                                                                                        -------------
                                                                                           19,121,340
APPAREL--1.4%
    R.G. Barry Corporation (a)(d)                                        907,000         $  3,664,280


RETAIL--3.3%
    ShopKo Stores, Inc. (a)                                              936,000         $  7,759,440
    Ugly Duckling Corporation (a)                                        370,000            1,024,900
                                                                                        -------------
                                                                                            8,784,340


OFFICE EQUIPMENT--2.2%
    InFocus Corporation (a)                                              357,500         $  4,665,375
    MCSi, Inc. (a)                                                        75,000            1,208,250
                                                                                        -------------
                                                                                            5,873,625
OTHER CONSUMER GOODS & SERVICES--3.5%
    Department 56, Inc. (a)                                              600,000         $  3,810,000
    Central Parking Corporation                                          250,000            3,497,500
    American Greetings Corporation, Class A                              150,000            1,986,000
                                                                                        -------------
                                                                                            9,293,500
BANK & THRIFTS--10.1%
    BankAtlantic Bancorp, Inc., Class A                                1,023,700        $  10,339,370
    People's Bank of Bridgeport, Connecticut                             325,000            7,215,000
    Golden State Bancorp Inc.                                            190,000            5,776,000
    PennFed Financial Services, Inc.                                     150,000            3,372,000
                                                                                        -------------
                                                                                           26,702,370
INSURANCE--4.7%
    The PMI Group, Inc.                                                  200,000        $  12,478,000


OTHER FINANCIAL--2.3%
    NCO Group, Inc. (a)                                                  450,000         $  6,156,000


HOTELS & MOTELS--2.9%
    Prime Hospitality Corp. (a)                                          860,000         $  7,568,000


EDUCATIONAL SERVICES--4.2%
    ITT Educational Services, Inc. (a)                                   349,800        $  11,193,600


MARKETING SERVICES--0.2%
    Grey Global Group Inc.                                                 1,000            $ 553,000


DATA STORAGE--1.6%
    Imation Corp. (a)                                                    200,000         $  4,180,000



NAME                                                                 SHARES HELD         MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.8% (CONT.)
------------------------------------------------------------------------------------------------------

COMPUTER SERVICES--2.7%
    CIBER, Inc. (a)                                                      960,000         $  6,048,000
    Interland, Inc. (a)                                                1,050,000            1,102,500
                                                                                        -------------
                                                                                            7,150,500
COMPUTER SOFTWARE--7.8%
    MSC.Software Corp. (a)                                               625,000        $  10,062,500
    Mentor Graphics Corporation (a)                                      520,000            7,165,600
    SilverStream Software, Inc. (a)                                      700,000            2,604,000
    Symantec Corporation (a)                                              20,000              693,400
                                                                                        -------------
                                                                                           20,525,500
COMPUTER SYSTEMS--0.5%
    Optimal Robotics Corp., Class A (a)                                   50,000         $  1,225,000


SECURITY SYSTEMS--3.8%
    Checkpoint Systems, Inc. (a)                                         910,000         $  9,946,300


PHARMACEUTICALS--2.1%
    Elan Corporation plc (a)(b)                                          115,000         $  5,571,750


MEDICAL RESEARCH--1.0%
    Covance Inc. (a)                                                     155,000         $  2,776,050


MEDICAL PRODUCTS--5.9%
    CONMED Corporation (a)                                               322,500         $  5,708,250
    Sybron Dental Specialties, Inc. (a)                                  250,000            4,650,000
    Hanger Orthopedic Group, Inc. (a)(d)                                 960,000            3,552,000
    ORATEC Interventions, Inc. (a)                                       250,000            1,730,000
                                                                                        -------------
                                                                                           15,640,250
AUTOMOTIVE--0.5%
    Standard Motor Products, Inc.                                        120,000         $  1,404,000


AUTOMOBILE RENTALS--1.2%
    Dollar Thrifty Automotive Group, Inc. (a)                            310,000         $  3,084,500


TRANSPORTATION SERVICES--3.2%
    Teekay Shipping Corporation (c)                                      250,000         $  7,795,000
    Frontline Limited (c)                                                 75,000              682,500
                                                                                        -------------
                                                                                            8,477,500
INSTRUMENTS--4.4%
    IDEXX Laboratories, Inc. (a)                                         400,000         $  9,348,000
    Measurement Specialties, Inc. (a)                                    225,000            2,225,250
                                                                                        -------------
                                                                                           11,573,250
MACHINERY & INDUSTRIAL PROCESSING--2.1%
    Columbus McKinnon Corporation                                        525,000         $  5,460,000


                                                                   SHARES HELD/
NAME                                                                PAR VALUE          MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.8% (CONT.)
------------------------------------------------------------------------------------------------------

CHEMICALS--2.1%
    H.B. Fuller Company                                                   70,000         $  3,206,000
    Georgia Gulf Corporation                                             150,000            2,410,500
                                                                                        -------------
                                                                                            5,616,500
OIL & NATURAL GAS--4.8%
    St. Mary Land & Exploration Company                                  300,000         $  4,779,000
    Cabot Oil & Gas Corporation, Class A                                 200,000            3,990,000
    Berry Petroleum Company, Class A                                     250,000            3,862,500
                                                                                        -------------
                                                                                           12,631,500
OTHER INDUSTRIAL GOODS & SERVICES--1.3%
    Intergrated Electrical Services, Inc. (a)                            360,000         $  1,980,000
    Gardner Denver Inc. (a)                                               65,000            1,443,000
                                                                                        -------------
                                                                                            3,423,000
REAL ESTATE--6.8%
    Catellus Development Corporation (a)                                 750,000        $  13,110,000
    Trammell Crow Company (a)                                            500,000            5,000,000
                                                                                        -------------
                                                                                           18,110,000

      TOTAL COMMON STOCKS (COST: $255,152,479)                                            248,183,655

SHORT TERM INVESTMENTS--3.6%

COMMERCIAL PAPER--1.9%
      General Electric Capital Corporation, 3.25% due 10/1/2001       $5,000,000         $  5,000,000

      TOTAL COMMERCIAL PAPER (COST: $5,000,000)                                             5,000,000

REPURCHASE AGREEMENTS--1.7%
      State Street Repurchase Agreement, 3.05% due 10/1/2001,
         repurchase price $4,565,160, collateralized by
         U.S. Treasury Bonds                                          $4,564,000         $  4,564,000

      TOTAL REPURCHASE AGREEMENTS (COST: $4,564,000)                                        4,564,000
      TOTAL SHORT TERM INVESTMENTS (COST: $9,564,000)                                       9,564,000
      Total Investments (Cost $264,716,479)--97.4% (e)                                   $257,747,655
      Other Assets In Excess Of Other Liabilities--2.6%                                     6,864,550
                                                                                        -------------
      TOTAL NET ASSETS--100%                                                             $264,612,205
                                                                                        =============

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c)  Represents foreign domiciled corporation.
(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(e) At September 30, 2001, net unrealized depreciation of $6,968,824, for federal income tax purposes, consisted of gross unrealized appreciation of $43,469,101 and gross unrealized depreciation of $50,437,925.

    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


                                                               SHARES HELD     MARKET VALUE
EQUITY AND EQUIVALENTS--57.6%

FOOD & BEVERAGE--3.0%
    UST Inc.                                                       560,000    $  18,592,000

RETAIL--3.6%
    Office Depot, Inc. (a)                                         980,000    $  13,328,000
    J.C. Penney Company, Inc.                                      350,000        7,665,000
    The Gap, Inc.                                                  125,000        1,493,750
                                                                              -------------
                                                                                 22,486,750
HOUSEHOLD PRODUCTS--0.2%
    Energizer Holdings, Inc. (a)                                    80,000    $   1,329,600

BANK & THRIFTS--2.2%
    U.S. Bancorp                                                   610,703    $  13,545,393

INSURANCE--6.5%
    PartnerRe Ltd. (b)                                             440,600    $  20,752,260
    SAFECO Corporation                                             650,000       19,714,500
                                                                              -------------
                                                                                 40,466,760
OTHER FINANCIAL--2.7%
    GATX Corporation                                               500,000    $  16,820,000

HOTELS & MOTELS--0.7%
    Starwood Hotels & Resorts Worldwide, Inc.                      200,000    $   4,400,000

MARKETING SERVICES--0.3%
    The Interpublic Group of Companies, Inc.                       100,000    $   2,040,000

INFORMATION SERVICES--1.6%
    Ceridian Corporation (a)                                       705,000    $  10,222,500

COMPUTER SOFTWARE--5.4%
    Novell, Inc. (a)                                             3,500,000    $  12,810,000
    Synopsys, Inc. (a)                                             275,000       11,030,222
    The Reynolds and Reynolds Company, Class A                     414,000        9,646,200
                                                                              -------------
                                                                                 33,486,422
PRINTING--1.5%
    Valassis Communications, Inc. (a)                              289,400    $   9,234,754

PHARMACEUTICALS--4.9%
    Watson Pharmaceuticals, Inc. (a)                               336,000    $  18,382,560
    Chiron Corporation (a)                                         270,000       11,979,900
                                                                              -------------
                                                                                 30,362,460
MEDICAL PRODUCTS--3.4%
    Sybron Dental Specialties, Inc. (a)                            341,666    $   6,354,988
    Edwards Lifesciences Corporation (a)                           275,000        6,160,000
    Guidant Corporation (a)                                        125,000        4,812,500
    Apogent Technologies Inc. (a)                                  150,000        3,585,000
                                                                              -------------
                                                                                 20,912,488


                                                               SHARES HELD     MARKET VALUE
EQUITY AND EQUIVALENTS--57.6% (CONT.)

TRANSPORTATION SERVICES--0.2%
    Nordic American Tanker Shipping Limited (b)                     96,900    $   1,452,531

AEROSPACE & DEFENSE--1.9%
    Rockwell Collins                                               823,600    $  11,695,120

AGRICULTURAL EQUIPMENT--0.3%
    Alamo Group Inc.                                               141,900    $   1,827,672

INSTRUMENTS--0.7%
    Varian Inc. (a)                                                177,900    $   4,532,892

MACHINERY & INDUSTRIAL PROCESSING--3.9%
    Cooper Industries, Inc.                                        300,000    $  12,441,000
    Rockwell International Corporation                             811,000       11,905,480
                                                                              -------------
                                                                                 24,346,480
FORESTRY PRODUCTS--2.3%
    Georgia-Pacific Corporation (Timber Group)                     401,200    $  14,531,464

OIL & NATURAL GAS--8.4%
    XTO Energy, Inc.                                             1,328,000    $  18,525,600
    Conoco Inc.                                                    675,000       17,165,250
    St. Mary Land & Exploration Company                            780,000       12,425,400
    Berry Petroleum Company                                        148,100        2,288,145
    Cabot Oil & Gas Corporation                                     85,500        1,705,725
                                                                              -------------
                                                                                 52,110,120
REAL ESTATE--1.9%
    Catellus Development Corporation (a)                           695,900    $  12,164,332

DIVERSIFIED CONGLOMERATES--2.0%
    Textron, Inc.                                                  286,100    $   9,615,821
    Dover Corporation                                              100,000        3,011,000
                                                                              -------------
                                                                                 12,626,821

    TOTAL EQUITY AND EQUIVALENTS (COST: $362,269,593)                           359,186,559

FIXED INCOME --29.3%

PREFERRED STOCK--0.5%

BANK & THRIFTS--0.3%
    BBC Capital Trust I, Preferred, 9.50%                           48,000    $   1,183,200
    Pennfed Capital Trust, Preferred, 8.90%                         27,500          694,375
    Fidelity Capital Trust I, Preferred, 8.375%                     43,500          426,300
                                                                              -------------
                                                                                  2,303,875
TELECOMMUNICATIONS--0.1%
    MediaOne Finance Trust III, Preferred, 9.04%                    20,000    $     510,000


                                                               SHARES HELD/
                                                                PAR VALUE      MARKET VALUE
FIXED INCOME--29.3% (CONT.)

REAL ESTATE--0.1%
    Host Marriott Corporation, Preferred Class B, 10.00%            21,000    $     483,000
    Host Marriott Corporation, Preferred Class A, 10.00%             5,000          113,600
                                                                              -------------
                                                                                    596,600

    TOTAL PREFERRED STOCK (COST: $3,350,448)                                      3,410,475

CORPORATE BONDS--1.5%

RETAIL--0.4%
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes   $ 2,000,000    $   1,760,000
    Ugly Duckling Corporation, 12.00% due 10/15/2003,
      Subordinated Debenture                                       650,000          520,000
                                                                              -------------
                                                                                  2,280,000

OFFICE EQUIPMENT--0.1%
    Xerox Capital Europe Plc, 5.75% due 5/15/2002              $   500,000    $     474,830

HOTELS & MOTELS--0.5%
    Park Place Entertainment, 7.00% due 7/15/2004, Senior
      Notes                                                    $ 2,700,000    $   2,679,658
    Park Place Entertainment, 7.375% due 6/1/2002, Senior
      Notes                                                        320,000          322,112
                                                                              -------------
                                                                                  3,001,770

TV PROGRAMMING--0.3%
    Liberty Media Corporation, 8.25% due 2/1/2030, Debenture   $ 2,500,000    $   2,224,510

BUILDING MATERIALS & CONSTRUCTION--0.1%
    Juno Lighting, Inc., 11.875% due 7/1/2009, Senior
      Subordinated Note                                        $   750,000    $     690,000

UTILITIES--0.1%
    Midland Funding Corporation, 11.75% due 7/23/2005          $   500,000    $     559,375

    TOTAL CORPORATE BONDS (COST: $9,369,855)                                      9,230,485

GOVERNMENT AND AGENCY SECURITIES--27.3%

U.S. GOVERNMENT NOTES--26.4%
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                        $42,576,720    $  43,800,801
    United States Treasury Notes, 10.75% due 8/15/2005          20,000,000       25,040,620
    United States Treasury Notes, 7.00% due 7/15/2006           20,000,000       22,655,460
    United States Treasury Notes, 6.625% due 5/15/2007          20,000,000       22,512,500
    United States Treasury Notes, 11.875% due 11/15/2003        15,000,000       17,728,710
    United States Treasury Notes, 7.875% due 11/15/2004         15,000,000       16,958,790
    United States Treasury Notes, 7.25% due 8/15/2004            5,000,000        5,541,600
    United States Treasury Notes, 5.25% due 5/15/2004            5,000,000        5,267,190
    United States Treasury Notes, 5.25% due 8/15/2003            5,000,000        5,220,655
                                                                              -------------
                                                                                164,726,326


                                                                PAR VALUE      MARKET VALUE
FIXED INCOME--29.3% (CONT.)

  U.S. GOVERNMENT AGENCIES--0.9%
    Federal Home Loan Bank, 6.75% due 5/1/2002                 $ 2,000,000    $   2,049,550
    Federal Home Loan Bank, 7.85% due 6/7/2004,
      Consolidated Bond                                          1,250,000        1,295,501
    Federal Home Loan Bank, 6.50% due 10/19/2001                 1,000,000        1,016,071
    Federal Home Loan Mortgage Corporation, 7.00%
      due 2/23/2016                                              1,000,000        1,004,236
                                                                              -------------
                                                                                  5,365,358

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $165,122,927)                 170,091,684

    TOTAL FIXED INCOME (COST: $177,843,230)                                     182,732,644

SHORT TERM INVESTMENTS--14.3%

GOVERNMENT AND AGENCY SECURITIES--3.2%

U.S. GOVERNMENT AGENCIES--3.2%
    Federal Home Loan Bank, 2.75% due 10/9/2001, Discount
      Note                                                     $20,000,000    $  19,987,778

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $19,987,778)                   19,987,778

COMMERCIAL PAPER--8.0%
    Citicorp, 3.20% due 10/2/2001                              $10,000,000    $  10,000,000
    American Express Credit Corporation, 3.35% due 10/1/2001    20,000,000       20,000,000
    General Electric Capital Corporation, 3.25% due 10/1/2001   20,000,000       20,000,000
                                                                              -------------
    TOTAL COMMERCIAL PAPER (COST: $50,000,000)                                   50,000,000

REPURCHASE AGREEMENTS--3.1%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $18,844,789, collateralized by
      U.S. Treasury Bonds.                                     $18,840,000    $  18,840,000

    TOTAL REPURCHASE AGREEMENTS (COST: $18,840,000)                              18,840,000

    TOTAL SHORT TERM INVESTMENTS (COST: $88,827,778)                             88,827,778

    Total Investments (Cost $628,940,601) - 101.2% (c)                        $ 630,746,981
    Other Liabilities In Excess Of Other Assets - (1.2)%                         (7,390,585)
                                                                              -------------
    TOTAL NET ASSETS--100%                                                    $ 623,356,396
                                                                              =============


(a) Non-income producing security.
(b) Represents foreign domiciled security.
(c) At September 30, 2001, net unrealized appreciation of $1,806,380, for federal income tax purposes, consisted of gross unrealized appreciation of $29,993,999 and gross unrealized depreciation of $28,187,619.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


                                              DESCRIPTION                                      SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--89.9%

FOOD & BEVERAGE--7.4%
    Lotte Chilsung Beverage                   Soft Drinks, Juices, & Sport Drinks
      Co., Ltd. (Korea)                         Manufacturer                                         6,700     $   1,325,613
    Hite Brewery Co., Ltd.                    Brewer
       (Korea)                                                                                      35,500         1,265,913
    Diageo plc                                Beverages, Wines, & Spirits
       (Great Britain)                          Manufacturer                                        95,000           999,297
                                                                                                               --------------
                                                                                                                   3,590,823
RETAIL--6.1%
    Somerfield plc                            Food Retailer
      (Great Britain)                                                                            1,198,000     $   1,571,906
    ShopKo Stores, Inc.                       Specialty Discount Retailer
      (United States), (a)                                                                         166,600         1,381,114
                                                                                                               --------------
                                                                                                                   2,953,020
HOME FURNISHINGS--3.1%
    Hunter Douglas N.V.                       Window Coverings Manufacturer
      (Netherlands)                                                                                 68,000     $   1,485,201

OTHER CONSUMER GOODS & SERVICES--0.7%
    Royal Doulton plc                         Tableware & Giftware
      (Great Britain), (a)                                                                       1,069,700     $     345,976

OTHER FINANCIAL 2.4%
    Ichiyoshi Securities Co.,                 Stock Broker
      Ltd. (Japan)                                                                                 354,000     $   1,134,368

HOTELS & MOTELS--2.1%
    Jarvis Hotels plc                         Hotel Operator
      (Great Britain)                                                                              705,000     $   1,026,091

HUMAN RESOURCES--4.8%
    Michael Page                              Recruitment Consultancy Services
      International plc
      (Great Britain)                                                                            1,447,000     $   2,308,127

EDUCATIONAL SERVICES--9.0%
    ITT Educational Services,                 Postsecondary Degree Programs
      Inc. (United States), (a)                                                                     85,000     $   2,720,000
    Learning Tree                             Computer Related Education
      International, Inc.
       (United States), (a)                                                                         80,000         1,624,000
                                                                                                               --------------
                                                                                                                   4,344,000


                                              DESCRIPTION                                      SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--89.9% (CONT.)

MARKETING SERVICES--2.8%
    The Interpublic Group                     Advertising & Marketing Services
      of Companies, Inc.
      (United States)                                                                               65,000     $   1,326,000

INFORMATION SERVICES--6.6%
    Ceridian Corporation                      Data Management Services
      (United States), (a)                                                                         115,000     $   1,667,500
    Equifax Inc.                              Consumer Credit Information
      (United States)                                                                               70,000         1,533,000
                                                                                                               --------------
                                                                                                                   3,200,500
COMPUTER SERVICES--4.9%
    Meitec Corporation                        Software Engineering Services
      (Japan)                                                                                       55,100     $   1,432,849
    First Data Corporation                    Electronic Commerce Services
       (United States)                                                                              16,000           932,160
                                                                                                               --------------
                                                                                                                   2,365,009
COMPUTER SOFTWARE--14.4%
    Novell, Inc.                              Network & Internet
      (United States), (a)                      Integration Software                               700,000     $   2,562,000
    Synopsys, Inc.                            Electonic Design Automation
      (United States), (a)                                                                          60,000         2,406,594
    The Reynolds and                          Information Management Systems
      Reynolds Company,
      Class A (United States)                                                                       85,000         1,980,500
                                                                                                               --------------
                                                                                                                   6,949,094
COMPUTER SYSTEMS--3.1%
Lectra (France), (a)                          Manufacturing Process Systems                        516,998     $   1,505,581

TELECOMMUNICATIONS--1.8%
    SK Telecom Co.,                           Mobile Telecommunications
      Ltd. (Korea)                                                                                   5,400     $     861,350

BROADCASTING & CABLE TV--4.1%
    Grupo Televisa S.A.                       Television Production &
      (Mexico), (a)(b)                          Broadcasting                                        69,100     $   1,983,170

PRINTING--4.3%
    Valassis Communications,                  Product Promotions Printer
      Inc. (United States), (a)                                                                     65,000     $   2,074,150


                                                                                               SHARES HELD/
                                              DESCRIPTION                                       PAR VALUE      MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--89.9% (CONT.)

MEDICAL PRODUCTS--1.9%
    Edwards Lifesciences                      Respiratory Products
      Corporation
      (United States), (a)                                                                          40,000     $     896,000

AUTOMOBILES--3.5%
    Ducati Motor Holding                      Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                                                        1,375,500     $   1,689,894

CHEMICALS--2.4%
    Givaudan                                  Fragrance & Flavor
      (Switzerland), (a)                        Compound Manufacturer                                3,800     $   1,143,475

OTHER INDUSTRIAL GOODS & SERVICES--2.3%
    Enodis plc (Great Britain)                Food Processing Equipment                            695,000     $     796,968
    GFI Industries SA (France)                Industrial Fastener Manufacturer                      20,325           297,798
                                                                                                               --------------
                                                                                                                   1,094,766
DIVERSIFIED CONGLOMERATES--2.2%
    Pacific Dunlop Limited                    Diversified Manufacturer
      (Australia)                                                                                2,065,000     $     735,446
    Tae Young Corp. (Korea)                   Heavy Construction                                    16,900           335,667

                                                                                                                   1,071,113
                                                                                                               --------------
    TOTAL COMMON STOCKS (COST: $45,987,336)                                                                       43,347,708

SHORT TERM INVESTMENTS--9.6%

COMMERCIAL PAPER--6.2%
    American Express Credit Corporation, 3.35% due 10/1/2001                                    $1,500,000     $   1,500,000
    General Electric Capital Corporation, 3.25% due 10/1/2001                                    1,500,000         1,500,000
                                                                                                               --------------
    TOTAL COMMERCIAL PAPER (COST: $3,000,000)                                                                      3,000,000

REPURCHASE AGREEMENTS--3.4%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $1,638,416, collateralized by
      U.S.Treasury Bonds                                                                        $1,638,000     $   1,638,000

    TOTAL REPURCHASE AGREEMENTS (COST: $1,638,000)                                                                 1,638,000

    TOTAL SHORT TERM INVESTMENTS (COST: $4,638,000)                                                                4,638,000

    Total Investments (Cost $50,625,336)--99.5% (c)                                                               47,985,708


                                                                                             SHARES SUBJECT
                                              DESCRIPTION                                        TO CALL       MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--(0.1%)

EQUITY OPTIONS--(0.1%)

EDUCATIONAL SERVICES--(0.1%)
    ITT Educational Services,                 Postsecondary Degree Programs
      Inc., January 45 Calls
      (United States)                                                                              (25,000)    $     (61,250)

MEDICAL PRODUCTS--0.0%
    Edwards Lifesciences                      Respiratory Products
      Corporation,
      November 30 Calls
      (United States)                                                                              (20,000)           (8,000)

    TOTAL EQUITY OPTIONS (PREMIUMS RECEIVED: $(141,020))                                                             (69,250)

    Total Call Options Written (Premiums Received: $(141,020))--(0.1)%                                               (69,250)

    Foreign Currencies (Proceeds $7)--(0.0)%                                                                   $           7
    Other Assets In Excess Of Other Liabilities--0.6% (d)                                                            287,546
                                                                                                               --------------
    TOTAL NET ASSETS--100%                                                                                     $  48,204,011
                                                                                                               ==============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) At September 30, 2001, net unrealized depreciation of $2,567,858 for federal income tax purposes, consisted of gross unrealized appreciation of $4,014,151 and gross unrealized depreciation of $6,582,009.
(d) Includes transaction hedges.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


NAME                                          DESCRIPTION                            SHARES HELD    MARKET VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6%

FOOD & BEVERAGE--9.5%
    Diageo plc (Great Britain)                Beverages, Wines, & Spirits
                                                Manufacturer                           2,656,000      27,938,248
    Lotte Chilsung Beverage
      Co., Ltd. (Korea), (d)                  Soft Drinks, Juices, & Sport
                                                Drinks Manufacturer                       93,000      18,400,307
    Fomento Economico
      Mexicano, S.A. de C.V.
      (Mexico), (b)                           Soft Drink & Beer Manufacturer             549,400      15,641,418
    Quilmes Industrial S.A.
      (Argentina), (b)                        Brewer                                     455,500       5,238,250
    Lotte Confectionery Co.,
      Ltd. (Korea)                            Confection Manufacturer                     20,670       3,249,501
                                                                                                    -------------
                                                                                                      70,467,724
APPAREL--3.2%
    Fila Holding S.p.A.
      (Italy), (a)(b)(d)                      Athletic Footwear & Apparel              5,976,960    $ 23,967,610

RETAIL--5.7%
    Somerfield plc
      (Great Britain)                         Food Retailer                           20,257,000    $ 26,579,378
    Giordano International
      Limited (Hong Kong)                     Pacific Rim Clothing Retailer
                                                & Manufacturer                        32,491,000      14,788,518
    Swatch Group AG
      (Switzerland)                           Watch Manufacturer & Retailer               15,400       1,113,322
                                                                                                    -------------
                                                                                                      42,481,218
HOME FURNISHINGS--3.8%
    Hunter Douglas N.V.
      (Netherlands)                           Window Coverings Manufacturer            1,277,484    $ 27,901,777

OTHER CONSUMER GOODS & SERVICES--0.2%
    Shimano Inc. (Japan)                      Bicycle Components Manufacturer            140,100    $  1,764,031

BANK & THRIFTS--11.2%
    Banca Popolare di Verona
      (Italy)                                 Commercial Banking                       2,781,000    $ 24,194,911
    Banco Latinoamericano
      de Exportaciones, S.A.,
      Class E (Panama), (b)                   Latin American Trade Bank                  515,400      14,972,370
    Uniao de Bancos Brasileiros
      S.A. (Brazil), (c)                      Commercial Banking                         863,500      12,520,750


NAME                                          DESCRIPTION                           SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6% (CONT.)

BANK & THRIFTS--11.2% (CONT.)
    BNP Paribas SA (France)                   Commercial Banking                         153,000    $ 12,503,538
    Kookmin Bank (Korea)                      Commercial Banking                         430,000       5,309,049
    United Overseas Bank
      Limited, Foreign
      Shares (Singapore)                      Commercial Banking                         888,968       4,829,571
    Svenska Handelsbanken
      AB (Sweden)                             Commercial Banking                         362,700       4,704,566
    Bank of Ireland (Ireland)                 Commercial Banking                         461,035       3,650,214
                                                                                                    -------------
                                                                                                      82,684,969
OTHER FINANCIAL--2.7%
    Daiwa Securities Group
      Inc. (Japan)                            Stock Broker                             2,870,000    $ 19,886,082

HOTELS & MOTELS--1.7%
    Mandarin Oriental
      International Limited
      (Singapore)                             Hotel Management                        33,050,400    $ 12,724,404

HUMAN RESOURCES--2.2%
    Michael Page International
      plc (Great Britain)                     Recruitment Consultancy
                                                Services                              10,271,000    $ 16,383,396

MARKETING SERVICES--2.8%
    Aegis Group plc
      (Great Britain)                         Media Services                           9,686,000    $ 10,929,098
    Cordiant Communications
      Group plc
      (Great Britain)                         Advertising and Media Services          10,740,070       9,473,704
                                                                                                    -------------
                                                                                                      20,402,802
COMPUTER SERVICES--2.8%
    Meitec Corporation
      (Japan)                                 Software Engineering Services              805,000    $ 20,933,645

TELECOMMUNICATIONS--2.1%
    SK Telecom Co., Ltd.
      (Korea)                                 Mobile Telecommunications                   39,620    $  6,319,755
    Telemig Celular
      Participacoes S.A.
      (Brazil)                                Mobile Telecommunications            2,293,200,000       3,689,024


NAME                                          DESCRIPTION                           SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6% (CONT.)

TELECOMMUNICATIONS--2.1% (CONT.)
    Panafon Hellenic
      Telecom S.A. (Greece)                   Mobile Telecommunications                  795,000    $  3,154,414
    NTT DoCoMo, Inc. (Japan)                  Mobile Telecommunications                      158       2,133,881
                                                                                                    -------------
                                                                                                      15,297,074
BROADCASTING & CABLE TV--2.4%
    Tokyo Broadcasting
      System, Inc. (Japan)                    Television & Radio Broadcasting            559,000    $  9,823,882
    Grupo Televisa S.A.
      (Mexico), (a)(b)                        Television Production &
                                                Broadcasting                             283,500       8,136,450
                                                                                                    -------------
                                                                                                      17,960,332
PUBLISHING--7.5%
    Wolters Kluwer NV
      (Netherlands)                           Reference Material Publisher             1,024,000    $ 22,682,226
    Independent News &
      Media PLC (Ireland)                     Newspaper Publisher                     11,559,273      17,252,002
    John Fairfax Holdings
      Limited (Australia)                     Newspaper Publisher                      9,874,500      15,385,931
    N.V. Holdingmaatschappij
      De Telegraaf
      (Netherlands)                           Newspaper Publisher                         14,562         211,372
                                                                                                    -------------
                                                                                                      55,531,531
PHARMACEUTICALS--1.1%
    GlaxoSmithKline plc
      (Great Britain)                         Pharmaceuticals                            292,000    $  8,216,488

MEDICAL PRODUCTS--2.7%
    Gambro AB, Class A
      (Sweden)                                Manufacturer of Dialysis Procucts        3,478,000    $ 20,032,123

AUTOMOTIVE--4.2%
    Compagnie Generale des
      Establissements
      Michelin (France)                       Tire Manufacturer                          632,000    $ 16,650,635
    Autoliv, Inc (Sweden)                     Automotive Safety Systems
                                                Manufacturer                             955,000      14,578,514
                                                                                                    -------------
                                                                                                      31,229,149
AEROSPACE--2.2%
    Rolls-Royce plc
      (Great Britain)                         Aviation & Marine Power                  8,402,702    $ 16,151,844


NAME                                          DESCRIPTION                           SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6% (CONT.)

AIRPORT MAINTENANCE--0.3%
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico), (a)(b)                        Airport Operator                           242,000    $  2,274,800

INSTRUMENTS--1.7%
    Orbotech, Ltd. (Israel), (a)              Optical Inspection Systems                 685,700    $ 12,925,445

MACHINERY & INDUSTRIAL PROCESSING--3.8%
    Metso Corporation
      (Finland)                               Paper & Pulp Machinery                   3,458,100    $ 27,882,802

BUILDING MATERIALS & CONSTRUCTION--2.8%
    Kumkang Korea Chemical
      Co., Ltd. (Korea)                       Building Materials                         377,840    $ 20,601,552

CHEMICALS--7.0%
    Givaudan (Switzerland), (a)               Fragrance & Flavor Compound
                                                Manufacturer                              98,050    $ 29,504,665
    Akzo Nobel N.V.
      (Netherlands)                           Chemical Producer                          305,000      12,432,144
    Nufarm Limited
      (Australia), (d)                        Agricultural & Industrial Chemical
                                                Producer                               7,934,143       9,811,562
                                                                                                    -------------
                                                                                                      51,748,371
OTHER INDUSTRIAL GOODS & SERVICES--9.9%
    Enodis plc
      (Great Britain), (d)                    Food Processing Equipment               23,244,700    $ 26,655,081
    Kone Corporation,
      Class B (Finland)                       Elevators                                  350,980      23,316,876
    Chargeurs SA (France), (d)                Wool, Textile Production & Trading         350,067      20,866,885
    FKI plc (Great Britain)                   Industrial Manufacturing                 1,236,315       2,585,490
                                                                                                    -------------
                                                                                                      73,424,332
STEEL--0.9%
    SSAB Svenskt Stal AB,
      Series A (Sweden)                       Steel Producer                             934,520    $  6,695,335

DIVERSIFIED CONGLOMERATES--0.2%
    First Pacific Company Ltd.
      (Hong Kong)                             Diversified Operations                  10,436,000    $  1,257,752

    TOTAL COMMON STOCKS (COST: $863,251,267)                                                         700,826,588


NAME                                          DESCRIPTION                            PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.9%

COMMERCIAL PAPER--2.7%
    General Electric Capital Corporation, 3.25% due 10/1/2001                      $  20,000,000    $ 20,000,000

    TOTAL COMMERCIAL PAPER (COST: $20,000,000)                                                        20,000,000

REPURCHASE AGREEMENTS--2.2%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $15,935,049, collateralized by
      U.S. Treasury Bonds                                                          $  15,931,000    $ 15,931,000

    TOTAL REPURCHASE AGREEMENTS (COST: $15,931,000)                                                   15,931,000

    TOTAL SHORT TERM INVESTMENTS (COST: $35,931,000)                                                  35,931,000

    Total Investments (Cost $899,182,267) - 99.5% (e)                                               $736,757,588
    Foreign Currencies (Proceeds $3,051,361) - 0.4%                                                    3,037,758
    Other Assets In Excess Of Other Liabilities - 0.1% (f)                                               681,578
                                                                                                    -------------
    TOTAL NET ASSETS --100%                                                                         $740,476,924
                                                                                                    =============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a Global Depository Receipt.
(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(e) At September 30, 2001, net unrealized depreciation of $162,438,282, for federal income tax purposes, consisted of gross unrealized appreciation of $69,531,993 and gross unrealized depreciation of $231,970,275.
(f) Includes transaction hedges.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5%

FOOD & BEVERAGE--12.2%
    Hite Brewery Co., Ltd.       Brewer
      (Korea)                                                             93,400        $   3,330,598
    Baron De Ley, S.A.           Wines & Spirits Manufacturer
      (Spain), (a)                                                       167,985            3,210,369
    Campari Group (Italy), (a)   Soft Drinks, Wines, & Spirits
                                   Producer                               92,500            2,293,894
    Mikuni Coca-Cola             Soft Drink Manufacturer
      Bottling Co., Ltd.
      (Japan)                                                            219,000            2,162,260
    Alaska Milk Corporation      Milk Producer
      (Philippines), (c)                                              49,394,000            1,962,293
    Grupo Continental,           Soft Drink Manufacturer
      S.A. (Mexico)                                                    1,237,000            1,495,375
                                                                                        -------------
                                                                                           14,454,789

APPAREL--1.7%
    Kingmaker Footwear           Athletic Footwear Manufacturer
      Holdings Limited
      (Hong Kong)                                                     10,527,000        $   2,024,553

RETAIL--9.2%
    Carpetright plc              Carpet Retailer
      (Great Britain)                                                    307,000        $   2,173,182
    Signet Group plc             Jewelry Retailer
      (Great Britain)                                                  1,948,000            1,754,109
    House of Fraser Plc          Department Store
      (Great Britain)                                                  1,542,000            1,700,228
    Dairy Farm International     Supermarket Chain
      Holdings Limited
      (Singapore), (a)                                                 2,502,000            1,513,710
    Jusco Stores (Hong Kong)     Department Stores
      Co., Limited (Hong Kong)                                         5,486,000            1,202,777
    Harvey Nichols plc           High Fashion Clothing Retailer
      (Great Britain)                                                    356,400              885,495
    Dickson Concepts             Jewelry Wholesaler & Retailer
      (International) Limited
      (HongKong)                                                       3,587,000              717,446
    Bulgari S.p.A. (Italy)       Jewelry Manufacturer & Retailer          79,000              586,654
    Denny's Japan Co., Ltd.      Restaurant Chain
      (Japan)                                                             29,000              444,937
                                                                                        -------------
                                                                                           10,978,538

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

HOME FURNISHINGS--2.0%
    Industrie Natuzzi S.p.A.     Home Furniture Manufacturer
      (Italy), (b)                                                       216,500        $   2,370,675

OFFICE EQUIPMENT--2.4%
    Neopost SA (France), (a)     Mailroom Equipment Supplier             114,300        $   2,912,523

OTHER CONSUMER GOODS & SERVICES--2.2%
    Royal Doulton PLC            Tableware & Giftware
      (Great Britain), (a)(c)                                          4,387,000        $   1,418,900
    Ilshin Spinning Co., Ltd.    Fabric & Yarn Manufacturer
      (Korea)                                                             44,550            1,233,324
                                                                                        -------------
                                                                                            2,652,224

INSURANCE--2.9%
    IPC Holdings, Ltd.           Reinsurance Provider
      (Bermuda)                                                           87,700        $   1,999,560
    Hannover                     Reinsurance Servies
      Rueckversicherungs-AG
      (Germany)                                                           27,800            1,487,604
                                                                                        -------------
                                                                                            3,487,164

OTHER FINANCIAL--3.9%
    Ichiyoshi Securities Co.,    Stock Broker
      Ltd. (Japan)                                                       902,000        $   2,890,395
    JCG Holdings Limited         Consumer Finance
      (Hong Kong)                                                      3,321,000            1,798,990
                                                                                        -------------
                                                                                            4,689,385

HOTELS & MOTELS--3.5%
    Jarvis Hotels plc            Hotel Operator
      (Great Britain)                                                  2,886,000        $   4,200,423

HUMAN RESOURCES--3.8%
    United Services Group        Temporary Staffing Services
      NV (Netherlands)                                                   169,000        $   2,422,325
    Creyf's NV (Belgium)         Temporary Staffing Services             146,500            2,053,163
                                                                                        -------------
                                                                                            4,475,488

MARKETING SERVICES--4.1%
    Asatsu-DK Inc. (Japan)       Advertising Services Provider           207,000        $   4,862,008

COMPUTER SOFTWARE--2.6%
    Enix Corporation (Japan)     Entertainment Software                  173,100        $   3,078,366

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

COMPUTER SYSTEMS--2.1%
    Lectra (France), (a)         Manufacturing Process Systems           858,412        $   2,499,833

BROADCASTING & CABLE TV--0.7%
    Ulster Television plc        Television Operator
      (Great Britain)                                                    185,500        $     586,332
    ABS-CBN Broadcasting         Television & Broadcasting Operator
      Corporation
      (Philippines)                                                      685,000              303,481
                                                                                        -------------
                                                                                              889,813

PUBLISHING--4.2%
    Matichon Public              Newspaper Publisher
      Company Limited,
      Foreign Shares
      (Thailand), (c)                                                  2,039,500        $   2,292,088
    Edipresse S.A.               Newspaper & Magazine Publisher
      (Switzerland)                                                        6,950            1,610,387
    VLT AB, Class B (Sweden)     Newspaper Publisher                     153,450            1,049,088
                                                                                        -------------
                                                                                            4,951,563

PRINTING--0.9%
    Hung Hing Printing           Printing Company
      Group Limited
      (Hong Kong)                                                      3,085,000        $   1,087,730

AUTOMOBILES--3.6%
    Ducati Motor Holding         Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                              3,457,200        $   4,247,403

TRANSPORTATION SERVICES--3.0%
    Mainfreight Limited          Logistics Services
      (New Zealand), (c)                                               3,993,551        $   1,997,983
    DelGro Corporation           Bus, Taxi, & Car Leasing
      Limited (Singapore)                                              1,066,000            1,562,457
                                                                                        -------------
                                                                                            3,560,440

AIRPORT MAINTENANCE--3.1%
    Kobenhavns Lufthavne         Airport Management & Operations
      A/S (Copnehagen
      Airports A/S)
      (Denmark)                                                           50,200        $   2,457,051

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

    Grupo Aeroportuario          Airport Operator
      del Sureste S.A. de C.V.
      (Mexico), (a)(b)                                                   124,900            1,174,060
                                                                                        -------------
                                                                                            3,631,111

INSTRUMENTS--1.1%

    Halma plc (Great Britain)    Detection Systems Producer              521,000        $   1,072,327
    Vaisala Oyj, Class A         Atmospheric Observation Equipment
      (Finland)                                                           11,200              265,006
                                                                                        -------------
                                                                                            1,337,333

MACHINERY & INDUSTRIAL PROCESSING--3.0%
    Pfeiffer Vacuum              Vacuum Pump Manufacturer
      Technology AG
      (Germany)                                                           76,500        $   2,043,312
    ASM Pacific Technology       Semiconductor Machinery
      Limited (Hong Kong)                                              1,282,500            1,488,124
                                                                                        -------------
                                                                                            3,531,436

BUILDING MATERIALS & CONSTRUCTION--4.6%
    Fletcher Building Limited    Building Materials Manufacturer
      (New Zealand)                                                    3,224,000        $   3,409,541
    Grafton Group plc            Building Materials Distributor
      (Ireland)                                                          723,000            2,006,796
                                                                                        -------------
                                                                                            5,416,337

CHEMICALS--2.4%
    Taiyo Ink Mfg. Co., Ltd.     Manufacturer of Resist Inks
      (Japan)                                                            117,800        $   2,885,463

PRODUCTION EQUIPMENT--4.1%
    Interpump Group              Pump and Piston Manufacturer
      S.p.A. (Italy)                                                     737,500        $   2,563,838
    NSC Groupe (France)          Textile Equipment Manufacturer           17,466            1,438,491
    Krones AG (Germany)          Production Machinery Manufacturer        29,300              919,924
                                                                                        -------------
                                                                                            4,922,253

OTHER INDUSTRIAL GOODS & SERVICES--3.0%
    GFI Industries SA (France)   Industrial Fastener Manufacturer        166,000        $   2,432,199
    Coats plc (Great Britain)    Textile Manufacturer                  1,460,000            1,105,405
                                                                                        -------------
                                                                                            3,537,604

                                                                    SHARES HELD/
                                 DESCRIPTION                           PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

DIVERSIFIED CONGLOMERATES--7.2%
    Pacific Dunlop Limited       Diversified Manufacturer
      (Australia)                                                     11,014,626        $   3,922,838
    Haw Par Corporation          Healthcare & Leisure Products
      Limited (Singapore)                                                903,000            1,696,590
    Jardine Strategic Holdings   Diversified Operations
      Limited (Bermuda)                                                  340,700              810,866
    Tae Young Corp. (Korea)      Heavy Construction                      106,600            2,117,285
                                                                                        -------------
                                                                                            8,547,579

    TOTAL COMMON STOCKS (COST: $130,902,511)                                              111,232,034

SHORT TERM INVESTMENTS--6.6%

COMMERCIAL PAPER--3.4%
    General Electric Capital Corporation, 3.25% due 10/1/2001         $4,000,000        $   4,000,000

    TOTAL COMMERCIAL PAPER (COST: $4,000,000)                                               4,000,000

REPURCHASE AGREEMENTS--3.2%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $3,836,975, collateralized by
      U.S. Treasury Bonds                                             $3,836,000        $   3,836,000

    TOTAL REPURCHASE AGREEMENTS (COST: $3,836,000)                                          3,836,000

    TOTAL SHORT TERM INVESTMENTS (COST: $7,836,000)                                         7,836,000

    Total Investments (Cost $138,738,511)--100.1% (d)                                   $ 119,068,034
    Foreign Currencies (Proceeds $7,841)--(0.0)%                                                7,749
    Other Liabilities In Excess Of Other Assets--(0.1)% (e)                                  (168,031)
                                                                                        -------------

    TOTAL NET ASSETS--100%                                                              $ 118,907,752
                                                                                        =============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At September 30, 2001, net unrealized depreciation of $19,670,569 for federal income tax purposes, consisted of gross unrealized appreciation of $7,333,336 and gross unrealized depreciation of $27,003,905.
(e) Includes transaction hedges.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF ASSETS AND LIABILITIES--SEPTEMBER 30, 2001


                                                                                            THE OAKMARK             THE OAKMARK
                                                                 THE OAKMARK FUND           SELECT FUND            SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                            $ 3,028,216,950         $ 4,172,964,280         $   257,747,655
                                                               (cost: 2,870,723,403)   (cost: 3,421,678,197)     (cost: 264,716,479)
   Cash                                                                          45                     518                      83
   Foreign currency, at value                                                     0                       0                       0
                                                                           (cost: 0)               (cost: 0)               (cost: 0)
   Receivable for:
     Securities sold                                                     88,230,109              17,323,567               6,525,606
     Fund shares sold                                                    11,162,232              14,378,904               1,269,441
     Dividends and interest                                               4,921,945               2,533,189                  88,015
                                                                    ---------------         ---------------         ---------------
   Total receivables                                                    104,314,286              34,235,660               7,883,062
   Other Assets                                                             165,445                  38,625                  20,224
                                                                    ---------------         ---------------         ---------------
   Total assets                                                     $ 3,132,696,726         $ 4,207,239,083         $   265,651,024


LIABILITIES AND NET ASSETS
   Options sold, at fair value                                      $             0         $             0         $             0
                                                              (premiums received: 0)  (premiums received: 0)  (premiums received: 0)
   Cash overdraft                                                                 0                       0                       0
   Payable for:
     Securities purchased                                                15,867,552               2,197,533                       0
     Fund shares redeemed                                                 3,939,245               3,552,515                 580,018
     Due to advisor                                                       2,735,792               3,322,104                 257,615
     Other                                                                  925,634               1,426,100                 201,186
                                                                    ---------------         ---------------         ---------------
   Total liabilities                                                     23,468,223              10,498,252               1,038,819
                                                                    ---------------         ---------------         ---------------
   Net assets applicable to fund shares outstanding                 $ 3,109,228,503         $ 4,196,740,831         $   264,612,205
                                                                    ===============         ===============         ===============
   Fund shares outstanding                                               97,136,566             166,547,439              18,163,572
                                                                    ===============         ===============         ===============


ANALYSIS OF NET ASSETS
   Paid in capital                                                  $ 3,095,658,945         $ 3,484,448,155         $   271,605,643
   Accumulated undistributed net realized gain (loss) of
     investments, forward contracts and foreign currency
     exchange transactions                                             (162,913,058)            (46,951,440)                (24,614)
   Net unrealized appreciation (depreciation) of investments            157,493,547             751,286,083              (6,968,824)
   Net unrealized appreciation (depreciation)--other                              0                       0                       0
   Accumulated undistributed net investment income (loss)                18,989,069               7,958,033                       0
                                                                    ---------------         ---------------         ---------------
   Net assets applicable to Fund shares outstanding                 $ 3,109,228,503         $ 4,196,740,831         $   264,612,205
                                                                    ===============         ===============         ===============


PRICE OF SHARES
   Net asset value per share: Class I                               $         32.01         $         25.20         $         14.57
     Class I--Net assets                                            $ 3,109,120,815         $ 4,161,366,347         $   264,612,205
     Class I--Shares outstanding                                         97,133,198             165,134,650              18,163,572
   Net asset value per share: Class II                              $         31.97         $         25.10
     Class II--Net assets                                           $       107,688         $    35,374,484
     Class II--Shares outstanding                                             3,368               1,409,314


                                                               THE OAKMARK EQUITY             THE OAKMARK
                                                                 AND INCOME FUND              GLOBAL FUND
------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                            $   630,746,981               $    47,985,708
                                                                 (cost: 628,940,601)            (cost: 50,625,336)
   Cash                                                                         189                           512
   Foreign currency, at value                                                     0                             7
                                                                           (cost: 0)                     (cost: 7)
   Receivable for:
     Securities sold                                                     20,633,736                       777,574
     Fund shares sold                                                     9,548,344                       143,994
     Dividends and interest                                               3,560,729                        41,915
                                                                    ---------------               ---------------
   Total receivables                                                     33,742,809                       963,483
   Other Assets                                                               2,385                        24,771
                                                                    ---------------               ---------------
   Total assets                                                     $   664,492,364               $    48,974,481


LIABILITIES AND NET ASSETS
   Options sold, at fair value                                      $             0               $        69,250
                                                              (premiums received: 0)  (premiums received: 141,020)
   Cash overdraft                                                                 0                             0
   Payable for:
     Securities purchased                                                40,150,021                       363,626
     Fund shares redeemed                                                   273,507                       152,879
     Due to advisor                                                         378,821                        47,943
     Other                                                                  333,617                       136,772
                                                                    ---------------               ---------------
   Total liabilities                                                     41,135,967                       770,470
                                                                    ---------------               ---------------
   Net assets applicable to fund shares outstanding                 $   623,356,396               $    48,204,011
                                                                    ===============               ===============
   Fund shares outstanding                                               35,725,297                     4,449,792
                                                                    ===============               ===============


ANALYSIS OF NET ASSETS
   Paid in capital                                                  $   614,648,633               $   49,569,174
   Accumulated undistributed net realized gain (loss) of
     investments, forward contracts and foreign currency
     exchange transactions                                                1,896,893                     1,361,553
   Net unrealized appreciation (depreciation) of investments              1,806,380                    (2,567,858)
   Net unrealized appreciation (depreciation)--other                              0                           185
   Accumulated undistributed net investment income (loss)                 5,004,490                      (159,043)
                                                                    ---------------               ---------------
   Net assets applicable to Fund shares outstanding                 $   623,356,396               $    48,204,011
                                                                    ===============               ===============


PRICE OF SHARES
   Net asset value per share: Class I                               $         17.45               $         10.83
     Class I--Net assets                                            $   620,066,215               $    48,204,011
     Class I--Shares outstanding                                         35,536,256                     4,449,792
   Net asset value per share: Class II                              $         17.40
     Class II--Net assets                                           $     3,290,181
     Class II--Shares outstanding                                           189,041


                                                                                            THE OAKMARK
                                                                  THE OAKMARK              INTERNATIONAL
                                                               INTERNATIONAL FUND         SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                            $   736,757,588          $   119,068,034
                                                                 (cost: 899,182,267)      (cost: 138,738,511)
   Cash                                                                           0                      224
   Foreign currency, at value                                             3,037,758                    7,749
                                                                   (cost: 3,051,361)            (cost: 7,841)
   Receivable for:
     Securities sold                                                      7,753,065                  272,134
     Fund shares sold                                                     1,923,427                3,162,341
     Dividends and interest                                               2,356,226                  278,127
                                                                    ---------------          ---------------
   Total receivables                                                     12,032,718                3,712,602
   Other Assets                                                              53,328                    3,123
                                                                    ---------------          ---------------
   Total assets                                                     $   751,881,392          $   122,791,732


LIABILITIES AND NET ASSETS
   Options sold, at fair value                                      $             0          $             0
                                                              (premiums received: 0)   (premiums received: 0)
   Cash overdraft                                                             7,280                        0
   Payable for:
     Securities purchased                                                 9,621,892                3,475,117
     Fund shares redeemed                                                   394,479                   45,307
     Due to advisor                                                         728,601                  128,642
     Other                                                                  652,216                  234,914
                                                                    ---------------          ---------------
   Total liabilities                                                     11,404,468                3,883,980
                                                                    ---------------          ---------------
   Net assets applicable to fund shares outstanding                 $   740,476,924          $   118,907,752
                                                                    ===============          ===============
   Fund shares outstanding                                               59,168,878               11,894,824
                                                                    ===============          ===============


ANALYSIS OF NET ASSETS
   Paid in capital                                                  $   907,829,486          $   135,724,166
   Accumulated undistributed net realized gain (loss) of
     investments, forward contracts and foreign currency
     exchange transactions                                              (14,827,551)                 928,412
   Net unrealized appreciation (depreciation) of investments           (162,438,282)             (19,670,569)
   Net unrealized appreciation (depreciation)--other                        (10,657)                   2,768
   Accumulated undistributed net investment income (loss)                 9,923,928                1,922,975
                                                                    ---------------          ---------------
   Net assets applicable to Fund shares outstanding                 $   740,476,924          $   118,907,752
                                                                    ===============          ===============


PRICE OF SHARES
   Net asset value per share: Class I                               $         12.51          $         10.00
     Class I--Net assets                                            $   738,536,696          $   118,870,993
     Class I--Shares outstanding                                         59,013,340               11,891,136
   Net asset value per share: Class II                              $         12.47          $          9.97
     Class II--Net assets                                           $     1,940,228          $        36,759
     Class II--Shares outstanding                                           155,538                    3,688


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS--SEPTEMBER 30, 2001

                                                                                                               THE OAKMARK
                                                               THE OAKMARK              THE OAKMARK             SMALL CAP
                                                                   FUND                 SELECT FUND                FUND
INVESTMENT INCOME:
   Dividends                                                  $  39,013,317            $  29,342,773          $   1,541,906
   Interest Income                                               10,547,765               12,868,682                936,378
   Other Income                                                     480,819                      250                      0
   Foreign taxes (withheld) rebated                                       0                        0                      0
                                                              -------------            -------------          -------------
     Total investment income                                     50,041,901               42,211,705              2,478,284


EXPENSES:

   Investment advisory fee                                       25,662,135               27,774,016              2,490,470
   Transfer and dividend disbursing agent fees                    1,672,623                1,102,906                195,952
   Other shareholder servicing fees                               1,345,487                2,676,981                149,645
   Service Fee--Class II                                                 68                   47,698                      0
   Reports to shareholders                                          961,814                  812,175                115,271
   Custody and accounting fees                                      320,261                  384,591                 73,162
   Registration and blue sky expenses                               253,289                  774,324                 38,971
   Trustee fees                                                     219,167                  196,659                 74,580
   Legal fees                                                        38,604                   43,590                 12,807
   Audit fees                                                        23,691                   22,452                 18,452
   Other                                                            150,144                  168,330                 21,003
                                                              -------------            -------------          -------------
     Total expenses                                              30,647,283               34,003,722              3,190,313
     Expense reimbursement                                                0                        0                      0
     Expense offset arrangements                                    (21,424)                 (16,667)                (1,392)
                                                              -------------            -------------          -------------
   Net expenses                                                  30,625,859               33,987,055              3,188,921


Net Investment Income (loss):                                    19,416,042                8,224,650               (710,637)


NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:

   Net realized gain (loss) on investments                      195,984,944              (46,951,440)             1,334,090
   Net realized gain (loss) on foreign currency transactions              0                        0                      0
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                         126,130,060              564,071,103            (10,475,705)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                          0                        0                      0
   Net change in appreciation (depreciation)--other                       0                        0                      0


Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:                322,115,004              517,119,663             (9,141,615)
                                                              -------------            -------------          -------------

Net increase (decrease) in net assets resulting from
  operations                                                  $ 341,531,046            $ 525,344,313          $  (9,852,252)
                                                              =============            =============          =============

                                                               THE OAKMARK      THE OAKMARK        THE OAKMARK        THE OAKMARK
                                                               EQUITY AND          GLOBAL         INTERNATIONAL      INTERNATIONAL
                                                               INCOME FUND          FUND              FUND          SMALL CAP FUND

INVESTMENT INCOME:
   Dividends                                                  $   2,595,485    $     641,990    $     22,873,826    $    3,756,393
   Interest Income                                                4,833,457          119,411           1,621,223           214,576
   Other Income                                                       1,544              187                 841            98,660
   Foreign taxes (withheld) rebated                                  22,297          (70,706)         (2,299,513)         (473,009)
                                                              -------------    -------------    ----------------    --------------
     Total investment income                                      7,452,783          690,882          22,196,377         3,596,620


EXPENSES:

   Investment advisory fee                                        1,591,905          387,377           8,269,717         1,238,024
   Transfer and dividend disbursing agent fees                       97,008           42,032             409,713            69,273
   Other shareholder servicing fees                                 207,337           17,818             491,219            56,049
   Service Fee--Class II                                              3,503                0               1,258                64
   Reports to shareholders                                           55,727           24,858             338,781            45,069
   Custody and accounting fees                                       89,154           81,658             922,824           197,605
   Registration and blue sky expenses                               241,639           59,642              54,706            35,792
   Trustee fees                                                      66,126           59,840             104,854            62,968
   Legal fees                                                        11,396            9,899              19,739            10,636
   Audit fees                                                        18,452           23,751              22,685            25,841
   Other                                                             15,110            5,494              54,115            12,025
                                                              -------------    -------------    ----------------    --------------
     Total expenses                                               2,397,357          712,369          10,689,611         1,753,346
     Expense reimbursement                                                0          (20,815)                  0                 0
     Expense offset arrangements                                       (448)            (617)             (2,145)             (944)
                                                              -------------    -------------    ----------------    --------------
   Net expenses                                                   2,396,909          690,937          10,687,466         1,752,402


Net Investment Income (loss):                                     5,055,874              (55)         11,508,911         1,844,218


NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:

   Net realized gain (loss) on investments                        1,909,621        1,479,943         (13,334,222)        1,136,757
   Net realized gain (loss) on foreign currency transactions           (518)          71,444           2,323,657           591,541
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                          (5,101,055)      (4,901,265)       (118,037,625)      (12,360,111)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                          0          (76,462)         (2,048,003)         (289,441)
   Net change in appreciation (depreciation)--other                       0            1,700             169,583            28,453


Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:                 (3,191,952)      (3,424,640)       (130,926,610)      (10,892,801)
                                                              -------------    -------------    ----------------    --------------

Net increase (decrease) in net assets resulting from
  operations                                                  $   1,863,922    $  (3,424,695)   $   (119,417,699)   $   (9,048,583)
                                                              =============    =============    ================    ==============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2001

                                                                             THE OAKMARK FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $    19,416,042            $    39,618,068
   Net realized gain (loss) on investments                          195,984,944               (358,898,002)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             126,130,060               (135,635,885)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            341,531,046               (454,915,819)


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                            (28,565,025)               (32,700,105)
   Net realized short-term gain                                               0               (100,782,239)
   Net realized long-term gain                                                0               (487,248,675)
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                               (28,565,025)              (620,731,019)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                             1,499,450,622                290,642,873
   Proceeds from shares sold--Class II                                  122,635                          0
   Reinvestment of dividends and capital gain distributions          27,842,716                603,462,527
   Payments for shares redeemed, net of fees--Class I              (769,874,783)            (2,552,562,124)
   Payments for shares redeemed, net of fees--Class II                   (7,515)                         0
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             757,533,675             (1,658,456,724)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           1,070,499,696             (2,734,103,562)
   NET ASSETS:
   Beginning of period                                            2,038,728,807              4,772,832,369
                                                                ---------------            ---------------
   End of period                                                $ 3,109,228,503            $ 2,038,728,807
                                                                ===============            ===============
   Undistributed net investment income                          $    18,989,069            $    38,561,304
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.3872            $        0.2632
    Net realized short-term gain                                              0                     0.8111
    Net realized long-term gain                                               0                     3.9217
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        0.3872            $        4.9960
                                                                ===============            ===============

                                                                         THE OAKMARK SELECT FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $     8,224,650            $    12,054,873
   Net realized gain (loss) on investments                          (46,951,440)               161,052,611
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             564,071,103                159,978,754
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            525,344,313                333,086,238


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                    (7,393,194)               (14,709,648)
   Net investment income--Class II                                      (21,608)                         0
   Net realized short-term gain                                     (23,966,532)                (8,341,169)
   Net realized long-term gain                                      (93,492,833)              (268,872,301)
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                              (124,874,167)              (291,923,118)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                             2,438,122,791                628,490,960
   Proceeds from shares sold--Class II                               33,209,296                  7,021,801
   Reinvestment of dividends and capital gain distributions         121,465,993                287,179,516
   Payments for shares redeemed, net of fees--Class I              (569,095,434)              (823,014,435)
   Payments for shares redeemed, net of fees--Class II               (6,168,435)                (1,013,300)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                           2,017,534,211                 98,664,542
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           2,418,004,357                139,827,662
   NET ASSETS:
   Beginning of period                                            1,778,736,474              1,638,908,812
                                                                ---------------            ---------------
   End of period                                                $ 4,196,740,831            $ 1,778,736,474
                                                                ===============            ===============
   Undistributed net investment income                          $     7,958,033            $     8,584,306
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.0861            $        0.1972
    Net realized short-term gain                                         0.2779                     0.1118
    Net realized long-term gain                                          1.0832                     3.6040
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        1.4472            $        3.9130
                                                                ===============            ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                THE OAKMARK
                                                                               SMALL CAP FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                                 $      (710,637)           $    (1,173,696)
   Net realized gain (loss) on investments                            1,334,090                 25,233,378
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             (10,475,705)               (12,748,906)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             (9,852,252)                11,310,776


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                      0                          0
   Net realized short-term gain                                               0                          0
   Net realized long-term gain                                       (8,165,109)                         0
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                (8,165,109)                         0


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                        133,704,823                 51,615,294
   Reinvestment of dividends and capital gain distributions           8,045,937                          0
   Payments for shares redeemed, net of fees                       (107,824,806)              (251,361,737)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                              33,925,954               (199,746,443)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              15,908,593               (188,435,667)
   NET ASSETS:
   Beginning of period                                              248,703,612                437,139,279
                                                                ---------------            ---------------
   End of period                                                $   264,612,205            $   248,703,612
                                                                ===============            ===============
   Undistributed net investment income                          $             0            $             0
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $             0            $             0
    Net realized short-term gain                                              0                          0
    Net realized long-term gain                                          0.5102                          0
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        0.5102            $             0
                                                                ===============            ===============

                                                                              THE OAKMARK
                                                                         EQUITY AND INCOME FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $     5,055,874            $     1,666,618
   Net realized gain (loss) on investments                            1,909,621                  4,310,645
   Net realized gain (loss) on foreign currency transactions               (518)                      (645)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                              (5,101,055)                 3,084,969
   Net change in unrealized appreciation
     (depreciation)--other                                                    0                        159
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              1,863,922                  9,061,746


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                      (897,529)                (1,718,499)
   Net investment income--Class II                                       (7,433)                         0
   Net realized short-term gain                                               0                          0
   Net realized long-term gain                                       (3,733,470)                (5,192,802)
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                (4,638,432)                (6,911,301)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                               682,515,057                 11,520,117
   Proceeds from shares sold--Class II                                2,887,484                    418,255
   Reinvestment of dividends and capital gain distributions           4,457,698                  6,650,712
   Payments for shares redeemed, net of fees--Class I              (118,553,446)               (26,121,233)
   Payments for shares redeemed, net of fees--Class II                 (111,704)                       (50)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             571,195,069                 (7,532,199)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             568,420,559                 (5,381,754)
   NET ASSETS:
   Beginning of period                                               54,935,837                 60,317,591
                                                                ---------------            ---------------
   End of period                                                $   623,356,396            $    54,935,837
                                                                ===============            ===============
   Undistributed net investment income                          $     5,004,490            $     1,007,663
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.2427            $        0.4509
    Net realized short-term gain                                              0                          0
    Net realized long-term gain                                          1.0013                     1.3625
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        1.2440            $        1.8134
                                                                ===============            ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                               THE OAKMARK
                                                                               GLOBAL FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $           (55)           $       146,742
   Net realized gain (loss) on investments                            1,479,943                     96,088
   Net realized gain (loss) on foreign currency transactions             71,444                    132,840
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                              (4,901,265)                 4,122,450
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                                (76,462)                    81,181
   Net change in unrealized appreciation
     (depreciation)--other                                                1,700                     (1,568)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             (3,424,695)                 4,577,733


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                               (435,138)                   (29,834)
   Net realized short-term gain                                         (92,927)                         0
   Net realized long-term gain                                          (37,007)                         0
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                  (565,072)                   (29,834)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                         42,948,303                 12,896,002
   Reinvestment of dividends and capital gain distributions             560,498                     28,883
   Payments for shares redeemed, net of fees                        (18,542,262)               (14,198,899)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                              24,966,539                 (1,274,014)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              20,976,772                  3,273,885
   NET ASSETS:
   Beginning of period                                               27,227,239                 23,953,354
                                                                ---------------            ---------------
   End of period                                                $    48,204,011            $    27,227,239
                                                                ===============            ===============
   Undistributed (Distribution in excess of) net
     investment income                                          $      (159,043)           $       280,910
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.1742            $        0.0098
    Net realized short-term gain                                         0.0372                          0
    Net realized long-term gain                                          0.0145                          0
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        0.2259            $        0.0098
                                                                ===============            ===============

                                                                               THE OAKMARK
                                                                            INTERNATIONAL FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $    11,508,911            $    14,664,615
   Net realized gain (loss) on investments                          (13,334,222)                60,562,992
   Net realized gain (loss) on foreign currency transactions          2,323,657                 10,609,055
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                            (118,037,625)                13,902,115
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                             (2,048,003)                 2,556,178
   Net change in unrealized appreciation
     (depreciation)--other                                              169,583                   (111,145)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           (119,417,699)               102,183,810


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                   (24,851,611)               (27,231,383)
   Net investment income--Class II                                       (3,245)                    (1,053)
   Net realized short-term gain                                     (16,422,539)                         0
   Net realized long-term gain                                       (8,281,127)                         0
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                               (49,558,522)               (27,232,436)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                               282,295,504                172,133,473
   Proceeds from shares sold--Class II                                2,588,328                    143,284
   Reinvestment of dividends and capital gain distributions          47,893,421                 26,258,587
   Payments for shares redeemed, net of fees--Class I              (205,510,100)              (302,066,042)
   Payments for shares redeemed, net of fees--Class II                 (327,974)                   (48,697)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             126,939,179               (103,579,395)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             (42,037,042)               (28,628,021)
   NET ASSETS:
   Beginning of period                                              782,513,966                811,141,987
                                                                ---------------            ---------------
   End of period                                                $   740,476,924            $   782,513,966
                                                                ===============            ===============
   Undistributed net investment income                          $     9,923,928            $    24,309,333
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.5074            $        0.4861
    Net realized short-term gain                                         0.3353                          0
    Net realized long-term gain                                          0.1690                          0
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        1.0117            $        0.4861
                                                                ===============            ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        THE OAKMARK INTERNATIONAL
                                                                              SMALL CAP FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $     1,844,218            $     2,268,614
   Net realized gain (loss) on investments                            1,136,757                  4,863,798
   Net realized gain (loss) on foreign currency transactions            591,541                    991,046
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             (12,360,111)               (13,182,275)
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                               (289,441)                   281,817
   Net change in unrealized appreciation
     (depreciation)--other                                               28,453                    (28,709)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             (9,048,583)                (4,805,709)


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                             (2,566,080)                (1,252,257)
   Net realized short-term gain                                               0                 (3,278,736)
   Net realized long-term gain                                       (3,663,064)                (3,226,904)
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                (6,229,144)                (7,757,897)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                72,931,617                 39,669,014
   Proceeds from shares sold--Class II                                   39,964                          0
   Reinvestment of dividends and capital gain distributions           6,071,794                  7,637,609
   Payments for shares redeemed, net of fees--Class I               (35,203,678)               (99,763,438)
   Payments for shares redeemed, net of fees--Class II                        0                          0
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                              43,839,697                (52,456,815)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              28,561,970                (65,020,421)
   NET ASSETS:
   Beginning of period                                               90,345,782                155,366,203
                                                                ---------------            ---------------
   End of period                                                $   118,907,752            $    90,345,782
                                                                ===============            ===============
   Undistributed net investment income                          $     1,922,975            $     2,967,277
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.3402            $        0.1135
    Net realized short-term gain                                              0                     0.2972
    Net realized long-term gain                                          0.4853                     0.2923
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        0.8255            $        0.7030
                                                                ===============            ===============

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE--

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of .25% of average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated between the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. At this time, expenses directly attributable to each class are transfer agent fees, service fees and other shareholder servicing fees.

SECURITY VALUATION--

Investments are stated at market value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Pricing Committees appointed by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS--

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At September 30, 2001, the Global, International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation (depreciation) - other includes the following components:

                                                                    INT'L
                                   GLOBAL     INTERNATIONAL       SMALL CAP
-----------------------------------------------------------------------------
Unrealized appreciation
   (depreciation) on
   dividends and dividend
   reclaims receivable              $ 145       $(21,490)         $  1,484

Unrealized appreciation
   (depreciation) on open
   securities purchases and
   sales                              216         42,322            23,584

Unrealized appreciation
   (depreciation) on transaction
   hedge purchases and sales         (195)       (31,702)          (22,432)

Unrealized appreciation
   (depreciation) on tax
   expense payable                     19            213               132
                                    -----       --------          --------
   Net Unrealized
     appreciation
     (depreciation) - Other         $ 185       $(10,657)         $  2,768
                                    =====       ========          ========

SECURITY TRANSACTIONS AND INVESTMENT INCOME--

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FORWARD FOREIGN CURRENCY CONTRACTS--

At September 30, 2001, Global, International and Int'l Small Cap had entered into forward foreign currency contracts under which they are obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

The Global Fund had the following outstanding contracts at September 30, 2001:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS SOLD         FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
                $ 9,642               1,132,825  Japanese Yen        October 2001            $(139)
                 15,929               1,875,678  Japanese Yen        October 2001             (195)
                 19,938               2,385,950  Japanese Yen        October 2001               77
                 22,502               2,689,869  Japanese Yen        October 2001               62
                                                                                             -----
                                                                                             $(195)
                                                                                             =====

The International Fund had the following outstanding contracts at September 30, 2001:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS SOLD         FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
             $  502,689                 803,046  Swiss Franc         October 2001         $ (6,492)
              1,564,498               1,696,301  Euro Currency       October 2001          (20,780)
                989,783                 671,039  Pound Sterling      October 2001           (3,255)
              1,503,916               1,019,396  Pound Sterling      October 2001           (5,251)
                482,036                 326,959  Pound Sterling      October 2001           (1,357)
                342,227                 232,255  Pound Sterling      October 2001             (778)
              1,239,855                 841,435  Pound Sterling      October 2001           (2,819)
                                                                                          --------
                                                                                          $(40,732)
                                                                                          ========

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS PURCHASED       FOREIGN CURRENCY SOLD        SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
             $  424,183                 459,919  Euro Currency       October 2001        $   5,634
                840,348                 911,143  Euro Currency       October 2001           11,162
              1,897,621               2,069,380  Euro Currency       October 2001           14,382
                 79,714                  87,626  Euro Currency       October 2001              (31)
              3,083,744              33,150,250  Swedish Krona       October 2001          (20,880)
              1,169,084              12,496,338  Swedish Krona       Ocotber 2001           (1,237)
                                                                                         ---------
                                                                                         $   9,030
                                                                                         =========

The Int'l Small Cap Fund had the following outstanding contracts at September 30, 2001:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS SOLD         FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
               $240,219               1,960,188  Danish Krone        October 2001          $  (364)
                147,682                 159,829  Euro Currency       October 2001           (2,230)
                325,067                 352,453  Euro Currency       October 2001           (4,318)
                112,228                 122,386  Euro Currency       October 2001             (851)
                535,857                 584,358  Euro Currency       October 2001           (4,061)
                759,196                 827,913  Euro Currency       October 2001           (5,754)
                238,739                 260,348  Euro Currency       October 2001           (1,809)
                 67,499                  74,199  Euro Currency       October 2001               26
                258,041                 175,097  Pound Sterling      October 2001             (622)
                301,313                 204,280  Pound Sterling      October 2001             (991)
                158,967                 107,884  Pound Sterling      October 2001             (361)
                155,223              18,277,482  Japanese Yen        October 2001           (1,901)
                 49,176               5,867,712  Japanese Yen        October 2001               45
                 25,520               3,045,078  Japanese Yen        October 2001               24
                100,716              12,039,531  Japanese Yen        October 2001              279
                 22,502               2,689,869  Japanese Yen        October 2001               62
                                                                                          --------
                                                                                          $(22,826)
                                                                                          ========

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS PURCHASED       FOREIGN CURRENCY SOLD        SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
               $ 91,752              10,820,316  Japanese Yen        October 2001            $ 985
                 44,734               5,358,262  Japanese Yen        October 2001             (214)
                136,043              16,262,569  Japanese Yen        October 2001             (377)
                                                                                             -----
                                                                                             $ 394
                                                                                             =====

At September 30, 2001, Global, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--

No provision is made for Federal income taxes. The Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

The funds hereby designate the approximate long term capital gains for purposes of the dividends paid deduction (in thousands): Equity and Income -- $1,897; and, Global -- $1,362.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and undistributed net realized gain (loss) on investments. These differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

At September 30, 2001, the capital loss carryforwards for U.S. Federal income tax purposes are as follows (in thousands): Oakmark -- $162,914 (begins to expire 9/30/08); and Select -- $5,157 (expires 9/30/09).

For the period subsequent to October 31, 2000, through the fiscal year end, the following Funds incurred net capital losses for which each Fund intends to treat as having been incurred in the following fiscal year (in thousands): Select -- $41,794; International -- $14,828; and International Small Cap -- $889.

BANK LOANS--

The Funds have an unsecured line of credit with a syndication of banks. It is a committed line of $250 million. Borrowings under this arrangement bear interest at .45% above the Federal Funds Effective Rate. As of September 30, 2001, there were no outstanding borrowings.

ACCOUNTING FOR OPTIONS--

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options, which expire unexercised, are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the twelve months ended September 30, 2001, Oakmark, Select, Small Cap, and Global wrote option contracts. At September 30, 2001, Global had outstanding option contracts. Portfolio securities valued at $1,248,000 were being held in escrow by the custodian as cover for call options written by Global.

2. TRANSACTIONS WITH AFFILIATES

Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2 billion of net assets, .90% on the next $1 billion of net assets, .80% on the next $2 billion of net assets, and .75% on the excess of $5 billion of net assets. Select pays 1% on the first $1 billion of net assets, .95% on the next $500 million of net assets, .90% on the next $500 million of net assets, .85% on the next $500 million of net assets, .80% on the next $2.5 billion of net assets, and .75% on the excess of $5 billion of net assets. Small Cap pays 1.00% of net assets. Equity and Income pays .75% of net assets. Global pays 1.00% of net assets. International pays 1% on the first $2 billion of net assets, .95% on the next $1 billion of net assets, and .85% on the excess of $3 billion of net assets. Int'l Small Cap pays 1.25% on the first $500 million and 1.10% on the excess of $500 million of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses, excluding certain expenses, for Class I shares, exceed 1.5% for domestic funds, 2.0% for international funds, 1.75% for Global and 1.0% for Equity and Income; or for Class II shares, exceed 1.75% for domestic funds, 2.25% for international funds, 2% for Global and 1.25% for Equity and Income.

In connection with the organization of the Funds, expenses of approximately $3,500 were advanced to Select by the Adviser. These expenses are being amortized on a straight line basis through October, 2001 for Select.

During the twelve months ended September 30, 2001, the Funds incurred brokerage commissions of $7,022,538, $5,729,975, $564,432, $1,040,655, $237,309,
$2,693,614, and $429,077 of which $2,164,964, $1,346,463, $162,683, $447,443,
$52,458, $0, and $0 were paid by Oakmark, Select, Small Cap, Equity and Income, Global, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.

The Funds' Trustees may participate in a Deferred Compensation Plan which may be terminated at any time. The obligations of the Plan are paid solely out of the assets of the Funds.

3. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares (in thousands):

                                                      TWELVE MONTHS ENDED SEPTEMBER 30, 2001
              ---------------------------------------------------------------------------------------------------
                                                                      EQUITY &                           INT'L
                                      OAKMARK     SELECT   SMALL CAP   INCOME    GLOBAL  INTERNATIONAL  SMALL CAP
              ---------------------------------------------------------------------------------------------------
              Shares sold              44,685    101,275     8,459     39,023     3,516     18,926        6,680
              Shares issued in
                 reinvestment of
                 dividends                994      5,908       585        293        53      3,303          588
              Less shares redeemed    (24,202)   (23,567)   (7,348)    (6,921)   (1,614)   (13,874)      (3,226)
                                      -------    -------    ------     ------    ------    -------       ------
              Net increase
                 (decrease) in
                 shares outstanding    21,477     83,616     1,696     32,395     1,955      8,355        4,042
                                      =======    =======    ======     ======    ======    =======       ======

                                                     TWELVE MONTHS ENDED SEPTEMBER 30, 2000
              ---------------------------------------------------------------------------------------------------
                                                                      EQUITY &                            INT'L
                                      OAKMARK     SELECT  SMALL CAP    INCOME    GLOBAL  INTERNATIONAL  SMALL CAP
              ---------------------------------------------------------------------------------------------------
              Shares sold              11,007     32,899     3,743        784     1,361     11,610        3,311
              Shares issued in
                 reinvestment of
                 dividends             21,629     15,744         0        463         3      1,898          656
              Less shares redeemed    (95,833)   (44,043)  (18,761)    (1,763)   (1,477)   (20,847)      (8,406)
                                      -------    -------    ------     ------    ------    -------       ------
              Net increase
                 (decrease) in
                 shares outstanding   (63,197)    (4,600)  (15,018)      (516)     (113)    (7,339)      (4,439)
                                      =======    =======    ======     ======    ======    =======       ======

4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                           EQUITY &                              INT'L
                                       OAKMARK       SELECT     SMALL CAP   INCOME     GLOBAL  INTERNATIONAL   SMALL CAP
              ----------------------------------------------------------------------------------------------------------
              Purchases               $2,019,231   $2,258,505   $129,112   $730,401   $63,068     $541,098      $83,641
              Proceeds from sales     $1,409,888   $  587,358   $106,706   $238,509   $42,530     $457,405      $46,690

Transactions in options written by Oakmark during the year ended September 30, 2001 were as follows:

                                                                    NUMBER OF CONTRACTS   PREMIUMS RECEIVED
              --------------------------------------------------------------------------------------------------
              Options outstanding at September 30, 2000                          0           $         0
              Options written                                               19,250             1,890,470
              Options terminated in closing purchase transactions             (500)               (3,500)
              Options expired                                               (7,706)             (785,674)
              Options exercised                                            (11,044)           (1,101,296)
                                                                           -------           -----------
              Options outstanding at September 30, 2001                          0           $         0

Transactions in options written by Select during the year ended September 30, 2001 were as follows:

                                                                    NUMBER OF CONTRACTS   PREMIUMS RECEIVED
              -------------------------------------------------------------------------------------------------
              Options outstanding at September 30, 2000                          0            $       0
              Options written                                                1,000              136,842
              Options terminated in closing purchase transactions                0                    0
              Options expired                                               (1,000)            (136,842)
              Options exercised                                                  0                    0
                                                                           -------            ---------
              Options outstanding at September 30, 2001                          0            $       0

Transactions in options written by Small Cap during the year ended September 30, 2001 were as follows:

                                                                    NUMBER OF CONTRACTS   PREMIUMS RECEIVED
              -------------------------------------------------------------------------------------------------
              Options outstanding at September 30, 2000                        210           $    64,578
              Options written                                               10,220             1,573,462
              Options terminated in closing purchase transactions           (4,950)             (231,352)
              Options expired                                               (5,030)           (1,314,043)
              Options exercised                                               (450)              (92,645)
                                                                            ------           -----------
              Options outstanding at September 30, 2001                          0           $         0

Transactions in options written by Global during the year ended September 30, 2001 were as follows:

                                                                    NUMBER OF CONTRACTS   PREMIUMS RECEIVED
              -------------------------------------------------------------------------------------------------
              Options outstanding at September 30, 2000                        0              $      0
              Options written                                                630               172,759
              Options terminated in closing purchase transactions              0                     0
              Options expired                                                  0                     0
              Options exercised                                             (180)              (31,739)
                                                                            ----              --------
              Options outstanding at September 30, 2001                      450              $141,020

5. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of Select, Small Cap, International, and International Small Cap's transactions in the securities of these issuers during the year ended September 30, 2001 is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                                                                                       MARKET VALUE
                                                              PURCHASE         SALES       DIVIDEND    SEPTEMBER 30,
           AFFILIATES                                          (COST)        PROCEEDS       INCOME          2001
           ---------------------------------------------------------------------------------------------------------
           The Dun & Bradstreet Corporation                $ 65,981,623    $         0    $        0    $137,998,000
           Energizer Holdings, Inc.                          61,041,062              0             0      99,675,126
           The Reynolds and Reynolds Company, Class A                 0     22,189,359     1,973,301     118,357,010
           Toys 'R' Us, Inc.                                 78,087,413              0             0     210,610,905
                                                           ------------    -----------    ----------    ------------
           TOTALS                                          $205,110,098    $22,189,359    $1,973,301    $566,641,041

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                                                                                        MARKET VALUE
                                                               PURCHASE         SALES       DIVIDEND    SEPTEMBER 30,
           AFFILIATES                                           (COST)        PROCEEDS       INCOME          2001
           ---------------------------------------------------------------------------------------------------------
           Hanger Orthopedic Group, Inc.                       $210,872       $436,322            $0      $3,552,000
           R.G. Barry Corporation                               139,659              0             0       3,664,280
                                                               --------       --------            --      ----------
           TOTALS                                              $350,531       $436,322            $0      $7,216,280

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                                                                           MARKET VALUE
                                                 PURCHASE         SALES       DIVIDEND    SEPTEMBER 30,
           AFFILIATES                             (COST)        PROCEEDS       INCOME          2001
           -------------------------------------------------------------------------------------------------
           Chargeurs SA                        $         0    $ 4,647,299    $  651,249     $20,866,885
           Enodis plc                           38,857,310      7,084,781     1,983,266      26,655,081
           Fila Holding S.p.A.                  13,463,234              0             0      23,967,610
           Lotte Chilsung Beverage Co., Ltd.       442,181              0        61,854      18,400,307
           Nufarm Limited                                0      3,700,346       958,007       9,811,562
                                               -----------    -----------    ----------     -----------
           TOTALS                              $52,762,725    $15,432,426    $3,654,376     $99,701,445

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                                                                           MARKET VALUE
                                                 PURCHASE         SALES       DIVIDEND    SEPTEMBER 30,
           AFFILIATES                             (COST)        PROCEEDS       INCOME          2001
           -----------------------------------------------------------------------------------------------
           Alaska Milk Corporation                $193,224       $      0      $291,982      $1,962,293
           Royal Doulton plc                       520,262        378,841             0       1,418,900
           Mainfreight Limited                           0        196,511       126,577       1,997,983
           Matichon Public Company Limited,
              Foreign Shares                             0              0       201,908       2,292,088
                                                  --------       --------      --------      ----------
           TOTALS                                 $713,486       $575,352      $620,467      $7,671,264

THE OAKMARK FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       APRIL 5, 2001
                                         YEAR ENDED       THROUGH
                                        SEPTEMBER 30,  SEPTEMBER 30,    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                            2001            2001       SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                          CLASS I       CLASS II(a)        2000            1999            1998
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $  26.95        $  32.09        $  34.37        $  33.54        $  41.21
Income From Investment Operations:
   Net Investment Income (Loss)              0.07            0.05            0.49            0.36            0.47
   Net Gains or Losses on Securities
      (both realized and unrealized)         5.38           (0.17)          (2.91)           2.51           (1.73)
                                         --------        --------        --------        --------        --------
   Total From Investment Operations:         5.45           (0.12)          (2.42)           2.87           (1.26)
Less Distributions:
   Dividends (from net investment
      income)                               (0.39)           0.00           (0.26)          (0.44)          (0.40)
   Distributions (from capital gains)        0.00            0.00           (4.73)          (1.60)          (6.01)
                                         --------        --------        --------        --------        --------
   Total Distributions                      (0.39)           0.00           (5.00)          (2.04)          (6.41)
                                         --------        --------        --------        --------        --------
Net Asset Value, End of Period           $  32.01        $  31.97        $  26.95        $  34.37        $  33.54
                                         ========        ========        ========        ========        ========
Total Return                                20.42%          (0.37)%         (7.55)%          7.98%          (4.06)%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                         $3,109.1        $    0.1        $2,038.7        $4,772.8        $6,924.0
   Ratio of Expenses to Average
      Net Assets                             1.15%           1.32%*          1.21%           1.11%           1.08%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets           0.73%           0.46%*          1.42%           1.02%           1.22%
   Portfolio Turnover Rate                     57%             57%             50%             13%             43%


                                        ELEVEN MONTHS
                                             ENDED       YEAR ENDED
                                         SEPTEMBER 30,   OCTOBER 31,
                                            1997(b)          1996
---------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  32.39        $  28.47
Income From Investment Operations:
   Net Investment Income (Loss)                0.36            0.34
   Net Gains or Losses on Securities
      (both realized and unrealized)          10.67            4.70
                                           --------        --------
   Total From Investment Operations:          11.03            5.04
Less Distributions:
   Dividends (from net investment
      income)                                 (0.34)          (0.28)
   Distributions (from capital gains)         (1.87)          (0.84)
                                           --------        --------
   Total Distributions                        (2.21)          (1.12)
                                           --------        --------
Net Asset Value, End of Period             $  41.21        $  32.39
                                           ========        ========
Total Return                                  39.24%*         18.07%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                           $6,614.9        $3,933.9
   Ratio of Expenses to Average
      Net Assets                               1.08%*          1.18%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets             1.19%*          1.13%
   Portfolio Turnover Rate                       17%             24%

* Data has been annualized.

(a) The date which Class II shares were first sold to the public was April 5, 2001.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

THE OAKMARK SELECT FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                     DECEMBER 31, 1999
                                           YEAR ENDED    YEAR ENDED     YEAR ENDED        THROUGH
                                         SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,     YEAR ENDED
                                              2001          2001           2000             2000         SEPTEMBER 30,
                                            CLASS I       CLASS II       CLASS I         CLASS II(a)         1999
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  21.45      $   21.40      $   20.92         $   18.42        $  16.76

Income From Investment Operations:
   Net Investment Income (Loss)                0.03           0.00           0.13              0.10            0.19
   Net Gains or Losses on Securities
      (both realized and unrealized)           5.17           5.10           4.32              2.88            4.73
                                           --------      ---------       --------         ---------        --------
   Total From Investment Operations:           5.20           5.10           4.45              2.98            4.92
Less Distributions:
   Dividends (from net investment
      income)                                 (0.09)         (0.06)         (0.20)             0.00           (0.05)
   Distributions (from capital gains)         (1.36)         (1.34)         (3.72)             0.00           (0.71)
                                           --------      ---------       --------         ---------        --------
   Total Distributions                        (1.45)         (1.40)         (3.91)             0.00           (0.76)
                                           --------      ---------       --------         ---------        --------
Net Asset Value, End of Period             $  25.20      $   25.10       $  21.45         $   21.40        $  20.92
                                           ========      =========       ========         =========        ========
Total Return                                  25.75%         25.28%         24.53%            16.18%          30.07%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                           $4,161.4      $    35.4       $1,772.0         $     6.8        $1,638.9
   Ratio of Expenses to Average
      Net Assets                               1.08%          1.40%          1.17%             1.41%*          1.16%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets             0.26%         (0.08)%         0.76%             0.59%*          0.98%
   Portfolio Turnover Rate                       21%            21%            69%               69%             67%


                                                        ELEVEN MONTHS
                                          YEAR ENDED         ENDED
                                         SEPTEMBER 30,   SEPTEMBER 30,
                                             1998           1997(b)
----------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  16.34       $   10.00

Income From Investment Operations:
   Net Investment Income (Loss)                0.03           (0.01)
   Net Gains or Losses on Securities
      (both realized and unrealized)           0.56            6.35
                                           --------       ---------
   Total From Investment Operations:           0.59            6.34
Less Distributions:
   Dividends (from net investment
      income)                                  0.00            0.00
   Distributions (from capital gains)         (0.17)           0.00
                                           --------       ---------
   Total Distributions                        (0.17)           0.00
                                           --------       ---------
Net Asset Value, End of Period             $  16.76       $   16.34
                                           ========       =========
Total Return                                   3.64%          69.16%*
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                           $1,227.9       $  514.2
   Ratio of Expenses to Average
      Net Assets                               1.22%          1.12%*
   Ratio of Net Investment Income
      (Loss) to Average Net Assets             0.17%         (0.11)%*
   Portfolio Turnover Rate                       56%            37%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was December 31, 1999.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                               ELEVEN MONTHS
                                               YEAR ENDED     YEAR ENDED       YEAR ENDED        YEAR ENDED         ENDED
                                              SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  2001          2000              1999              1998           1997(b)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  15.10      $   13.88         $  12.63         $   20.34        $  13.19
Income From Investment Operations:
   Net Investment Income (Loss)                     0.00           0.00             0.14             (0.12)          (0.01)
   Net Gains or Losses on Securities (both
      realized and unrealized)                     (0.02)          1.22             1.20             (4.73)           7.16
                                                --------      ---------         --------         ---------        --------
   Total From Investment Operations:               (0.02)          1.22             1.34             (4.85)           7.15
Less Distributions:
   Dividends (from net investment income)           0.00           0.00             0.00              0.00            0.00
   Distributions (from capital gains)              (0.51)          0.00            (0.09)            (2.86)           0.00
                                                --------      ---------         --------         ---------        --------
   Total Distributions                             (0.51)          0.00            (0.09)            (2.86)           0.00
                                                --------      ---------         --------         ---------        --------
Net Asset Value, End of Period                  $  14.57      $   15.10         $  13.88         $   12.63        $  20.34
                                                ========      =========         ========         =========        ========
Total Return                                        0.07%          8.79%           10.56%           (26.37)%         59.14%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $  264.6      $   248.7         $  437.1         $   618.0        $1,513.4
   Ratio of Expenses to Average Net Assets          1.27%          1.50%(a)         1.48%             1.45%           1.37%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                        (0.28)%        (0.41)%(a)       (0.44)%           (0.40)%         (0.25)%*
   Portfolio Turnover Rate                            47%            28%              68%               34%             27%


                                                    YEAR
                                                    ENDED
                                                 OCTOBER 31,
                                                    1996
------------------------------------------------------------
Net Asset Value, Beginning of Period              $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)                      (0.02)
   Net Gains or Losses on Securities (both
      realized and unrealized)                        3.21
                                                  --------
   Total From Investment Operations:                  3.19
Less Distributions:
   Dividends (from net investment income)             0.00
   Distributions (from capital gains)                 0.00
                                                  --------
   Total Distributions                                0.00
                                                  --------
Net Asset Value, End of Period                    $  13.19
                                                  ========
Total Return                                         31.94%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)           $  218.4
   Ratio of Expenses to Average Net Assets            1.61%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                          (0.29)%
   Portfolio Turnover Rate                              23%

*Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                        SEPTEMBER 30,
                                                            2000
--------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                     1.59%
Ratio of Net Income (Loss) to Average Net Assets           (0.50)%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

THE OAKMARK EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                             JULY 13, 2000
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED         THROUGH           YEAR
                                              SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,       ENDED
                                                   2001          2001            2000              2000        SEPTEMBER 30,
                                                 CLASS I       CLASS II        CLASS I         CLASS II(a)         1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $  16.50      $   16.49       $  15.68         $   15.51        $  13.99
Income From Investment Operations:
   Net Investment Income (Loss)                      0.08           0.07           0.35              0.30            0.39
   Net Gains or Losses on Securities (both
      realized and unrealized)                       2.11           2.08           2.28              0.68            1.72
                                                 --------      ---------       --------         ---------        --------
   Total From Investment Operations:                 2.19           2.15           2.63              0.98            2.11
Less Distributions:
   Dividends (from net investment income)           (0.24)         (0.24)         (0.45)             0.00           (0.21)
   Distributions (from capital gains)               (1.00)         (1.00)         (1.36)             0.00           (0.21)
                                                 --------      ---------       --------         ---------        --------
   Total Distributions                              (1.24)         (1.24)         (1.81)             0.00           (0.42)
                                                 --------      ---------       --------         ---------        --------
Net Asset Value, End of Period                   $  17.45      $   17.40       $  16.50         $   16.49        $  15.68
                                                 ========      =========       ========         =========        ========
Total Return                                        14.40%         14.07%         18.51%             6.32%          15.32%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)          $  620.1      $     3.3       $   54.5         $     0.4        $   60.3
   Ratio of Expenses to Average Net Assets           0.98%          1.23%          1.24%             1.32%*          1.18%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                          2.07%          1.95%          3.04%             2.59%*          2.65%
   Portfolio Turnover Rate                            124%           124%            87%               87%             81%


                                                  YEAR       ELEVEN MONTHS         YEAR
                                                 ENDED           ENDED            ENDED
                                              SEPTEMBER 30,  SEPTEMBER 30,    OCTOBER 31,
                                                  1998          1997(c)           1996
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  14.49       $   11.29       $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                     0.29            0.21            0.10
   Net Gains or Losses on Securities (both
      realized and unrealized)                      0.04            3.24            1.19
                                                --------       ---------       ---------
   Total From Investment Operations:                0.33            3.45            1.29
Less Distributions:
   Dividends (from net investment income)          (0.24)          (0.12)           0.00
   Distributions (from capital gains)              (0.59)          (0.13)           0.00
                                                --------       ---------       ---------
   Total Distributions                             (0.83)          (0.25)           0.00
                                                --------       ---------       ---------
Net Asset Value, End of Period                  $  13.99       $   14.49       $   11.29
                                                ========       =========       =========
Total Return                                        2.57%          34.01%*         12.91%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $   57.7       $    33.5       $    13.8
   Ratio of Expenses to Average Net Assets          1.31%           1.50%*(b)       2.50%(b)
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                         2.39%           2.38%*(b)       1.21%(b)
   Portfolio Turnover Rate                            46%             53%             66%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was July 13, 2000.

(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                  SEPTEMBER 30,  OCTOBER 31,
                                                      1997          1996
----------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets               1.70%        2.64%
Ratio of Net Income (Loss) to Average Net Assets      2.18%        1.08%

(c) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OAKMARK GLOBAL FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         YEAR ENDED           YEAR ENDED            PERIOD ENDED
                                                                     SEPTEMBER 30, 2001   SEPTEMBER 30, 2000   SEPTEMBER 30, 1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $   10.91           $    9.18              $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                                0.03                0.11                   0.01
   Net Gains or Losses on Securities (both realized and unrealized)            0.12                1.63                  (0.83)
                                                                          ---------           ---------              ---------
   Total From Investment Operations:                                           0.15                1.74                  (0.82)
Less Distributions:
   Dividends (from net investment income)                                     (0.17)              (0.01)                  0.00
   Distributions (from capital gains)                                         (0.06)               0.00                   0.00
                                                                          ---------           ---------              ---------
   Total Distributions                                                        (0.23)              (0.01)                  0.00
                                                                          ---------           ---------              ---------
Net Asset Value, End of Period                                            $   10.83           $   10.91              $    9.18
                                                                          =========           =========              =========
Total Return                                                                   1.37%              18.97%                 (8.20)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                                   $    48.2           $    27.2              $    24.0
   Ratio of Expenses to Average Net Assets                                     1.75%(b)            1.75%(b)               1.75%*(b)
   Ratio of Net Investment Income (Loss) to Average Net Assets                 0.00%(b)            0.54%(b)               0.98%*(b)
   Portfolio Turnover Rate                                                      114%                147%                     7%


*Data has been annualized

(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.

(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                 SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                                                     2001                2000               1999
--------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                              1.80%               1.96%              2.22%*
Ratio of Net Income (Loss) to Average Net Assets                    (0.05%)              0.34%              0.51%*

THE OAKMARK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          NOVEMBER 4, 1999
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED        THROUGH
                                              SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,     YEAR ENDED
                                                  2001           2001           2000             2000         SEPTEMBER 30,
                                                 CLASS I       CLASS II        CLASS I        CLASS II(a)         1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  15.40      $   15.37       $  13.95         $   14.36        $  10.42
Income From Investment Operations:
   Net Investment Income (Loss)                     0.20           0.17           1.02              0.96           (0.34)
   Net Gains or Losses on Securities (both
      realized and unrealized)                     (2.07)         (2.10)          0.92              0.54            4.89
                                                --------      ---------       --------         ---------        --------
   Total From Investment Operations:               (1.87)         (1.93)          1.94              1.50            4.55
Less Distributions:
   Dividends (from net investment income)          (0.51)         (0.49)         (0.49)            (0.49)          (0.24)
   Distributions (from capital gains)              (0.51)         (0.48)          0.00              0.00           (0.78)
                                                --------      ---------       --------         ---------        --------
   Total Distributions                             (1.02)         (0.97)         (0.49)            (0.49)          (1.02)
                                                --------      ---------       --------         ---------        --------
Net Asset Value, End of Period                  $  12.51      $   12.47       $  15.40         $   15.37        $  13.95
                                                ========      =========       ========         =========        ========
Total Return                                      (13.10)%       (13.44)%        14.27%            10.79%          46.41%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $  738.5      $     1.9       $  782.4         $     0.1        $  811.1
   Ratio of Expenses to Average Net Assets          1.30%          1.64%          1.30%             1.50%*          1.29%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                         1.40%          0.62%          1.87%             1.98%*          1.94%
   Portfolio Turnover Rate                            58%            58%            64%               64%             54%


                                                                 ELEVEN MONTHS
                                                   YEAR ENDED        ENDED       YEAR ENDED
                                                  SEPTEMBER 30,   SEPTEMBER 30,  OCTOBER 31,
                                                      1998           1997(b)        1996
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $  18.77         $  14.92      $  12.97
Income From Investment Operations:
   Net Investment Income (Loss)                        0.41             0.27          0.09
   Net Gains or Losses on Securities (both
      realized and unrealized)                        (5.32)            3.74          2.90
                                                   --------         --------      --------
   Total From Investment Operations:                  (4.91)            4.01          2.99
Less Distributions:
   Dividends (from net investment income)             (0.58)           (0.16)         0.00
   Distributions (from capital gains)                 (2.86)            0.00         (1.04)
                                                   --------         --------      --------
   Total Distributions                                (3.44)           (0.16)        (1.04)
                                                   --------         --------      --------
Net Asset Value, End of Period                     $  10.42         $  18.77      $  14.92
                                                   ========         ========      ========
Total Return                                         (29.90)%          29.63%*       24.90%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)            $  756.1         $1,647.3      $1,172.8
   Ratio of Expenses to Average Net Assets             1.32%            1.26%*        1.32%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                            1.95%            2.09%*        1.45%
   Portfolio Turnover Rate                               43%              61%           42%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was November 4, 1999.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OAKMARK INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                             JANUARY 9, 2001
                                               YEAR ENDED        THROUGH
                                              SEPTEMBER 30,    SEPTEMBER 30,   YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                  2001             2001       SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,
                                                CLASS I        CLASS II(c)        2000           1999            1998
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  11.51        $   10.73       $  12.64      $    6.89        $  12.20
Income From Investment Operations:
   Net Investment Income (Loss)                     0.13             0.15           0.23           0.24            0.18
   Net Gains or Losses on Securities
      (both realized and unrealized)               (0.81)           (0.91)         (0.66)          5.71           (4.09)
                                                --------        ---------       --------      ---------        --------
   Total From Investment Operations:               (0.68)           (0.76)         (0.43)          5.95           (3.91)
Less Distributions:
   Dividends (from net investment
      income)                                      (0.34)            0.00          (0.11)         (0.20)          (0.06)
   Distributions (from capital gains)              (0.49)            0.00          (0.59)          0.00           (1.34)
                                                --------        ---------       --------      ---------        --------
   Total Distributions                             (0.83)            0.00          (0.70)         (0.20)          (1.40)
                                                --------        ---------       --------      ---------        --------
Net Asset Value, End of Period                  $  10.00        $    9.97       $  11.51      $   12.64        $   6.89
                                                ========        =========       ========      =========        ========
Total Return                                       (6.18)%          (7.08)%        (3.44)%        88.02%         (35.20)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $  118.9        $     0.0       $   90.3      $   155.4        $   51.8
   Ratio of Expenses to Average
      Net Assets                                    1.74%            1.97%*         1.77%          1.79%           1.96%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets                  1.83%            1.76%*         1.99%          2.31%           2.17%
   Portfolio Turnover Rate                            49%              49%            40%           126%             69%


                                              ELEVEN MONTHS
                                                   ENDED        YEAR ENDED
                                               SEPTEMBER 30,    OCTOBER 31,
                                                  1997(b)           1996
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $  11.41         $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)                      0.13             0.04
   Net Gains or Losses on Securities
      (both realized and unrealized)                 1.10             1.37
                                                 --------         --------
   Total From Investment Operations:                 1.23             1.41
Less Distributions:
   Dividends (from net investment
      income)                                       (0.08)            0.00
   Distributions (from capital gains)               (0.36)            0.00
                                                 --------         --------
   Total Distributions                              (0.44)            0.00
                                                 --------         --------
Net Asset Value, End of Period                   $  12.20         $  11.41
                                                 ========         ========
Total Return                                        12.07%*          14.15%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)          $   66.0         $   39.8
   Ratio of Expenses to Average
      Net Assets                                     1.93%*           2.50%(a)
   Ratio of Net Investment Income
      (Loss) to Average Net Assets                   1.23%*           0.65%(a)
   Portfolio Turnover Rate                             63%              27%

*Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                           OCTOBER 31,
                                                                              1996
---------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                       2.65%
Ratio of Net Income (Loss) to Average Net Assets                              0.50%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.
(c) The date which Class II shares were first sold to the public was January 9, 2001.

THE OAKMARK FAMILY OF FUNDS

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF HARRIS ASSOCIATES INVESTMENT TRUST:

     WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF ASSETS AND LIABILITIES OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND (EACH A SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST), INCLUDING THE SCHEDULES OF INVESTMENTS ON PAGES 6-8, 11-12, 16-18, 22-25, 28-32, 35-40, AND 44-49, AS OF SEPTEMBER 30,
2001, AND THE RELATED STATEMENTS OF OPERATIONS FOR THE YEAR THEN ENDED, THE STATEMENTS OF CHANGES IN NET ASSETS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED, AND THE FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE TRUST'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS.

     WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF SEPTEMBER 30, 2001, BY CORRESPONDENCE WITH THE CUSTODIAN AND BROKERS. AS TO SECURITIES PURCHASED BUT NOT RECEIVED, WE REQUESTED CONFIRMATION FROM BROKERS, AND WHEN REPLIES WERE NOT RECEIVED, WE CARRIED OUT ALTERNATIVE AUDITING PROCEDURES. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

     IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITIONS OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND OF THE HARRIS ASSOCIATES INVESTMENT TRUST AS OF SEPTEMBER 30, 2001, THE RESULTS OF THEIR OPERATIONS FOR THE YEAR THEN ENDED, THE CHANGES IN THEIR NET ASSETS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED, AND THEIR FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

ARTHUR ANDERSEN LLP

Chicago, Illinois
October 26, 2001

                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

Note: As used herein, "Registration Statement" refers to this registration statement under the Securities Act of 1933, no. 33-38953. "Pre-effective Amendment" refers to a pre-effective amendment to the Registration Statement, and "Post-effective Amendment" refers to a post-effective amendment to the Registration Statement.

(a) Agreement and declaration of trust (exhibit 1 to Post-effective Amendment no. 18*)

(b) Bylaws as amended and restated through January 17, 2001(exhibit (b) to Post-effective Amendment no. 25*)

(c)      The registrant does not issue share certificates

(d)(1) Investment advisory agreement for The Oakmark Fund dated October 30, 2000 (exhibit (d)(1) to Post-effective Amendment no. 25*)

(d)(2) First amendment to investment advisory agreement for The Oakmark Fund dated April 18, 2001

(d)(3) Investment advisory agreement for The Oakmark Select Fund dated October 30, 2000 (exhibit (d)(2) to Post-effective Amendment no. 25*)

(d)(4) First amendment to investment advisory agreement for The Oakmark Select Fund dated April 18, 2001

(d)(5) Investment advisory agreement for The Oakmark Small Cap Fund dated October 30, 2000 (exhibit (d)(3) to Post-effective Amendment no. 25*)

(d)(6) First amendment to investment advisory agreement for The Oakmark Small Cap Fund dated April 18, 2001

(d)(7) Investment advisory agreement for The Oakmark Equity and Income Fund dated October 30, 2000 (exhibit (d)(4) to Post-effective Amendment no. 25*)

(d)(8) First amendment to investment advisory agreement for The Oakmark Equity and Income Fund dated April 18, 2001

(d)(9) Investment advisory agreement for The Oakmark Global Fund dated October 30, 2000 (exhibit (d)(5) to Post-effective Amendment no. 25*)

(d)(10) First amendment to investment advisory agreement for The Oakmark Global Fund dated April 18, 2001

(d)(11) Investment advisory agreement for The Oakmark International Fund dated October 30, 2000 (exhibit (d)(6) to Post-effective Amendment no. 25*)

(d)(12) First amendment to investment advisory agreement for The Oakmark International Fund dated April 18, 2001

(d)(13) Investment advisory agreement for The Oakmark International Small Cap Fund dated October 30, 2000 (exhibit (d)(7) to Post-effective Amendment no. 25*)

(d)(14) First amendment to investment advisory agreement for The Oakmark International Small Cap Fund dated April 18, 2001

(e)(1) Distribution agreement dated January 26, 2001 (exhibit (e) to Post-effective Amendment no. 25*)

(e)(2)   First amendment to Distribution Agreement dated April 18, 2001

(f)      None

(g)(1) Custody agreement with State Street Bank and Trust Company dated July 10, 1991 (exhibit 8 to Pre-effective Amendment no. 2*)

(g)(2) Special custody account agreement (short sales) dated September 24, 1991 (exhibit 8.2 to Post-effective Amendment no. 18*)

(g)(3) Form of letter agreement dated September 8, 1992 applying custody agreement (exhibit (g)(1)) to The Oakmark International Fund (exhibit 8.3 to Post-effective Amendment no. 18*)

(g)(4) Form of letter agreement dated September 15, 1995 applying custody agreement (exhibit (g)(1)) and transfer agency agreement to The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund (exhibit 8.4 to Post-effective Amendment no. 18*)

(g)(5) Form of letter agreement dated September 30, 1996 applying custody agreement (exhibit (g)(1)) to The Oakmark Select Fund (exhibit 8.5 to Post-effective Amendment no. 17*)

(g)(6) Form of special custody account agreement (short sales) dated May 21, 1996 for each of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund (exhibit 8.6 to Post-effective Amendment No. 20*)

(g)(7) Form of letter agreement dated August, 1999 applying custody agreement (exhibit (g)(1)) to The Oakmark Global Fund (exhibit (g)(7) to Post-effective Amendment no. 22*)

(g)(8) Amendment to custodian contract dated April 18, 2000 (exhibit (g)(8) to Post-effective Amendment no. 25*)

(h)(1) Transfer agent agreement with Nvest Services Company, Inc. dated September 1, 1999 (exhibit (h) to Post-effective Amendment no. 23*)

(h)(2)   Amendment to transfer agency and service agreement dated June 12, 2001

(i)(1) Opinion of Bell, Boyd & Lloyd dated November 1, 1998 - The Oakmark Fund (exhibit 10.1 to Post-effective Amendment no. 21*)

(i)(2) Opinion of Bell, Boyd & Lloyd dated July 23, 1992 - The Oakmark International Fund (exhibit 10.2 to Post-effective Amendment no. 18*)

(i)(3) Opinion of Bell, Boyd & Lloyd dated September 20, 1995 - The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund (exhibit 10.4 to Post-Effective Amendment no. 18*)

(i)(4) Opinion of Bell, Boyd & Lloyd dated October 22, 1996 - The Oakmark Select Fund (exhibit 10.5 to Post-effective Amendment no. 17*)

(i)(5) Opinion of Bell, Boyd & Lloyd dated May 21, 1999 - The Oakmark Global Fund (exhibit (i)(6) to Post-effective Amendment no. 22*)

(i)(6)   Consent of Bell, Boyd & Lloyd LLC dated November 29, 2001

(j)      Consent of independent public accountants dated November 29, 2001

(k)      None

(l)(1) Organizational expense agreement for The Oakmark Fund dated July 31, 1991 (exhibit 13.1 to Post-effective Amendment no. 18*)

(l)(2) Organizational expense agreement for The Oakmark International Fund dated September 15, 1992 (exhibit 13.2 to Post-effective Amendment no. 18*)

(l)(3) Organizational expense agreement for The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund dated July 6, 1995 (exhibit 13.3 to Post-effective Amendment no. 18*)

(l)(4) Organizational expense agreement for The Oakmark Select Fund dated October 22, 1996 (exhibit 13.4 to Post-effective Amendment no. 17*)

(l)(5) Form of subscription agreement (exhibit 13.5 to Post-effective Amendment no. 18*)

(m)      None

(n)      Rule 18f-3 plan (exhibit 18 to Post-effective Amendment No. 21*)

(p)(1) Code of ethics of Harris Associates L.P., Harris Associates Securities L.P. and Harris Associates Investment Trust dated April 18, 2000 (exhibit (p)(1) to Post Effective Amendment no. 25*)

(p)(2) Code of ethics for non-interested trustees of Harris Associates Investment Trust dated April 18, 2000 (exhibit (p)(2) to Post Effective Amendment no. 25*)

--------------------

*    Incorporated by reference

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

        The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Funds" and in the Statement of Additional Information under the caption "Investment Adviser" and "Trustees and Officers" is incorporated by reference.

ITEM 25.  INDEMNIFICATION

        Article VIII of the agreement and declaration of trust of registrant (exhibit 1 to this registration statement, which is incorporated herein by reference) provides that registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        The registrant, its trustees and officers, Harris Associates L.P. ("HALP") (the investment adviser to registrant) and certain affiliated persons of HALP and affiliated persons of such persons are insured under a policy of insurance maintained by registrant and HALP, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        The information in the prospectus under the caption "Management of the Funds" is incorporated by reference. Neither the Adviser nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee, except that the Adviser is a registered commodity trading adviser and commodity pool operator and its general partner is also the general partner of a securities broker-dealer firm.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Harris Associates Securities L.P. acts as principal underwriter for the registrant.

(b) Set forth below is information with respect to each officer of Harris Associates Securities L.P.:

                                  POSITIONS AND OFFICES WITH       POSITIONS AND OFFICES WITH
                      NAME               UNDERWRITER                       REGISTRANT
                      ----               -----------                       ----------
         Robert Levy              Chief Executive Officer          President

         Anita M. Nagler          Chief Operating Officer          Vice President

         Kristi L. Rowsell        Chief Financial Officer          Treasurer

         Margaret M. Head         Chief Compliance Officer         None

        The principal business address of each officer of Harris Associates Securities L.P. is Two North La Salle Street, Suite 500, Chicago, Illinois 60602.

(c) There are no commissions or other compensation received from the registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the registrant or an affiliated person of an affiliated person.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

(1)     State Street Bank & Trust Company
        66 Brooks Drive
        Braintree, MA 02184
        Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

(2)     Harris Associates L.P.
        Two North La Salle Street, Suite 500
        Chicago, IL 60602
        Rule 31a-1(a); Rule 31a-1(b)(4), (9), (10), (11);
        Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a);
        Rule 31a-2(c); Rule 31a-2(e)

(3)     CDC IXIS Asset Management Services, Inc.
        399 Boylston Street
        Boston, Massachusetts  02116
        Rule 31a-1(a); Rule 31a-1(b)(1)

ITEM 29.  MANAGEMENT SERVICES

        None

ITEM 30.  UNDERTAKINGS

        Not applicable

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on November 29, 2001.

                                        HARRIS ASSOCIATES INVESTMENT TRUST


                                        By   /s/ Robert M. Levy
                                          --------------------------------------
                                                    Robert M. Levy, President

        Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


           NAME                   TITLE                             DATE
           ----                   -----                             ----

/s/ Michael J. Friduss            Trustee                  )
----------------------------
Michael J. Friduss                                         )
                                                           )

/s/ Thomas H. Hayden              Trustee                  )
----------------------------
Thomas H. Hayden                                           )
                                                           )

/s/ Christine M. Maki             Trustee                  )
----------------------------
Christine M. Maki                                          )
                                                           )

/s/ Victor A. Morgenstern         Trustee                  )
----------------------------
Victor A. Morgenstern                                      )
                                                           )

/s/ Allan J. Reich                Trustee                  )
----------------------------
Allan J. Reich                                             )
                                                           )  November 29, 2001

/s/ Marv R. Rotter                Trustee                  )
----------------------------
Marv R. Rotter                                             )
                                                           )

/s/ Burton W. Ruder               Trustee                  )
----------------------------
Burton W. Ruder                                            )
                                                           )

/s/ Peter S. Voss                 Trustee                  )
----------------------------
Peter S. Voss                                              )
                                                           )

/s/ Gary N. Wilner                Trustee                  )
----------------------------
Gary N. Wilner                                             )
                                                           )

/s/ Robert M. Levy                President (chief         )
----------------------------        executive officer)     )
Robert M. Levy
                                                           )

/s/ Kristi L. Rowsell             Treasurer (principal     )
----------------------------        financial and          )
Kristi L. Rowsell                   accounting officer)    )

Exhibits Being Filed with This Amendment

EXHIBIT
-------

(d)(2) First amendment to investment advisory agreement for The Oakmark Fund dated April 18, 2001

(d)(4) First amendment to investment advisory agreement for The Oakmark Select Fund dated April 18, 2001

(d)(6) First amendment to investment advisory agreement for The Oakmark Small Cap Fund dated April 18, 2001

(d)(8) First amendment to investment advisory agreement for The Oakmark Equity and Income Fund dated April 18, 2001

(d)(10) First amendment to investment advisory agreement for The Oakmark Global Fund dated April 18, 2001

(d)(12) First amendment to investment advisory agreement for The Oakmark International Fund dated April 18, 2001

(d)(14) First amendment to investment advisory agreement for The Oakmark International Small Cap Fund dated April 18, 2001

(e)(2)       First amendment to distribution agreement dated April 18, 2001

(h)(2)       Amendment to transfer agency and service agreement dated June 12,
             2001

(i)(6)       Consent of Bell, Boyd & Lloyd LLC

(j)          Consent of independent public accountants